UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders.

October 31, 2016

Annual Report

NewBridge Large Cap Growth Fund

Special Value Fund

Sycamore Established Value Fund

Sycamore Small Company Opportunity Fund

Expedition Emerging Markets Small Cap Fund

NewBridge Global Equity Fund

INCORE Fund for Income

National Municipal Bond Fund

Ohio Municipal Bond Fund

Strategic Allocation Fund

INCORE Investment Grade Convertible Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Table of Contents

Shareholder Letter (Unaudited)	5
Fund Review and Commentary (Unaudited)	8
Financial Statements
The Victory Equity Funds
NewBridge Large Cap Growth Fund
Schedule of Portfolio Investments	44
Statement of Assets and Liabilities	77
Statement of Operations	81
Statements of Changes in Net Assets	85-87
Financial Highlights	97-101
Special Value Fund
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	77
Statement of Operations	81
Statements of Changes in Net Assets	85-87
Financial Highlights	102-106
Sycamore Established Value Fund
Schedule of Portfolio Investments	48
Statement of Assets and Liabilities	77
Statement of Operations	81
Statements of Changes in Net Assets	85-87
Financial Highlights	107-112
Sycamore Small Company Opportunity Fund
Schedule of Portfolio Investments	51
Statement of Assets and Liabilities	78
Statement of Operations	82
Statements of Changes in Net Assets	88-90
Financial Highlights	113-117
The Victory International Equity Funds
Expedition Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	78
Statement of Operations	82
Statements of Changes in Net Assets	88-90
Financial Highlights	118-120
NewBridge Global Equity Fund
Schedule of Portfolio Investments	60
Statement of Assets and Liabilities	78
Statement of Operations	82
Statements of Changes in Net Assets	88-90
Financial Highlights	121-124

Victory Portfolios

Table of Contents (continued)

The Victory Taxable Fixed Income Fund
INCORE Fund for Income
Schedule of Portfolio Investments	65
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	91-93
Financial Highlights	125-130
The Victory Tax-Exempt Fixed Income Funds
National Municipal Bond Fund
Schedule of Portfolio Investments	67
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	91-93
Financial Highlights	131-132
Ohio Municipal Bond Fund
Schedule of Portfolio Investments	71
Statement of Assets and Liabilities	79
Statement of Operations	83
Statements of Changes in Net Assets	91-93
Financial Highlights	133
The Victory Hybrid Funds
Strategic Allocation Fund
Schedule of Portfolio Investments	73
Statement of Assets and Liabilities	80
Statement of Operations	84
Statements of Changes in Net Assets	94-96
Financial Highlights	134-137
INCORE Investment Grade Convertible Fund
Schedule of Portfolio Investments	74
Statement of Assets and Liabilities	80
Statement of Operations	84
Statements of Changes in Net Assets	94-96
Financial Highlights	138-139
Notes to Financial Statements	140
Report of Independent Registered Public Accounting Firm	158
Supplemental Information	159
Trustee and Officer Information	159
Proxy Voting and Form N-Q Information	162
Expense Examples	162
Additional Federal Income Tax Information	166

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders (Unaudited)

Dear Victory Funds Shareholder,

Never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big shock.

Maybe that's a reflection of an aging bull market seven years after the Global Financial Crisis, a truly seminal event for investors that's still fresh for many of us. Or maybe it's persistent worries of growth rates in emerging markets, or the specter of higher U.S. interest rates that investors seemingly have been anticipating forever.

And there are plenty of other issues to ponder as well. Investors have had to grapple with a surprise political outcome in Britain, which voted to leave the European Union, not to mention a U.S. Presidential election that virtually no pollster handicapped accurately. Plus, let's not forget the negative bond yields in several major global developed markets, which create yet another set of variables that obfuscates the future.

What remains clear, however, is that investing today is no easy task, and there are many cross-currents that need deciphering. During the third quarter of 2016, a mixed bag of economic data continues to suggest that growth will plod along in a back-and-forth fashion. Domestically, we are benefitting from relatively strong personal consumption, but that's being offset by more tepid business investment and government spending. The more recent ISM manufacturing surveys show that the factory sector is still challenged, but, on the flip side, the ISM non-manufacturing survey posted its strongest reading in almost a year. Solid employment and healthier finances are underpinning household spending, but income gains and a bigger paycheck could provide a significant boost to consumer confidence and likely drive a meaningful pickup in spending to push growth above trend in 2017.

Yet despite all the question marks regarding global trade and post-Brexit uneasiness, equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. Nevertheless, more volatility should be expected, and the catalysts could come domestically or from any corner of the globe. But the equity markets' resiliency has been impressive.

While markets will continue to provide tactical challenges for investors, we also believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is appropriate for investors seeking to weather possible market turbulence. Of this, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, Victory Capital completed the acquisition of RS Investments (including the recently renamed Sophus Capital) from The Guardian Life Insurance Company of America. The acquisition expands Victory Capital's multi-boutique model to include 11 distinct investment franchises with $51.4 billion in assets under management and advisement as of September 30, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

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The Victory Equity Funds (Unaudited)

NewBridge Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity market continued its performance run again by increasing 2.28% and 4.51% for the Russell 1000 Growth Index and S&P 500 Index, respectively, for the fiscal year ended October 31, 2016, while the Fund (Class A Shares at net asset value) returned -3.00%.

Equities, which experienced the best month in four years in October 2015 following the worst quarter over the same period of time, extended their rise through the remainder of 2015. 2016, however, began with a painful six week slide.

Many of the same clouds that converged and conspired against the equity market during the summer of 2015 took hold once more in the first quarter of 2016 as investors primarily worried about the pace the Fed would pursue in tightening rates, a 70% decline in oil prices since 2014, China's slowing economic growth and growing debt problem and the presidential election cycle. The month of January was the worst start to the year since 2009 and worst month since August 2015. In January, the S&P declined 5.2%, the Dow Jones Industrial Average declined 5.5%, NASDAQ sunk 8% and Chinese stocks plummeted 21%. The sharp declines worried investors as January has set the directional tone for the rest of the year 68% of the time since 1927. Despite a brutal start, equities recovered and ended the 1st quarter with the S&P 500 and Dow Jones Industrial Average up 0.77% and 1.49%, respectively.

Oil declined almost 30% by the second week of February to a new low of $26.19 (WTI Crude) then bounced 58% by March 22 and closed the quarter at $38.71. The 4.2% sequential increase from 4Q 2015 to 1Q 2016 masked the tremendous rollercoaster ride in the oil and commodities markets. Largely for the aforementioned reasons, there was a dramatic shift away from growth stocks and cyclical sectors to value stocks and defensive sectors. Biotech had one of its worst quarters ever while utilities and consumer staples stocks flourished.

As terrible as the first quarter was for healthcare, the second quarter was the exact opposite with healthcare the best performing sector followed by energy. Earnings season went a long way to assuage investors and stocks steadily recovered. However, as the second quarter came to a close, the largely unexpected Brexit vote on June 23rd brought to bear the very real prospects of the up-ending current trade relationships. This unforeseen event sent

The Victory Equity Funds (Unaudited)

NewBridge Large Cap Growth Fund (continued)

shockwaves through the global financial markets that resulted in a spike in volatility, commensurate increase in correlations and widespread "risk-off" selling.

Impressively, the market digested the news of the Brexit vote, came to have a more balanced view of what the changes are likely to mean and equities rallied in the third quarter of 2016 to post the strongest three month stretch of the fiscal year. In a complete reversal to last year, in which a difficult third quarter was followed by a 9% bounce in October, the third quarter of 2016 (in which the Russell 1000 Growth Index and S&P 500 Index were up 4.58% and 3.85% respectively), was followed by a sharp decline in October as equity markets fretted over one of the most contentious Presidential election cycles on record. During the month of October 2016, the Russell 1000 Growth Index declined -2.35% and the S&P 500 Index also fell -1.82%.

Information Technology made the largest absolute contribution to the Fund's performance, led by strong gains in Facebook, Adobe, NXP Semiconductor and Applied Materials. Consumer Staples, although not a big part of the Fund, also helped performance, with Constellation Brands being the biggest competitor. The biggest detractors to absolute and relative performance were Health Care and Consumer Discretionary, which is direct contrast to the prior year in which they were the best contributors to absolute and relative performance. Health Care was subject to tremendous political pressure since the summer of 2015 with the Fund's biotech holdings posting the worst performance despite solid earnings reports. The Consumer Discretionary sector had highly dispersed performance with Ulta Salon and Amazon providing outstanding performance but experiencing disappointments in NIKE, Chipotle and Tractor Supply.

Over the course of the last fiscal year, the United States saw a single increase in the Fed target rate at end of 2015; though so far in 2016, such events as the China wobble, the European Brexit, several weak job reports and the November presidential election have prevented the Fed from following with a subsequent increase. Growth has remained weak, albeit positive with GDP for 2016 expected to end the year at a 2.4% pace, down from 2.6% in 2015. This has put the bond market into roller coaster mode with the yield on the 10 year tumbling from 2.25% to start the period down to almost 1.35% in early July only to rise steadily since then. The great thirst for yield drove high yielding sectors such as Real Estate, Utilities, Staples and Telecoms (RUST stocks) to record levels, only to have them come under pressure when the prices of bonds sold off starting in mid-July of this year. As the stock market endured one growth scare, a significant exogenous shock from the Brexit vote and a volatile Presidential election cycle, the performance of the Fund in calendar and fiscal 2016 suffered in two distinct periods; the 1st quarter of 2016 and the month of October 2016.

Our outlook for 2017 remains centered around several key themes:

1) The strength of the U.S. recovery as the Federal Reserve seeks to move overnight interest rates higher without jeopardizing the economy's already slow growth rate.

2) The extent a new U.S. President and Republican congress can implement pro-growth policies in the form of lower regulation and lower taxes while changing existing trade pacts with trading partners without being protectionist.

3) China's slowing economy will require additional government stimulus to support slowing growth rates, though the exact growth rate and level of stimulus the government is willing to commit remains to be seen.

The Victory Equity Funds (Unaudited)

NewBridge Large Cap Growth Fund (continued)

4) Finally, globalization continues to help bring emerging countries into the global economy and spur growth rates of their respective stock markets and Gross Domestic Products. This transformation has brought hundreds of millions into the middle class improving standards of living and increasing their purchasing power; benefiting themselves, their countries, and companies that can adapt and find ways to harness their skill and sell them goods and services.

The Victory Equity Funds (Unaudited)

NewBridge Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	12/31/03	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000 Growth Index[1]
One Year	–3.00%	–8.58%	–3.79%	–4.41%	–2.67%	–3.43%	–2.76%	2.28%
Three Year	5.92%	3.84%	5.04%	5.04%	6.26%	5.50%	6.18%	9.36%
Five Year	9.97%	8.67%	9.06%	9.06%	10.32%	9.54%	N/A	13.65%
Ten Year	6.29%	5.67%	5.44%	5.44%	N/A	5.91%	N/A	8.22%
Since Inception	6.88%	6.39%	6.03%	6.03%	7.98%	6.52%	9.67%	N/A
Expense Ratios
Gross	1.26%		2.13%		1.04%	3.06%	1.04%
With Applicable Waivers	1.26%		2.10%		0.95%	1.65%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

NewBridge Large Cap Growth Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds (Unaudited)

Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in highgrade fixed-income securities. Midcapitalization stocks typically carry additional risk, as smaller companies generally have higher a risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets appreciated for the eighth consecutive year in the fiscal year ended October 31, 2016. A vote by Great Britain to leave the European Union (Brexit), and an unconventional election season in the United States did little to sway investors' mindset. Although there was some reluctance on the part of institutional investors to embrace the appreciation due to earnings stagnation and sluggish economic growth, markets climbed nearly 5% in the fiscal year ended October 31. This economic expansion, while more tepid than historical, has lasted 85 months, or 38 months longer than the average expansion since 1932.

The Fund returned -4.06% (Class A Shares at net asset value), underperforming its S&P 500 benchmark return of 4.51% in Fiscal 2016. Within the portfolio, Microsoft, Time Warner, and Baxter were the largest contributors to the fund's performance. Microsoft's core enterprise software business has performed well, but the market is finally giving the company credit for the growth in its Cloud offering. Time Warner agreed to be acquired by AT&T late in the fiscal year. Baxter appreciated under new management, as they have outperformed original profitability targets. The largest detractors to performance were H&R Block, Bank of America, and Citigroup. H&R Block declined as the company lost share in its important tax preparation business, while Bank of America and Citigroup declined early in the year when recession fears were growing and interest rates declined.

High dividend yielding sectors were rewarded with higher valuations earlier in the fiscal year given low interest rates, but cyclical securities rallied beginning in the summer months as the ten-year treasury rose approximately 40 bps to nearly 1.8% ending the fiscal year. The best performing sectors in the fiscal year were Technology and Telecommunications with double-digit returns, followed closely by the Consumer Staples sector. Health Care and Consumer Discretionary were the worst and only negative performing sectors for the year.

The Victory Equity Funds (Unaudited)

Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	–4.06%	–9.57%	–4.92%	–5.87%	–3.93%	–4.29%	–3.80%	4.51%
Three Year	2.55%	0.55%	1.66%	1.66%	2.78%	2.27%	2.83%	8.84%
Five Year	7.85%	6.58%	6.89%	6.89%	8.11%	7.53%	N/A	13.57%
Ten Year	3.50%	2.88%	2.55%	2.55%	N/A	3.17%	N/A	6.70%
Since Inception	8.27%	7.99%	7.38%	7.38%	2.42%	7.49%	6.60%	N/A
Expense Ratios
Gross	1.35%		2.21%		1.09%	1.63%	1.58%
With Applicable Waivers	1.35%		2.20%		1.09%	1.63%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Special Value Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

The Victory Equity Funds (Unaudited)

Sycamore Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Mid-capitalization stocks typically carry additional risk, as smaller companies generally have higher a risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors were treated to a variety of market environments during the Fund's fiscal year ended October 31, 2016. After a tumultuous third quarter in 2015, the U.S. equity market rallied during the final quarter of the year, with all major indices posting gains. The beginning of 2016 was one of the worst starts to a year on record. However, the U.S. market rebounded sharply and ended the first quarter of the calendar year in positive territory. The United Kingdom's vote to leave the European Union ("Brexit") in June was top of mind for much of the second quarter, and the results of the referendum blindsided global markets. Consistent with the trend in recent years, equity markets overreacted to a political event but quickly recovered once the emotional reaction to the event waned.

The Fund (Class A Shares at net asset value) underperformed the benchmark Russell Midcap® Value Index (the "Index") for the fiscal year ended October 31, 2016, with the Fund returning 5.80% versus the 7.84% return for the Index.

The other major development that was partially overshadowed by Brexit was the global bond rally. Negative-yielding global debt swelled to nearly $12 trillion post-Brexit as investor desire for the safety of government bonds sent global yields to record lows. In the U.S., bond yields approached historic lows but remained enticing relative to other developed market debt. Japan, Germany, France and Switzerland had negative-yielding debt. Arguably, unconventional monetary policy is partly responsible for the collapse in yields, but global growth concerns coupled with subdued global inflation expectations also contributed to the decline.

There was an unusual and unexpected calm in the equity market for most of the third quarter. Following the Brexit vote, market participants anticipated that the environment could turn choppy as investors pondered the possible implications of the historic vote. However, volatility was virtually muted for most of the summer. Even with the uncertainty and rancorous rhetoric that characterized the U.S. presidential election coupled with the prospects for a December rate hike, the market managed to shake off its jitters and posted gains for the fiscal year. All major U.S. equity indices advanced during the period, with the S&P 500® Index posting the best return of 4.51%. By style, small-capitalization value stocks were ahead of the pack, with the Russell 2000® Value Index returning 8.81%.

The Victory Equity Funds (Unaudited)

Sycamore Established Value Fund (continued)

The Fund's underperformance was primarily driven by security selection. Sector weighting — a by-product of the bottom-up stock selection process — had a positive impact. Stock selection in the Information Technology, Consumer Discretionary, Financials, Energy, Consumer Staples and Materials sectors were the largest detractors. Overweight positions in Information Technology and Materials, as well as an underweight position in Financials, partially offset the negative impact from selection. The Fund's cash position was also a detractor for the period. Conversely, stock selection in the Industrials, Health Care and Utilities sectors contributed to relative performance. An overweight position in Industrials also enhanced the Fund's return. An overweight in Health Care and an underweight in Utilities partially offset the positive impact of stock selection in those sectors.

Xylem Inc. (XYL), an engineering company focused on the water industry, was the top contributor for the Fund's fiscal year. The company is achieving organic growth at a faster pace than that of its peers — driven by positive developments in public utility and robust demand in emerging markets. Xylem is financially strong and, as a result, has balance sheet optionality in a fragmented market. Computer Sciences Corp.'s (CSC) shares benefitted from the planned merger with the enterprises segment of Hewlett Packard Enterprise. The combined business is expected to have annual revenues of $26 billion and more than 5,000 clients in 70 countries. The merging of these businesses will offer clients access to a range of next-generation capabilities in areas such as cloud, big data and analytics. Public utility Alliant Energy Corp. (LNT) was also a top contributor. Shares advanced during the period in sympathy with the entire sector, which benefitted from a delay in rate hikes. Ingredion Inc. (INGR), which produces and sells starches and sweeteners, has benefitted from favorable tailwinds (inputs and pricing) as well as structural improvements (products mix) that have driven large multiple expansion the last two years. Specifically, consumers are drinking less diet soda in favor of sugar-sweetened carbonated beverages. Jacobs Engineering (JEC) rounded out the top contributors for the fiscal year. Shares in the engineering and construction company advanced as sentiment around the U.S. economy became less pessimistic and petrochemical project activity picked up. JEC has mitigated a challenged end-market environment by pursuing cost savings initiatives, focusing on working capital and diversifying its capital allocation strategy.

Unum Group (UNM), a leading underwriter of disability income in the U.S. and U.K. as well as provider of supplemental health insurance and group benefits, was the top detractor for the period. As credit — particularly in the Energy sector — deteriorated over the course of the year, we frequently revisited our investment thesis as Unum had exposure to the group. After careful consideration, we reached the conclusion that the risk/reward tradeoff was no longer favorable despite the company's fundamentals remaining intact. We divested the position early in 2016. Waddell & Reed Financial (WDR), a Kansas-based asset management and financial planning company, was also a top detractor. WRD continued to experience outflows throughout our holding period due to underperformance in certain strategies and key portfolio manager turnover. While we continue to believe that Waddell is a quality franchise, given the near-term fundamental headwinds, we divested the position as the risk/reward profile became less favorable. Shares of Flower Foods Inc. (FLO), a producer of packaged baked goods, declined as the company continues to face fundamental challenges that are impacting the category. Flower has also incurred higher litigation expenses due to the way it structures its contracts with employees — specifically, drivers of its bread delivery trucks. Due to the lack of visibility into how management may amend its structure, we

The Victory Equity Funds (Unaudited)

Sycamore Established Value Fund (continued)

divested the position as the risk/reward profile has become less favorable. Nordstrom, Inc. (JWN), a multiline retailer, also detracted from the Fund's performance. The unseasonably warm weather last winter impacted retail sales. Furthermore, Nordstrom was not immune from the cyclical headwind that has taken a toll on retailers. The competitive environment worsened, which resulted in price matching and discounting by peers. JWN got dragged into this cycle of increased price matching and ran sales that they classified as one-offs to clear fall/winter 2015 inventory. We also divested our position in JWN as the risk/reward profile became less favorable. Kennametal Inc. (KMT), an industrial tooling supplier, was another detractor that we sold as a result of deterioration in fundamentals. KMT's end markets remain challenged, and the company, which has been in restructuring mode recently, has not been able to offset weaker end markets (specifically, energy and mining) through cost discipline.

The Victory Equity Funds (Unaudited)

Sycamore Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Value Index[1]
One Year	5.80%	–0.29%	N/A	N/A	6.08%	5.60%	6.20%	6.03%	7.84%
Three Year	9.90%	7.75%	N/A	N/A	10.27%	9.71%	N/A	10.11%	7.97%
Five Year	13.87%	12.52%	N/A	N/A	14.27%	13.67%	N/A	N/A	14.07%
Ten Year	9.36%	8.72%	N/A	N/A	N/A	9.19%	N/A	N/A	7.19%
Since Inception	9.67%	9.28%	14.75%	13.75%	13.30%	11.66%	9.03%	13.11%	N/A
Expense Ratios
Gross	0.99%		1.90%		0.63%	1.16%	0.65%	0.94%
With Applicable Waivers	0.99%		1.84%		0.63%	1.16%	0.63%	0.83%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sycamore Established Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Equity Funds (Unaudited)

Sycamore Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small-capitalization stocks typically carry additional risk, as smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors were treated to a variety of market environments during the Fund's fiscal year ended October 31, 2016. After a tumultuous third quarter in 2015, the U.S. equity market rallied during the final quarter of the year, with all major indices posting gains. The beginning of 2016 was one of the worst starts to a year on record. However, the U.S. market rebounded sharply and ended the first quarter of the calendar year in positive territory. The United Kingdom's vote to leave the European Union ("Brexit") in June was top of mind for much of the second quarter, and the results of the referendum blindsided global markets. Consistent with the trend in recent years, equity markets overreacted to a political event but quickly recovered once the emotional reaction to the event waned.

The Fund slightly underperformed its benchmark index, the Russell 2000® Value Index (the "Index"), for the fiscal year ended October 31, 2016, with the Fund (Class A Shares at net asset value) returning 8.66% versus the Index's return of 8.81%.

The other major development that was partially overshadowed by Brexit was the global bond rally. Negative-yielding global debt swelled to nearly $12 trillion post-Brexit as investor desire for the safety of government bonds sent global yields to record lows. In the U.S., bond yields approached historic lows but remained enticing relative to other developed market debt. Japan, Germany, France and Switzerland had negative-yielding debt. Arguably, unconventional monetary policy is partly responsible for the collapse in yields, but global growth concerns coupled with subdued global inflation expectations also contributed to the decline.

There was an unusual and unexpected calm in the equity market for most of the third quarter. Following the Brexit vote, market participants anticipated that the environment could turn choppy as investors pondered the possible implications of the historic vote. However, volatility was virtually muted for most of the summer. Even with the uncertainty and rancorous rhetoric that characterized the U.S. presidential election coupled with the prospects for a December rate hike, the market managed to shake off its jitters and posted gains for the fiscal year. All major U.S. equity indices advanced during the period, with the S&P 500® Index posting the best return of 4.51%. By style, small-capitalization value stocks were ahead of the pack, with the Russell 2000® Value Index returning 8.81%.

The Victory Equity Funds (Unaudited)

Sycamore Small Company Opportunity Fund (continued)

The Fund's relative return was driven by both stock selection and sector allocation decisions. Sector weighting is a by-product of our bottom-up security selection process. The Fund outperformed in five of the 10 allocated sectors relative to its benchmark Index. Security selection in the Materials, Consumer Staples and Financials sectors were the largest detractors for the period. An overweight position relative to the Index in Materials — the top-performing sector for the period — partially offset the negative impact from stock selection. Conversely, stock selection in the Health Care, Industrials and Energy sectors were the largest contributors to relative performance. Overweight positions in Information Technology and Industrials also positively impacted the Fund's return for the period. Additionally, an underweight position in Energy and Consumer Discretionary contributed to relative return. However, the positive impact from the underweight position in Consumer Discretionary was partially offset by stock selection in the sector.

Property and casualty insurer Endurance Specialty Holdings Ltd. (ENH) was the top contributor for the period. The company's share price benefitted on news that Japan-based casualty insurer Sompo Holdings would acquire the company. The acquisition price represented a premium of approximately 40% over Endurance's average share price for the three months preceding the announcement. Waste Connections (WCN) was also a top contributor. WCN merged with Progressive Waste Solutions (BIN) in an all-stock transaction, with BIN shareholders receiving WCN stock upon closing. The combined company becomes the third-largest waste hauling and disposal company in North America. California-based engineering and construction company Granite Construction (GVA) has benefitted from steady improvement in "small project" construction activity, resulting in margin expansion from higher utilization of personnel, equipment and the company's owned aggregates reserves. Large, multi-year projects are also currently under construction and continuing to be bid on, resulting in a record backlog in September. The signing of the federal Fixing America's Surface Transportation (FAST) Act in December 2015 and state transportation funding initiatives such as Measure M in California raised the prospects for more infrastructure spending over the next several years. Cabot Corp., a manufacturer and supplier of chemicals, was also a top contributor. While the company continues to face challenging macroeconomic conditions, it maintained volumes in Europe and regained share in North America. Cabot continues to generate strong free-cash flows and is committed to returning capital to shareholders. The company used its improving cash flow profile for debt reduction, which has been welcomed by investors. MKS Instruments, provider of instruments, subsystems and process control solutions to manufacturers, rounded out the top contributors. MKS has benefitted from an uptick in semiconductor demand. The company is also expecting to realize synergies from its recent acquisition of Newport Corp., which will enable MKS to expand its presence beyond its core semiconductor business and into areas related to microelectronics, health sciences and industrial manufacturing.

Two of the bottom detractors for the period were holdings in Energy. Synergy Resources (SYRG) and Delek Holdings (DK) were impacted by the ongoing volatility and lack of visibility in the sector. More specifically, investors did not react favorably to Synergy's acquisition of Noble Energy's assets in the Colorado-based Wattenberg basin. SYRG has maintained one of the best balance sheets in the industry during this downturn and used its financial strength to acquire complementary acreage in the core Wattenberg basin. The initial reaction to the deal was disappointing. However, the share price has recovered since the May announcement. Similarly, Delek's recent share price rebound has partially offset the decline that occurred early in the year. E.W. Scripps Co. (SSP), an American broadcasting company, was also a top

The Victory Equity Funds (Unaudited)

Sycamore Small Company Opportunity Fund (continued)

detractor for the fiscal year. Results have been negatively impacted by weaker-than-expected political ad spending during the most recent political cycle. However, retransmission revenue remains strong, and the company expects revenue to trend higher on new deals that are expected to be signed in the fourth quarter. Shares of Flower Foods Inc. (FLO) declined as the producer of packaged bakery continues to face fundamental challenges that are impacting the category. Flower has also incurred higher litigation expenses due to the way it structures its contracts with employees — specifically, drivers of its bread delivery trucks. Due to the lack of visibility into how management may amend its structure, we divested the position during the period as the risk/reward profile had become less favorable. Opus Bank's (OPB) shares sold off meaningfully in October as a result of credit issues stemming mainly from the bank's technology and healthcare loan portfolios. Shares were punished as investors questioned the bank's underwriting quality. We divested the position as the investment thesis became less compelling.

The Victory Equity Funds (Unaudited)

Sycamore Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Value Index[1]
One Year	8.66%	2.42%	8.99%	8.42%	N/A	8.79%	8.81%
Three Year	7.92%	5.81%	8.27%	7.66%	N/A	8.07%	4.47%
Five Year	12.39%	11.07%	12.77%	12.14%	N/A	N/A	11.63%
Ten Year	7.69%	7.06%	N/A	7.48%	N/A	N/A	4.91%
Since Inception	9.83%	9.47%	8.04%	9.64%	12.86%	10.99%	N/A
Expense Ratios
Gross	1.31%		0.97%	1.53%	1.14%	1.34%
With Applicable Waivers	1.31%		0.97%	1.53%	0.99%	1.16%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Sycamore Small Company Opportunity Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds (Unaudited)

Expedition Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes. Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The Fund's investments in emerging and frontier market countries may involve greater risks than investments in developed countries, including greater illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, substantial economic and political disruptions and the nationalization of foreign deposits or assets. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

Stocks in markets outside of the U.S. had a rollercoaster ride during the fiscal year ended October 31, 2016. The volatility was driven mostly by three events: the sudden downturn and V-shaped recovery of commodity prices early in the year, the surprised U.K. vote to leave the European Union ("Brexit") in June, and the upcoming U.S. election and monetary policy decisions expected in the following months. The fiscal year began with a sudden and sharp downturn in most global equity markets driven primarily by a credit market read-through as falling commodity prices reached levels with potentially adverse effects on sovereign ratings and banks. This was followed by a V-shaped recovery due to subsequent developments which included OPEC discussions to cut production and a delay in further Fed policy action. The unexpected U.K. decision to leave the European Union affected not only domestic stocks but also those in "peripheral" Europe as the "leave vote" sparked concerns about broader impacts. This caused some Asian countries to hold back on rate hikes after the Brexit vote. Global equity markets led by Asia then recovered quickly when investors' concerns over an immediate geopolitical effect abated. For the rest of the year, markets see-sawed given the uncertainty regarding the U.S. presidential election and monetary policy.

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) depreciated 1.08% compared to the benchmark index, the MSCI Emerging Markets Small Cap Index ("Index"), which appreciated 4.78%. Retail trade, finance, and producer manufacturing were among the biggest contributors to the Fund's performance while process industries, electronic technology, and consumer services were among the detractors. On a country basis, stock selection was strong in Thailand while selection in South Korea and Taiwan proved burdensome.

The Victory International Equity Funds (Unaudited)

Expedition Emerging Markets Small Cap Fund (continued)

The top five contributors to Fund performance for the year included Beauty Community, a Thai cosmetic products manufacturer, benefitting from the increased demand from the Chinese tourists coming into the country. MYEG Services, a Malaysian e-government services provider, is gaining traction from more government services moving from offline to online. IIFL, an Indian financial services provider, Lojas Renner, a Brazilian fashion apparel designer, and Jain Irrigation, an Indian micro-irrigation systems manufacturer, also contributed to performance.

The top detractors from Fund performance during the period included Marksans Pharma, an Indian specialty pharmaceuticals company, IFCA, a Malaysian real estate software provider, and LIG Nex1, a South Korea military and defense weapon systems manufacturer. Other detractors included Xurpas, a Filipino mobile technology company, and NewOcean Energy, a Hong Kong listed LNG distributor.

We believe that significant growth drivers exist at the local level in the emerging world which can be captured through small cap equity exposure. Many domestic industries continue to be direct beneficiaries of aspiring consumers, infrastructure programs, technological advances and a rising demand for services. We continue to identify companies with secular earnings growth, proven franchises, financial stability and excellent management teams.

The Victory International Equity Funds (Unaudited)

Expedition Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I
INCEPTION DATE	4/1/14		4/11/14		4/1/14
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI EM SC Index[1]
One Year	–1.08%	–6.80%	–1.74%	–2.73%	–0.75%	4.78%
Three Year	N/A	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	–3.25%	–5.44%	–3.35%	–3.35%	–2.97%	N/A
Expense Ratios
Gross	28.04%		32.53%		3.18%	6.03%
With Applicable Waivers	1.87%		2.62%		1.57%	1.62%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Expedition Emerging Markets Small Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory International Equity Funds (Unaudited)

NewBridge Global Equity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The Fund will invest in companies across the globe, seeking long-term growth and capital appreciation. The Fund will invest in equity securities of companies in countries represented in the MSCI ACWI (All Country World) Index, but may also invest in companies from other countries. The Fund may be appropriate for investors who are comfortable with assuming the added risks associated with investments in foreign countries and investments denominated in foreign currencies.

Commentary

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) underperformed the MSCI ACWI1 benchmark, returning -3.42% while the benchmark returned 2.05%.

By region, Europe and Asia Pacific regions were the Fund's largest areas of outperformance while North America and Emerging Markets detracted from overall performance.

By sector, Financials and Real Estate had the most positive return on the performance of the Fund while Health Care and Materials detracted the most from overall performance.

Global markets were decidedly mixed during the Fund's fiscal year ended October 31, 2016. Several emerging countries such as Brazil, Indonesia and Russia performed well, up as much as 40% over the time period, whereas many European markets such as Italy, Switzerland and Israel fell double digits. Our largest market, the United States, delivered moderate gains with the S&P 500 ending up 4.51% and the tech-heavy NASDAQ delivering a 4.06% return over the period.

At the end of 2015, the European Central Bank unveiled a package of measures to tackle too-low inflation including a cut in the floor of interest rates and an expansion of its bond buying program. The measures expanded the ECB's stimulus measure by €360bn as well as broadened the assets available for purchase to include some local and regional debt obligations. Despite the Euro stimulus measures, the largely unexpected vote to leave the European Union ("Brexit") in June has brought to bear the very real prospects of up-ending current trade relationships with Britain. Following Brexit, the Bank of England announced they stood ready to cut rates in order to ease worries of negative fallout from the vote. Meanwhile, Mario Draghi, the head of the European Central Bank, also signaled his institution would add additional stimulus if needed, though later in the quarter determined that the present risks to the economy were muted enough that additional stimulus was not needed for the moment. Also weighing on European markets has been the capitalization levels of large financials, including that of Germany's largest lender, Deutsche Bank. European regulators are busily drawing up additional rules designed to make sure banks improve

The Victory International Equity Funds (Unaudited)

NewBridge Global Equity Fund (continued)

their ability to avert potential disaster as other financials have shown weakness in capital levels including that of Banca Monte dei Paschi di Siena, an Italian lender and the oldest surviving bank in the world. Europe largely remains mired in slow growth with most major economies suffering from GDP growth well below 2% and only a few countries managing to grow GDP faster than 3% (namely Spain and Ireland).

In Asia, growth fears and trading halts in China put renewed fears into world markets in the early days of the year. This prompted broad equity sell-offs across most world markets before heavy Chinese state buying of assets and new central bank stimulus policies were announced and helped calm investor fears. Meanwhile other major central banks around the world announced additional stimulus or delayed tightening accommodative policies to combat the prospect of a China fueled slowdown. At the same time, in Japan, the central bank adopted a negative rate framework in an attempt to increase bank lending in January, only to have the government follow on in August with an announced $46bn in additional fiscal policy spending. Finally, in September the Bank of Japan shifted the focus of its monetary stimulus from expanding the money supply to controlling interest rates by adjusting the volume of its asset purchases.

The price of numerous commodities bottomed out in February before rebounding strongly, with oil rallying as much as 80% off the lowest levels. The bounce in commodities and a continually dovish US central bank stance on monetary policy was a welcome boon to many oil dependent emerging markets, namely Brazil and Russia which saw strong gains through the period. Brazil had the additional benefit of its equity markets rallying ahead of the ousting of its president Dilma Rousseff amid an enormous corruption scandal involving scores of companies and government officials dealing in bribery schemes.

The United States saw a single increase in the Fed target rate at end of 2015, though so far in 2016, such events as the China wobble, the Brexit, several weak job reports and the November presidential election have prevented the Fed from following on with a subsequent increase. Growth has remained weak, albeit positive with GDP for 2016 expected to end the year at a 1.6% pace, down from 2.6% in 2015. This has put the bond market into roller coaster mode with the yield on the 10 year U.S. Treasury tumbling from 2.25% to start the period down to almost 1.35% in early July only to fully reverse several days after the election. The great thirst for yield drove high yielding sectors such as Real Estate, Utilities, Staples and Telecoms (RUST stocks) to record levels, only to have them come under pressure when the prices of bonds sold off starting in mid-July of this year.

The outlook for 2017 remains centered around several key themes:

1) The strength of the U.S. recovery as the Federal Reserve seeks to move overnight interest rates higher without jeopardizing the economy's already slow growth rate.

2) The extent a new U.S. President and conservative congress can implement pro-growth reform and change existing trade pacts with trading partners.

3) Europe's ability to grow its respective economies and make needed market reforms within the context of continued ECB stimulus.

4) China's slowing economy will require additional government stimulus to support slowing growth rates, though the exact growth rate and level of stimulus the government is willing to commit remains to be tested further.

The Victory International Equity Funds (Unaudited)

5) Finally, globalization continues to help bring emerging countries into the global economy and spur growth rates of their respective stock markets and Gross Domestic Products. This transformation has brought hundreds of millions into the middle class improving standards of living and increasing their purchasing power; benefiting themselves, their countries, and companies that can adapt and find ways to harness their skill and sell them goods and services.

The Victory International Equity Funds (Unaudited)

NewBridge Global Equity Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R6
INCEPTION DATE	3/18/10		3/18/10		3/18/10	12/14/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI AC World Index[1]
One Year	–3.42%	–8.99%	–3.94%	–4.85%	–3.11%	N/A	2.05%
Three Year	2.64%	0.64%	1.93%	1.93%	2.89%	N/A	3.21%
Five Year	8.22%	6.96%	7.46%	7.46%	8.51%	N/A	8.03%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	7.60%	6.64%	6.83%	6.83%	7.87%	1.07%	N/A
Expense Ratios
Gross	2.03%		2.50%		1.60%	1.93%
With Applicable Waivers	1.42%		2.17%		1.17%	1.17%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

NewBridge Global Equity Fund — Growth of $10,000

1The MSCI AC World Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index is unmanaged and its results include reinvested dividend and/or distributions, but do not reflect the effect of sales charges, commissions, expense or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Taxable Fixed Income Fund (Unaudited)

INCORE Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) had a total return of 1.62%. The Fund's benchmark index, the Barclays U.S. Capital 1-5 Year Government Bond Index, had a total return of 1.52%.

Equity markets turned in a decent performance, rallying roughly 2.5% across the three major indices. Like the equity markets, most bond prices rose (yields fell) with the exception of the two year U.S. Treasury bond due to the long anticipated quarter point interest rate increased in December 2015. The yield curve flattened. Bond prices move opposite yields.

During the year every asset class outperformed duration neutral U.S. Treasury bonds with the exception of agency debt. The outperformance was led by corporate bonds — not surprising given their longer duration, particularly in a flattening yield curve environment. Commercial mortgage backed securities, asset backed securities and mortgage backed securities all outperformed duration neutral U.S. Treasury bonds. Within the mortgage market, Freddie led Ginnie who in turn led Fannie versus similar average life U.S. Treasury bonds.

The Fund's 4% allocation to GNMA structured notes led performance. The Fund's 62% allocation to GNMA pools was a close second while both multi-family and U.S. Treasuries were positive contributors to performance, albeit less so at 2% and 32% allocation, respectively. We continue to create platinum pools and to lighten up on U.S. Treasury allocations. This should serve our investors well as economic data slowly improve.

We are likely to see fiscal stimulus in the second half of 2017 which is typically positive for equities and negative for bonds. The already high debt to GDP ratio is likely to limit the amount of fiscal stimulus. The labor force participation rate remains near multi decade lows reducing wage pressure. While commodities like oil are losing their easy year-on-year comparison, the outlook for price increases going forward is limited due to advances in technology in both oil and gas production that have led the marginal cost of production to be greatly reduced. Any price increase is likely to be met with an increase in production limiting the inflation pressure from either oil or natural gas or both.

Virtually the only source of inflation in 2016 was in the healthcare and housing sectors. The affordable care act may be reversed, which could reverse the upward pressure on healthcare prices. With the interest rates having risen a great deal recently, at least in the short term,

The Victory Taxable Fixed Income Fund (Unaudited)

INCORE Fund for Income (continued)

the ability for home prices to continue to rise looks limited. Home prices are currently on a shallow growth trajectory.

The recent rapid rise in rates and the resulting rise in the U.S. dollar since the November 2016 election hurt U.S. exporters and increased the risk of importing deflation. Ultimately, taxes are likely to be cut, but with the bulk of the cuts likely to benefit the wealthy, we remain suspect of the overall impact as that segment of the population is not likely to spend the tax savings.

We think a tug of war between expectations and reality will reign. Once again we find the market awash in hope for the New Year. Unfortunately, unless the new administration finds a way to use the stimulus to increase U.S. productivity in a sustainable way, we think those hopes will be dashed and the opportunity squandered. No matter the weather, we believe our strategy remains positioned to deliver high, reliable income consistent with preservation of capital.

The Victory Taxable Fixed Income Fund (Unaudited)

INCORE Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Barclays 1-5 Year Gov Bond Index[1]
One Year	1.62%	–0.38%	0.88%	–0.09%	1.90%	1.62%	1.89%	1.92%	1.52%
Three Year	1.74%	1.04%	0.99%	0.99%	2.05%	1.76%	N/A	1.99%	1.26%
Five Year	1.41%	1.01%	0.65%	0.65%	1.71%	1.40%	N/A	N/A	1.05%
Ten Year	3.58%	3.37%	2.77%	2.77%	N/A	3.57%	N/A	N/A	2.91%
Since Inception	3.93%	3.81%	2.64%	2.64%	2.10%	5.55%	1.56%	1.36%	N/A
Expense Ratios
Gross	0.94%		1.72%		0.65%	0.95%	0.99%	0.90%
With Applicable Waivers	0.94%		1.72%		0.65%	0.95%	0.63%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Fund for Income — Growth of $10,000

1The Barclays Capital U.S. 1-5 Year Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

National Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest falls. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Last December, the Federal Reserve finally raised the short term interest rate target for Fed Funds by 1/4 of 1%. Their policy had been stuck at near zero since shortly after the 2008 financial crisis. The Fed hoped to be able to move rates higher during 2016, but the sluggish economy kept them on hold and we expect the only rate hike of 2016 to happen in December 2016. For the 12 month period ending 10/31/16, stocks turned in total returns of 4.51% as measured by the S&P 500. This narrowly beat the returns on intermediate municipal bonds with returns coming in around 3.00%. Long municipal bonds outperformed stocks. The unemployment rate finished the year at 4.9%, down slightly from the 5.1% rate posted a year ago. The economy continues to grow at a lackluster rate of around 2.00% compared to historical growth rates closer to 3.00%. The Federal Reserve current forecast for GDP growth in 2017 and 2018 remains at 2.40%.

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) had a total return of 2.74%. The Fund's benchmark, the Bloomberg Barclays 7 Year Muni Index, had a total return of 3.25%.

One of the key words for the municipal market in the past 12 months has been supply. The month of October set a 30 year record for the highest volume of new issuance to come to market in a single month, posting a total of just over $53 billion. This is the largest month on record since the last month of 1985 when municipalities rushed to come to market before the Tax Reform Act of 1986 took effect. Another key theme has been net inflows into municipal bond funds. The market saw positive inflows for all 52 weeks of the period with inflows averaging around $1 billion per week. This new cash coming into the market helped absorb the robust new issue calendar.

Market performance in the municipal space was driven by credit quality and yield curve exposure. Lower rated, speculative credits performed the best in 2016 with high yield municipal funds leading the way. The long end of the curve performed the best as rates fell five years and out even as rates rose on the short end. This led to a pronounced flattening of

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

National Municipal Bond Fund (continued)

the yield curve. The short end softened partly due to the Fed moving toward higher rates on the short end and also due to money market reform that led to over $100 billion leaving municipal money market funds, which put upward yield pressure on the short end of the curve.

The Fund underperformed its peers during 2016. The relatively high credit quality was a drag on total return as funds with lower quality bonds performed better during the year as credit spreads continued to tighten. While the hefty new issue supply was a positive for the Fund and helped to provide more relative value trading opportunities, the Fund holds a significant amount of bonds with large unrealized capital gains, which limits the ability to turn over the Fund. Also, retail demand for individual bonds stayed low during most of the year as the sticker shock of low yields weighed heavy on retail buyers.

Just after the end of the fiscal period, the market saw a big November surprise as Donald Trump outperformed expectations and defeated Hillary Clinton in the presidential election to become the 45th President of the United States. While stocks reacted positively the following few days, the bond market traded down as concerns were raised about potentially large deficit spending that might be needed to support the Trump agenda of lower tax rates and increased government spending in certain areas. During the campaign, he proposed slashing marginal tax rates across the board. While lower marginal tax rates could theoretically be a negative for municipals, Trump may find it challenging to get such tax cuts put into law, even with a Republican majority in the House and Senate.

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2016

	Class A		Class Y
INCEPTION DATE	2/3/94		1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays 7 Year Muni Index[1]
One Year	2.74%	0.67%	3.02%	3.25%
Three Year	2.75%	2.05%	3.02%	3.75%
Five Year	2.55%	2.14%	N/A	3.68%
Ten Year	3.63%	3.42%	N/A	4.70%
Since Inception	4.65%	4.56%	2.03%	N/A
Expense Ratios
Gross	1.09%		1.10%
With Applicable Waivers	1.03%		0.76%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

National Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

Ohio Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The geographic concentration of portfolio holdings in the Fund may involve increased risk. Up to 20% of the net assets and some of the income of the Fund may be subject to federal taxes. The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Bond funds tend to experience smaller fluctuations in value than stock funds. The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest falls. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Last December, the Federal Reserve finally raised the short term interest rate target for Fed Funds by 1/4 of 1%. Their policy had been stuck at near zero since shortly after the 2008 financial crisis. The Fed hoped to be able to move rates higher during 2016, but the sluggish economy kept them on hold and we expect the only rate hike of 2016 to happen in December 2016. For the 12 month period ended October 31, 2016, stocks turned in total returns of 4.51% as measured by the S&P 500. This narrowly beat the returns on intermediate municipal bonds with returns coming in around 3.00%. Long municipal bonds outperformed stocks. The unemployment rate finished the year at 4.9%, down slightly from the 5.1% rate posted a year ago. The economy continues to grow at a lackluster rate of around 2.00% compared to historical growth rates closer to 3%. The Federal Reserve current forecast for GDP growth in 2017 and 2018 remains at 2.40%.

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) had a total return of 3.27%. The Fund's benchmark, the Bloomberg Barclays 7 Year Muni Index, had a total return of 3.25%.

One of the key words for the municipal market in the past 12 months has been supply. The month of October set a 30 year record for the highest volume of new issuance to come to market in a single month, posting a total of just over $53 billion. This is the largest month on record since the last month of 1985 when municipalities rushed to come to market before the Tax Reform Act of 1986 took effect. Another key theme has been net inflows into municipal bond funds. The market saw positive inflows for all 52 weeks of the period with inflows averaging around $1 billion per week. This new cash coming into the market helped absorb the robust new issue calendar.

Market performance in the municipal space was driven by credit quality and yield curve exposure. Lower rated, speculative credits performed the best in 2016 with high yield municipal funds leading the way. The long end of the curve performed the best as rates fell

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

Ohio Municipal Bond Fund (continued)

five years and out even as rates rose on the short end. This led to a pronounced flattening of the yield curve. The short end softened partly due to the Fed moving toward higher rates on the short end and also due to money market reform that led to over $100 billion leaving municipal money market funds, which put upward yield pressure on the short end of the curve.

The Fund underperformed its peers during 2016. The relatively high credit quality was a drag on total return as funds with lower quality bonds performed better during the year as credit spreads continued to tighten. While the hefty new issue supply was a positive for the Fund and helped to provide more relative value trading opportunities, the Fund holds a significant amount of bonds with large unrealized capital gains, which limits the ability to turn over the Fund. Also, retail demand for individual bonds stayed low during most of the year as the sticker shock of low yields weighed heavy on retail buyers.

Just after the end of the fiscal period, the market saw a big November surprise as Donald Trump outperformed expectations and defeated Hillary Clinton in the presidential election to become the 45th President of the United States. While stocks reacted positively the following few days, the bond market traded down as concerns were raised about potentially large deficit spending that might be needed to support the Trump agenda of lower tax rates and increased government spending in certain areas. During the campaign, he proposed slashing marginal tax rates across the board. While lower marginal tax rates could theoretically be a negative for municipals, Trump may find it challenging to get such tax cuts put into law, even with a Republican majority in the House and Senate.

The Victory Tax-Exempt Fixed Income Funds (Unaudited)

Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2016

	Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price	Barclays 7 Year Muni Index[1]
One Year	3.27%	1.23%	3.25%
Three Year	3.43%	2.75%	3.75%
Five Year	3.03%	2.61%	3.68%
Ten Year	3.54%	3.33%	4.70%
Since Inception	5.10%	5.02%	N/A
Expense Ratios
Gross	1.06%
With Applicable Waivers	1.06%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Ohio Municipal Bond Fund — Growth of $10,000

1The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund.

It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds (Unaudited)

Strategic Allocation Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest falls. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities.

Commentary

For the fiscal year ended October 31, 2016, the Fund (Class A Shares at net asset value) had a total return of -0.87%. Our benchmark, the Custom (60% MSCI AC World/40% BC U.S. Aggregate Index) Index had a total return of 3.12% for that same period.

The global equity markets generally ascended, as measured by the MSCI AC World Index, over the last year with the primary contributor being from the Index's heavy exposure to the U.S. Equity Market (i.e. S&P 500 Index). The U.S. Fixed Income markets also experienced similar gains as the U.S. equity markets over this period. Foreign equity markets were mixed with the developed markets retracting (MSCI EAFE Index) and the emerging markets surging (MSCI Emerging Markets Index). The commodity markets also depreciated (Bloomberg Commodity Index).

The Victory Hybrid Funds (Unaudited)

Strategic Allocation Fund (continued)

The Fund was positioned throughout the year to provide more diversification by more equally weighting the US and Foreign equity markets when compared to the MSCI AC World Index which detracted from Fund performance versus its Custom Index. The Fund was also positioned to have less interest rate risk associated with the US Treasury market versus its Custom Index by partially substituting for equity income-oriented strategies. This also detracted from performance versus the Index.

Domestically, we are benefitting from relatively strong personal consumption, flat to positive manufacturing readings, solid employment, and healthier household balance sheets making a supportive case for a continued trajectory of modest growth. Overseas, equity markets are also seeing improvements in their economies, albeit at an even more modest pace than ours and much more supported by Central Bank stimulus, which is providing normality and stability that likely will be conducive to continued growth.

However, given the uncertainty with the U.S. presidential election, future of global trade agreements, near zero interest rates across the global sovereign bond markets, overseas political elections in the aftermath of "Brexit", and the dramatic swings in the foreign currency exchange market will likely keep market volatility elevated for the year ahead. In response, the Fund is positioned to maintain a high level of diversification across unique asset classes and strategies in an effort to provide return commensurate with the risk to which it is exposed.

The Victory Hybrid Funds (Unaudited)

Strategic Allocation Fund (continued)

Average Annual Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500 Index[1]	Balanced Fund (60/40) Index[1]	MSCI All Country World Index[3]
One Year	–0.87%	–6.56%	–1.56%	–2.54%	–0.61%	–1.14%	4.51%	3.12%	2.05%
Three Year	4.17%	2.14%	3.43%	3.43%	4.44%	3.88%	8.84%	3.48%	3.21%
Five Year	8.41%	7.13%	7.64%	7.64%	8.69%	8.09%	13.57%	6.12%	8.03%
Ten Year	4.80%	4.18%	3.99%	3.99%	N/A	4.42%	6.70%	4.49%	3.78%
Since Inception	6.68%	6.40%	5.61%	5.61%	4.60%	4.09%	N/A	N/A
Expense Ratios
Gross	1.77%		2.69%		9.23%	2.56%
With Applicable Waivers	1.15%		1.85%		0.90%	1.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Strategic Allocation Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Balanced Fund (60/40) Index currently consists of the following weightings: 60% S&P 500 Index1, 40% Barclays Capital 1-5 Year U.S. Government Bond Index. Prior to May 1, 2013, the weightings were: 60% S&P 500 Index1, 40% Barclays Capital U.S. Aggregate Bond Index. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

3Effective December 30, 2015, the MSCI All Country World Index has been selected as the Fund's broad-based index in replacement of the S&P 500 Index to reflect a change in the Fund's investment strategy.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Hybrid Funds (Unaudited)

INCORE Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest falls. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

The market experienced its share of pronounced ups and downs in the fiscal year ended October 31, 2016, ultimately resulting in positive returns from both stocks and bonds. Early in the fiscal year, after seven years of near zero rates, investors were greeted with a quarter-point increase in the Fed Funds rate. Markets initially cheered the rate increase, sending the Dow Jones Industrial Average up 224 points. This enthusiasm was short lived as stocks finished December in negative territory, and then promptly began the calendar year with their worst January since 1989. The January weakness had nothing to do with the Fed rate decision, but instead was caused by plunging oil prices, Chinese economic troubles and widening credit spreads. Stocks continued their swoon in February falling nearly 6% mid-way through the month, before beginning a dizzying rally that carried the S&P 500 back to positive territory by quarter-end, after having been down over 10% as of February 11. Stocks continued their winning ways until late June when they were waylaid by the U.K. vote to leave the European Union (Brexit). The following day the Dow dropped 600 points and the S&P 500 fell 3.6%. Investor concerns were short-lived, this time, as stocks staged their biggest three-day rally since February to finish the month. Stocks continued to rally in July on positive earnings news and lessoned concerns of further Fed tightening. Stocks tread water in August and September before ending the October fiscal year on a down note, as election jitters overshadowed better than expected earnings.

For the year ended October 31, 2016, the Fund (Class A Shares at net asset value) returned 0.29% compared to the S&P 500 Index return of 4.51% and the Barclays Aggregate Bond Index return of 4.37%. The BofA Merrill Lynch Investment Grade Convertible Index returned 7.16% for that period, while the BofA Merrill Lynch Investment Grade 5% Constrained Index advanced 4.71%.

In terms of the Fund's sector performance, the Information Technology sector, driven by Lam Research, Intel and Xilinx, was the absolute best performing sector. The Financials sector, led by Wells Fargo, also showed positive returns, as did the Utilities Sector. Both of these sectors benefitted from falling interest rates. The Health Care and Energy sectors contributed negatively to returns. We believe healthcare companies were under pressure during the past year due to fear of regulation and pricing pressure expected from a Democratic administration. Competing negative campaign rhetoric from both parties also had a sobering effect on healthcare sentiment. We are hopeful that post the election, some

The Victory Hybrid Funds (Unaudited)

INCORE Investment Grade Convertible Fund (continued)

of the most dire worries will dissipate, and the value we see in numerous healthcare investments may be realized.

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure our portfolios by spreading our holdings across the three types of convertibles: 1) equity-sensitive, high- delta convertibles; 2) total return, middle-of-the-road convertibles; and 3) fixed income-oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure. The Fund remains overweight compared to the benchmark in Healthcare, Materials and Industrials. It is underweight in Information Technology, Financials, Consumer Cyclicals and Utilities. Despite their poor showing in 2016, we continue to see much value in Healthcare convertibles. We also believe that continued economic growth may prove advantageous for the Fund's Industrial and Materials holdings. The Fund's underweighted position in Financial and Utility convertibles is predicated on the belief that higher interest rates may prove detrimental to these sector returns.

The Victory Hybrid Funds (Unaudited)

INCORE Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2016

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Merrill Lynch All Investment Grade US Convertibles (VXA1) Index[1]
One Year	0.29%	–1.74%	0.77%	7.16%
Three Year	5.00%	4.29%	5.48%	9.15%
Five Year	7.70%	7.28%	8.18%	11.08%
Ten Year	4.12%	3.91%	N/A	5.28%
Since Inception	7.25%	7.17%	3.94%	N/A
Expense Ratios
Gross	1.40%		1.02%
With Applicable Waivers	1.40%		1.01%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Investment Grade Convertible Fund — Growth of $10,000

1The BofA Merrill Lynch All Investment Grade Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.0%)
Communications Equipment (3.0%):
Palo Alto Networks, Inc. (a)	10,550	$1,623
Consumer Discretionary (20.8%):
Amazon.com, Inc. (a)	4,350	3,435
Nike, Inc., Class B	25,775	1,293
O'Reilly Automotive, Inc. (a)	6,525	1,725
Starbucks Corp.	30,150	1,600
The Priceline Group, Inc. (a)	925	1,364
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	8,000	1,947
		11,364
Consumer Staples (8.8%):
Constellation Brands, Inc., Class A	12,600	2,105
Costco Wholesale Corp.	7,425	1,098
Monster Beverage Corp. (a)	10,950	1,581
		4,784
Energy (2.1%):
Halliburton Co.	25,350	1,166
Financials (2.9%):
The Charles Schwab Corp.	50,275	1,594
Health Care (15.2%):
Alexion Pharmaceuticals, Inc. (a)	11,975	1,563
Celgene Corp. (a)	19,725	2,015
Centene Corp. (a)	30,725	1,920
Dexcom, Inc. (a)	10,250	802
Edwards Lifesciences Corp. (a)	21,100	2,009
		8,309
Industrials (5.4%):
Acuity Brands, Inc.	6,725	1,504
Canadian Pacific Railway Ltd.	10,025	1,433
		2,937
Internet Software & Services (12.2%):
Alphabet, Inc., Class C (a)	3,825	3,009
Facebook, Inc., Class A (a)	27,550	3,610
		6,619
IT Services (6.0%):
Sabre Corp.	48,625	1,256
Visa, Inc., Class A	24,375	2,011
		3,267
Materials (2.9%):
The Sherwin-Williams Co.	6,575	1,610

See notes to financial statements.

Victory Portfolios NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (6.0%):
Applied Materials, Inc.	56,600	$1,646
NXP Semiconductor NV (a)	16,175	1,618
		3,264
Software (6.8%):
Adobe Systems, Inc. (a)	16,600	1,785
Salesforce.com, Inc. (a)	25,725	1,933
		3,718
Technology Hardware, Storage & Peripherals (3.9%):
Apple, Inc.	18,925	2,149
Total Common Stocks (Cost $32,516)		52,404
Total Investments (Cost $32,516) — 96.0%		52,404
Other assets in excess of liabilities — 4.0%		2,200
NET ASSETS — 100.00%		$54,604

(a)  Non-income producing security.

See notes to financial statements.

Victory Portfolios Special Value Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.1%)
Consumer Discretionary (10.2%):
Adient PLC (a)	2,975	$135
Advance Auto Parts, Inc.	11,700	1,639
Amazon.com, Inc. (a)	1,500	1,185
DISH Network Corp. (a)	14,500	849
Dollar Tree, Inc. (a)	21,600	1,632
Target Corp.	12,600	866
Time Warner, Inc.	26,900	2,394
		8,700
Consumer Staples (11.4%):
CVS Health Corp.	23,500	1,976
Diageo PLC, ADR (b)	9,800	1,054
Mead Johnson Nutrition Co.	8,600	643
Mondelez International, Inc., Class A	20,500	922
Philip Morris International, Inc.	26,400	2,546
Pinnacle Foods, Inc.	12,200	627
The Coca-Cola Co.	44,700	1,895
		9,663
Energy (4.1%):
Hess Corp.	8,000	384
Occidental Petroleum Corp.	25,300	1,845
Schlumberger Ltd.	15,700	1,228
		3,457
Financials (12.6%):
Chubb Ltd.	13,700	1,740
Morgan Stanley	39,700	1,333
The Bank of New York Mellon Corp.	50,300	2,176
The Progressive Corp.	64,900	2,045
U.S. Bancorp	54,500	2,440
Wells Fargo & Co.	20,200	929
		10,663
Health Care (16.7%):
Baxter International, Inc.	31,900	1,518
Bristol-Myers Squibb Co.	9,400	479
Celgene Corp. (a)	13,900	1,420
Danaher Corp.	18,500	1,453
Dentsply Sirona, Inc.	7,400	426
Eli Lilly & Co.	10,700	790
McKesson Corp.	10,400	1,323
Medtronic PLC	33,500	2,748
Merck & Co., Inc.	26,400	1,550
Pfizer, Inc.	77,800	2,467
		14,174

See notes to financial statements.

Victory Portfolios Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (10.2%):
Deere & Co.	10,200	$901
Fortive Corp.	9,500	485
General Dynamics Corp.	14,000	2,110
General Electric Co.	106,400	3,096
Johnson Controls International PLC (a)	29,750	1,200
United Parcel Service, Inc., Class B	8,300	894
		8,686
Information Technology (20.5%):
Alphabet, Inc., Class C (a)	4,187	3,285
Apple, Inc.	27,320	3,102
Cisco Systems, Inc.	65,000	1,994
Cognizant Technology Solutions Corp., Class A (a)	25,800	1,325
Harris Corp.	9,400	839
Microsoft Corp.	60,200	3,607
PayPal Holdings, Inc. (a)	21,400	892
Visa, Inc., Class A	23,600	1,946
Xilinx, Inc.	9,900	504
		17,494
Materials (4.6%):
Potash Corp. of Saskatchewan, Inc.	108,800	1,771
Praxair, Inc.	18,000	2,107
		3,878
Real Estate (3.4%):
American Tower Corp.	10,300	1,207
Simon Property Group, Inc.	8,900	1,655
		2,862
Telecommunication Services (2.4%):
Verizon Communications, Inc.	42,200	2,030
Total Common Stocks (Cost $80,822)		81,607
Collateral for Securities Loaned (1.1%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (c)	611,178	611
Fidelity Institutional Government Portfolio, 0.27% (c)	310,265	310
Total Collateral for Securities Loaned (Cost $921)		921
Total Investments (Cost $81,743) — 97.2%		82,528
Other assets in excess of liabilities — 2.8%		2,368
NET ASSETS — 100.00%		$84,896

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios Sycamore Established Value Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (94.1%)
Consumer Discretionary (8.5%):
BorgWarner, Inc.	1,985,000	$71,142
CBS Corp., Class B	1,567,600	88,758
NVR, Inc. (a)	50,400	76,759
TEGNA, Inc.	4,284,200	84,056
The Interpublic Group of Cos., Inc.	3,075,600	68,863
Tiffany & Co. (b)	1,263,700	92,781
		482,359
Consumer Staples (6.0%):
Archer-Daniels-Midland Co.	3,204,000	139,599
Ingredion, Inc.	319,587	41,920
Kellogg Co.	612,900	46,047
Sysco Corp.	879,200	42,307
Whole Foods Market, Inc.	2,421,522	68,505
		338,378
Energy (6.7%):
Cimarex Energy Co.	596,000	76,961
Devon Energy Corp.	1,869,800	70,847
Energen Corp.	1,423,300	71,350
PDC Energy, Inc. (a)	1,376,500	84,421
Superior Energy Services, Inc.	5,470,600	77,464
		381,043
Financials (12.7%):
Aflac, Inc.	1,376,000	94,765
Alleghany Corp. (a)	191,900	99,060
American Financial Group, Inc.	716,600	53,387
Citizens Financial Group, Inc.	3,832,300	100,943
Invesco Ltd.	1,661,300	46,666
Markel Corp. (a)	50,500	44,310
Marsh & McLennan Cos., Inc.	981,200	62,198
Old Republic International Corp.	244,400	4,121
SunTrust Banks, Inc.	2,579,900	116,689
W.R. Berkley Corp.	1,652,400	94,352
		716,491
Health Care (11.5%):
Agilent Technologies, Inc.	1,221,800	53,234
C.R. Bard, Inc.	190,700	41,321
Cardinal Health, Inc.	1,237,400	84,997
Dentsply Sirona, Inc.	753,567	43,383
HCA Holdings, Inc. (a)	1,074,800	82,254
Mednax, Inc. (a)	1,296,900	79,435
PerkinElmer, Inc.	1,421,800	72,355
Quest Diagnostics, Inc.	1,499,800	122,144
Universal Health Services, Inc., Class B	581,700	70,217
		649,340

See notes to financial statements.

Victory Portfolios Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (15.3%):
Hubbell, Inc.	746,200	$77,992
Ingersoll-Rand PLC	1,532,900	103,149
Jacobs Engineering Group, Inc. (a)	1,596,900	82,368
Nordson Corp.	309,900	31,030
Old Dominion Freight Line, Inc. (a)	1,402,900	104,769
Owens Corning, Inc.	1,280,700	62,473
Parker-Hannifin Corp.	990,900	121,633
Quanta Services, Inc. (a)	2,652,000	76,245
Republic Services, Inc., Class A	1,375,700	72,403
Rockwell Automation, Inc.	641,000	76,741
Xylem, Inc.	1,134,200	54,816
		863,619
Information Technology (18.1%):
Avnet, Inc.	1,434,572	60,180
Booz Allen Hamilton Holdings Corp.	2,301,800	70,136
Computer Sciences Corp.	1,067,900	58,147
Fidelity National Information Services, Inc.	1,097,800	81,150
Flextronics International Ltd. (a)	5,849,300	83,002
FLIR Systems, Inc.	2,554,400	84,091
Hewlett Packard Enterprises Co.	4,191,400	94,181
Keysight Technologies, Inc. (a)	3,025,100	99,222
KLA-Tencor Corp.	1,169,500	87,842
MAXIMUS, Inc.	963,200	50,144
Motorola Solutions, Inc.	1,030,600	74,801
On Semiconductor Corp. (a)	5,782,900	67,486
Skyworks Solutions, Inc.	721,100	55,481
Synopsys, Inc. (a)	923,200	54,755
		1,020,618
Materials (8.4%):
Agrium, Inc.	710,600	65,247
AptarGroup, Inc.	1,250,800	89,357
Avery Dennison Corp.	576,200	40,213
Crown Holdings, Inc. (a)	2,334,700	126,658
International Flavors & Fragrances, Inc.	273,400	35,755
Reliance Steel & Aluminum Co.	1,050,600	72,260
Scotts Co., Class A	478,100	42,116
		471,606
Real Estate (1.6%):
DDR Corp.	3,597,500	55,005
National Retail Properties, Inc.	814,000	37,135
		92,140

See notes to financial statements.

Victory Portfolios Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (5.3%):
Alliant Energy Corp.	2,045,600	$77,834
Atmos Energy Corp.	816,300	60,725
DTE Energy Co.	898,100	86,227
Xcel Energy, Inc.	1,733,900	72,044
		296,830
Total Common Stocks (Cost $4,692,080)		5,312,424
Exchange-Traded Funds (1.4%)
iShares Russell Midcap Value Index Fund	1,064,400	79,745
Total Exchange-Traded Funds (Cost $64,296)		79,745
Collateral for Securities Loaned (0.7%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (c)	27,337,366	27,337
Fidelity Institutional Government Portfolio, 0.27% (c)	13,877,825	13,878
Total Collateral for Securities Loaned (Cost $41,215)		41,215
Total Investments (Cost $4,797,591) — 96.2%		5,433,384
Other assets in excess of liabilities — 3.8%		211,815
NET ASSETS — 100.00%		$5,645,199

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.9%)
Consumer Discretionary (6.4%):
Callaway Golf Co.	2,282,300	$23,302
Culp, Inc.	650,725	18,220
Modine Manufacturing Co. (a)	1,820,416	19,934
Party City Holdings, Inc. (a) (b)	1,692,800	27,508
Sothebys Holdings, Inc., Class A (b)	781,400	28,037
The E.W. Scripps Co., Class A (a)	3,012,800	39,950
Unifi, Inc. (a)	387,800	11,149
Wolverine World Wide, Inc.	2,453,300	52,378
		220,478
Consumer Staples (3.8%):
Sanderson Farms, Inc. (b)	544,924	49,032
Smart & Final Stores, Inc. (a) (b)	2,061,000	24,732
The Andersons, Inc.	1,447,280	55,069
		128,833
Energy (4.5%):
Delek US Holdings, Inc.	1,957,900	33,089
Helix Energy Solutions Group, Inc. (a)	4,518,520	39,401
Synergy Resources Corp. (a) (b)	6,027,500	41,228
Unit Corp. (a)	2,268,100	38,853
		152,571
Financials (22.0%):
American Financial Group, Inc.	344,800	25,688
Argo Group International Holdings	569,565	31,668
Associated Banc-Corp.	1,998,009	40,560
Brown & Brown, Inc.	1,170,600	43,148
Columbia Banking System, Inc.	1,581,100	52,208
Eagle Bancorp, Inc. (a)	1,039,100	51,072
FBL Financial Group, Inc., Class A	342,110	21,656
Horace Mann Educators Corp.	931,600	33,491
Independent Bank Corp.	803,271	44,300
Infinity Property & Casualty Corp.	464,300	38,049
Kinsale Capital Group, Inc.	677,600	16,296
Lakeland Financial Corp.	733,950	27,039
Opus Bank	274,700	5,508
Pinnacle Financial Partners, Inc.	804,900	41,533
ProAssurance Corp.	850,800	45,348
Safety Insurance Group, Inc.	327,000	22,138
South State Corp.	643,300	47,186
Sterling BanCorp/DE	3,196,100	57,529
UMB Financial Corp.	380,600	23,616
Validus Holdings Ltd.	842,100	43,031
Virtus Investment Partners, Inc.	392,800	42,147
		753,211

See notes to financial statements.

Victory Portfolios Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (5.8%):
Analogic Corp.	402,600	$32,953
Bruker Corp.	1,031,646	21,138
CONMED Corp.	1,076,700	43,069
Haemonetics Corp. (a)	1,211,175	40,465
Halyard Health, Inc. (a)	659,300	21,328
ICU Medical, Inc. (a)	83,100	11,576
Molina Healthcare, Inc. (a)	287,500	15,643
WellCare Health Plans, Inc. (a)	101,250	11,493
		197,665
Industrials (22.9%):
ABM Industries, Inc.	451,724	17,653
Aerojet Rocketdyne Holdings, Inc. (a)	2,098,800	36,939
Alamo Group, Inc.	541,800	35,174
Altra Industrial Motion Corp.	1,148,621	33,884
Applied Industrial Technologies, Inc.	1,146,800	58,257
AZZ, Inc.	623,100	33,180
Barnes Group, Inc.	1,319,300	52,560
Carlisle Cos., Inc.	221,684	23,244
Celadon Group, Inc.	1,485,500	9,656
Crane Co.	421,600	28,673
EMCOR Group, Inc.	921,300	55,702
Encore Wire Corp.	980,300	33,477
Esterline Technologies Corp. (a)	481,700	35,381
Forward Air Corp.	871,200	35,998
FTI Consulting, Inc. (a)	919,250	35,814
Granite Construction, Inc.	581,553	28,589
Mueller Industries, Inc.	685,500	20,764
Quanex Building Products Corp.	1,730,600	28,209
Standex International Corp.	222,555	17,003
Team, Inc. (a)	1,222,900	37,604
UniFirst Corp.	393,400	48,192
Watts Water Technologies, Inc., Class A	353,700	21,222
Werner Enterprises, Inc.	1,475,900	35,495
Woodward, Inc.	426,300	25,143
		787,813
Information Technology (14.8%):
Acxiom Corp. (a)	1,175,100	27,685
ADTRAN, Inc.	1,890,100	34,305
Anixter International, Inc. (a)	943,500	62,036
Diodes, Inc. (a)	1,842,400	38,156
Electronics For Imaging, Inc. (a)	804,100	34,198
Entegris, Inc. (a)	2,022,200	32,153
Littelfuse, Inc.	308,100	42,980
ManTech International Corp., Class A	1,140,400	44,282
MAXIMUS, Inc.	223,000	11,609
Mentor Graphics Corp.	1,186,400	34,287
Mesa Laboratories, Inc. (b)	135,500	17,106
Microsemi Corp. (a)	127,700	5,380

See notes to financial statements.

Victory Portfolios Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
MKS Instruments, Inc.	695,551	$35,091
Plexus Corp. (a)	764,600	35,026
PTC, Inc. (a)	432,400	20,513
Sykes Enterprises, Inc. (a)	1,131,300	30,251
		505,058
Materials (8.1%):
A. Schulman, Inc.	720,400	20,712
Cabot Corp.	504,533	26,306
Calgon Carbon Corp.	1,427,100	22,548
Carpenter Technology Corp.	843,400	26,660
Graphic Packaging Holding Co.	2,801,100	35,014
H.B. Fuller Co.	1,103,800	46,437
Hawkins, Inc.	531,933	21,463
Innophos Holdings, Inc.	246,751	11,311
Neenah Paper, Inc.	248,400	19,847
Orion Engineered Carbons SA	1,361,200	25,523
Sensient Technologies Corp.	301,756	22,484
		278,305
Real Estate (4.0%):
Alexander & Baldwin, Inc.	724,100	30,260
LaSalle Hotel Properties	996,800	23,674
LTC Properties, Inc.	553,700	27,746
Ryman Hospitality Properties, Inc.	509,200	25,674
Washington Real Estate Investment Trust	977,000	28,743
		136,097
Utilities (3.6%):
ALLETE, Inc.	576,100	35,309
El Paso Electric Co.	785,200	36,276
MGE Energy, Inc.	455,700	26,636
ONE Gas, Inc.	412,800	25,296
		123,517
Total Common Stocks (Cost $2,951,280)		3,283,548
Collateral for Securities Loaned (2.4%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (c)	55,000,727	55,001
Fidelity Institutional Government Portfolio, 0.27% (c)	27,921,143	27,921
Total Collateral for Securities Loaned (Cost $82,922)		82,922
Total Investments (Cost $3,034,202) — 98.3%		3,366,470
Other assets in excess of liabilities — 1.7%		56,671
NET ASSETS — 100.00%		$3,423,141

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (95.7%)
Brazil (4.8%):
Consumer Discretionary (3.7%):
Cvc Brasil Operadora E Agencia de Viagens SA	49,100	$378
Lojas Renner SA	48,400	409
Ser Educacional SA (b)	46,900	304
		1,091
Industrials (1.1%):
Localiza Rent a Car SA	25,100	313
		1,404
Cayman Islands (3.2%):
Consumer Discretionary (3.2%):
Nagacorp Ltd.	664,000	410
Nexteer Automotive Group Ltd.	415,000	547
		957
China (3.8%):
Consumer Discretionary (3.7%):
Best Pacific International Holdings Ltd.	360,000	298
Cogobuy Group (b) (c) (d)	187,000	291
Shenzhou International Group Holdings Ltd.	77,000	510
		1,099
Health Care (0.1%):
China Animal Healthcare Ltd. (c) (e)	60,000	22
		1,121
Georgia (1.2%):
Financials (1.2%):
Bgeo Group PLC	9,752	352
Hong Kong (7.4%):
Consumer Discretionary (1.3%):
Regina Miracle International Holdings Ltd. (b)	365,000	373
Information Technology (3.2%):
Tongda Group Holdings Ltd.	1,750,000	462
Wasion Group Holdings Ltd. (d)	840,000	493
		955
Telecommunication Services (2.9%):
Citic Telecom International Holdings Ltd.	1,171,000	401
HKBN Ltd.	373,000	440
		841
		2,169
See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
India (17.0%):
Consumer Discretionary (2.1%):
Himatsingka Seide Ltd.	80,947	$342
Inox Leisure Ltd. (c)	76,747	287
		629
Consumer Staples (3.7%):
Britannia Industries Ltd.	7,886	392
CCL Products India Ltd.	87,904	333
Manpasand Beverages Ltd.	33,630	368
		1,093
Financials (5.0%):
Cholamandalam Investment and Finance Co. Ltd.	24,508	436
IIFL Holdings Ltd.	96,103	472
JM Financial Ltd.	417,347	549
		1,457
Health Care (2.4%):
Ajanta Pharma Ltd.	12,473	384
Suven Life Sciences Ltd.	111,894	322
		706
Industrials (1.3%):
Jain Irrigation Systems Ltd.	243,644	392
Materials (1.3%):
Aarti Industries Ltd.	33,423	379
Utilities (1.2%):
Adani Power Ltd. (c)	889,576	364
		5,020
Indonesia (5.8%):
Energy (1.5%):
PT United Tractors TBK	268,500	444
Health Care (1.2%):
Mitra Keluarga Karyasehat TBK	1,729,300	368
Industrials (2.0%):
Adhi Karya Persero TBK PT	1,642,800	285
PT Arwana Citramulia TBK	6,306,300	295
		580
Materials (1.1%):
PT Semen Indonesia Persero TBK	421,500	318
		1,710

See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Korea, Republic Of (17.1%):
Consumer Discretionary (3.8%):
Hana Tour Service, Inc.	2,783	$157
Innocean Worldwide, Inc.	5,752	348
Seoul Auction Co. Ltd.	28,287	317
Youngone Corp.	10,879	305
		1,127
Consumer Staples (1.8%):
GS Retail Co. Ltd.	7,274	310
Kolmar BNH Co. Ltd.	10,421	214
		524
Health Care (2.1%):
DIO Corp. (c)	8,052	320
Value Added Technology Co. Ltd.	10,747	295
		615
Industrials (2.5%):
CJ Korea Express Co. Ltd. (c)	1,875	330
Hyundai Engineering & Construction Co. Ltd.	11,459	414
		744
Information Technology (4.6%):
Kakao Corp.	4,160	278
NICE Information & Telecommunication, Inc.	11,917	381
Viatron Technologies, Inc.	14,931	263
Wonik IPS Co. Ltd. (c)	21,826	443
		1,365
Materials (2.3%):
Hansol Chemical Co. Ltd.	4,632	335
Yonwoo Co. Ltd. (c)	8,981	328
		663
		5,038
Malaysia (4.7%):
Financials (1.2%):
Tune Protect Group Berhad	926,000	344
Industrials (1.2%):
SKP Resources Berhad	1,104,200	356
Information Technology (1.3%):
My E.G. Services Berhad	672,700	391
Materials (1.0%):
Heveaboard Berhad	912,600	293
		1,384

See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Mexico (2.4%):
Consumer Discretionary (1.2%):
Alsea S.A.B. de CV	98,000	$366
Financials (1.2%):
Unifin Financiera Sab de CV (d)	119,300	353
		719
Philippines (2.0%):
Financials (1.2%):
Metro Pacific Investments Co.	2,419,600	361
Information Technology (0.8%):
Xurpas, Inc.	918,200	220
		581
Poland (1.3%):
Financials (1.3%):
Kruk SA	6,832	397
South Africa (2.4%):
Health Care (1.1%):
Life Healthcare Group Holdings Ltd.	119,730	320
Industrials (1.3%):
The Bidvest Group Ltd.	31,148	387
		707
Taiwan (12.8%):
Consumer Discretionary (5.8%):
Basso Industry Corp.	182,000	490
Bon Fame Co. Ltd.	69,000	369
Hota Industrial Manufacturing Co. Ltd.	88,254	369
Nan Liu Enterprise Co. Ltd.	34,000	144
Poya Co. Ltd.	24,423	355
		1,727
Health Care (2.5%):
Bioteque Corp.	74,000	317
Intai Technology Corp.	33,000	151
United Orthopedic Corp.	125,000	260
		728
Industrials (1.2%):
Kerry TJ Logistics Co. Ltd.	268,000	352
Information Technology (2.4%):
Richwave Technology Corp.	160,000	296
Wistron NeWeb Corp.	147,475	411
		707

See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Fair Value(a)
Materials (0.9%):
Yeong Guan Energy Technology Group Co. Ltd.	68,000		$267
			3,781
Thailand (4.8%):
Consumer Discretionary (1.2%):
Beauty Community PLC	1,086,200		353
Health Care (1.3%):
Chularat Hospital Public Co. Ltd. — NVDR	4,842,700		390
Information Technology (1.2%):
KCE Electronics Public Co. Ltd.	114,900		368
Materials (1.1%):
Eastern Polymer Group Public Co. Ltd.	824,400		318
			1,429
Turkey (1.7%):
Consumer Discretionary (0.9%):
Tofas Turk Otomobil Fabrikasi AS	34,861		263
Consumer Staples (0.8%):
Ulker Biskuvi Sanayi AS	36,905		229
Materials (0.0%): (f)
Soda Sanayii AS	—	(g)	—	(h)
			492
United Arab Emirates (1.8%):
Consumer Discretionary (1.4%):
Dubai Parks & Resorts PJSC (c)	959,815		409
Consumer Staples (0.4%):
Agthia Group PJSC	69,354		113
			522
United States (1.5%):
Consumer Discretionary (1.5%):
Samsonite International SA	136,800		430
Total Common Stocks (Cost $27,263)			28,213

See notes to financial statements.

Victory Portfolios Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Collateral for Securities Loaned (0.9%)
United States (0.9%):
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (i)	183,726	$184
Fidelity Institutional Government Portfolio, 0.27% (i)	93,268	93
Total Collateral for Securities Loaned (Cost $277)		277
Total Investments (Cost $27,540) — 96.6%		28,490
Other assets in excess of liabilities — 3.4%		1,008
NET ASSETS — 100.00%		$29,498

(a)  All securities, except those traded on exchanges in Brazil and Mexico were fair valued at October 31, 2016.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2016, the fair value of these securities was $968 and amounted to 3.3% of net assets.

(c)  Non-income producing security.

(d)  All or a portion of this security is on loan.

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees and has classified it as a Level 3 security. As of October 31, 2016, illiquid securities were 0.1% of the Fund's net assets.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rounds to less than 1.

(h)  Rounds to less than $1.

(i)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

NVDR — Non-Voting Depository Receipt

PLC — Public Limited Co.

SER — Series

See notes to financial statements.

Victory Portfolios NewBridge Global Equity Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (99.6%)
Australia (2.1%):
Financials (1.0%):
National Australia Bank Ltd.	7,584	$161
Real Estate (1.1%):
Dexus Property Group	24,047	163
		324
Brazil (1.0%):
Consumer Staples (1.0%):
Ambev SA, ADR	25,298	149
Canada (4.4%):
Consumer Staples (1.0%):
Alimentation Couche-Tard, Inc., Class B	3,206	161
Industrials (1.3%):
Canadian Pacific Railway Ltd.	1,345	192
Telecommunication Services (2.1%):
BCE, Inc. (b)	7,167	326
		679
China (1.4%):
Industrials (0.1%):
ZTO Express Cayman, Inc., ADR (c)	1,000	17
Information Technology (1.3%):
Tencent Holdings Ltd.	7,300	193
		210
Curacao (1.1%):
Energy (1.1%):
Schlumberger Ltd.	2,229	174
Denmark (1.7%):
Financials (1.0%):
Danske Bank A/S	5,196	160
Industrials (0.7%):
Dfds A/S	2,310	111
		271
France (3.7%):
Consumer Discretionary (2.1%):
Valeo SA	5,767	333
Industrials (1.6%):
Vinci SA	3,348	242
		575

See notes to financial statements.

Victory Portfolios NewBridge Global Equity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Germany (0.8%):
Financials (0.8%):
Allianz SE	767	$120
Hong Kong (2.0%):
Consumer Staples (0.9%):
WH Group Ltd. (d)	164,500	133
Financials (1.1%):
AIA Group Ltd.	27,400	173
		306
India (1.1%):
Financials (1.1%):
Indiabulls Housing Finance Ltd.	13,166	167
Indonesia (0.9%):
Financials (0.9%):
PT Bank Rakyat Indonesia Persero TBK	153,000	143
Ireland (1.1%):
Health Care (1.1%):
Shire PLC	2,998	169
Italy (0.7%):
Energy (0.7%):
Eni SpA	7,064	103
Japan (8.9%):
Consumer Staples (0.9%):
Lawson, Inc.	1,800	137
Financials (1.9%):
Sumitomo Mitsui Financial Group, Inc.	8,300	288
Industrials (1.6%):
ITOCHU Corp. (b)	19,800	250
Information Technology (1.5%):
Keyence Corp.	200	147
LINE Corp. (b) (c)	1,900	78
		225
Real Estate (1.5%):
Daito Trust Construction Co. Ltd.	1,400	235
Telecommunication Services (1.5%):
Nippon Telegraph & Telephone Corp.	5,200	230
		1,365
Korea, Republic Of (1.7%):
Consumer Staples (1.0%):
KT&G Corp.	1,543	152

See notes to financial statements.

Victory Portfolios NewBridge Global Equity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Utilities (0.7%):
Korea Electric Power Corp.	2,420	$105
		257
Mexico (0.9%):
Financials (0.9%):
Grupo Financiero Banorte SAB de CV	23,200	137
Netherlands (3.6%):
Energy (2.8%):
Koninklijke Vopak NV	4,847	245
Royal Dutch Shell PLC, Class B	6,899	178
		423
Information Technology (0.8%):
NXP Semiconductor NV (c)	1,300	130
		553
Peru (0.8%):
Financials (0.8%):
Credicorp Ltd.	815	121
Singapore (0.9%):
Financials (0.9%):
DBS Group Holdings Ltd.	13,019	140
Spain (1.6%):
Industrials (1.6%):
ACS, Actividades de Construccion y Servicios SA	8,205	251
Sweden (1.8%):
Materials (1.8%):
Boliden AB	11,689	271
Switzerland (2.8%):
Financials (2.8%):
Chubb Ltd.	2,286	290
Swiss Re AG	1,428	133
		423
Taiwan (2.1%):
Consumer Staples (1.1%):
President Chain Store Corp.	23,000	172
Financials (1.0%):
Fubon Financial Holding Co. Ltd.	100,000	142
		314
United Arab Emirates (0.9%):
Financials (0.9%):
Dubai Islamic Bank PJSC	97,990	140

See notes to financial statements.

Victory Portfolios NewBridge Global Equity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
United Kingdom (2.7%):
Consumer Discretionary (1.8%):
Compass Group PLC	8,179	$148
Delphi Automotive PLC	1,860	121
		269
Telecommunication Services (0.9%):
BT Group PLC	31,814	146
		415
United States (48.9%):
Consumer Discretionary (6.4%):
Amazon.com, Inc. (c)	449	355
Newell Rubbermaid, Inc.	2,664	128
O'Reilly Automotive, Inc. (c)	650	172
The Home Depot, Inc.	1,729	211
Ulta Salon, Cosmetics & Fragrance, Inc. (c)	506	123
		989
Consumer Staples (5.7%):
Fresh Del Monte Produce, Inc.	4,632	280
Philip Morris International, Inc.	1,901	183
The Estee Lauder Cos., Inc., Class A	2,720	237
The Kroger Co.	5,689	176
		876
Energy (2.9%):
EOG Resources, Inc.	2,618	237
Halliburton Co.	4,703	216
		453
Financials (4.9%):
CME Group, Inc.	1,136	114
SunTrust Banks, Inc.	7,735	350
The PNC Financial Services Group, Inc.	3,055	292
		756
Health Care (8.0%):
Amgen, Inc.	1,692	239
AmSurg Corp. (c)	2,037	122
Becton, Dickinson & Co.	1,379	231
Celgene Corp. (c)	1,651	169
Centene Corp. (c)	4,940	308
Edwards Lifesciences Corp. (c)	1,616	154
		1,223
Industrials (4.4%):
Cintas Corp.	1,630	174
Delta Air Lines, Inc.	2,940	123
General Dynamics Corp.	1,201	181

See notes to financial statements.

Victory Portfolios NewBridge Global Equity Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Raytheon Co.	583	$80
United Rentals, Inc. (c)	1,472	111
		669
Information Technology (13.0%):
Alphabet, Inc., Class C (c)	374	294
Apple, Inc.	3,539	402
Applied Materials, Inc.	5,238	152
Facebook, Inc., Class A (c)	2,163	283
First Data Corp., Class A (c)	11,506	161
Microsoft Corp.	5,709	342
NVIDIA Corp.	1,450	103
Visa, Inc., Class A	3,162	261
		1,998
Materials (2.6%):
Crown Holdings, Inc. (c)	3,994	217
The Sherwin-Williams Co.	745	182
		399
Real Estate (1.0%):
Equinix, Inc.	424	151
		7,514
Total Common Stocks (Cost $14,268)		15,291
Collateral for Securities Loaned (1.3%)
United States (1.3%):
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (e)	135,319	135
Fidelity Institutional Government Portfolio, 0.27% (e)	68,695	69
Total Collateral for Securities Loaned (Cost $204)		204
Total Investments (Cost $14,472) — 100.9%		15,495
Liabilities in excess of other assets — (0.9)%		(141)
NET ASSETS — 100.00%		$15,354

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Canada, Brazil and Mexico were fair valued at October 31, 2016.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2016, the fair value of these securities was $133 and amounted to 0.9% of net assets.

(e)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

ADR — American Depositary Receipt

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios INCORE Fund for Income	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (70.3%)
Multi-family (2.0%):
Collateralized Mortgage Obligations (1.7%):
Government National Mortgage Assoc. Series 2010-136, Class BH, 7.00%, 11/16/40	$1,820	$1,891
Series 2010-140, Class AC, 7.00%, 12/16/37	1,445	1,459
Series 2010-155, Class BH, 7.00%, 6/16/39	6,676	6,830
Series 2012-33, Class AB, 7.00%, 3/16/46	6,074	6,807
Series 2012-67, Class AF, 7.00%, 4/15/44	1,584	1,661
		18,648
Pass-throughs (0.3%):
Government National Mortgage Assoc. 7.49%, 8/15/20 – 11/15/20	180	184
7.50%, 8/15/21	92	97
6.00%, 1/15/22	92	99
7.92%, 7/15/23	408	410
8.00%, 8/15/26 – 11/15/33	1,317	1,323
7.75%, 6/15/30 – 9/15/33	739	742
8.25%, 9/15/30	220	221
7.00%, 9/20/38	131	150
		3,226
Single Family (68.3%):
Collateralized Mortgage Obligations (3.1%):
Government National Mortgage Assoc. Series 1994-7, Class PQ, 6.50%, 10/16/24	334	379
Series 1997-8, Class PN, 7.50%, 5/16/27	57	65
Series 1999-4, Class ZB, 6.00%, 2/20/29	499	563
Series 2000-9, Class Z, 8.00%, 6/20/30	89	106
Series 2001-10, Class PE, 6.50%, 3/16/31	352	402
Series 2001-15, Class ZH, 6.00%, 4/20/31	380	433
Series 2001-21, Class PE, 6.50%, 5/16/31	283	324
Series 2002-22, Class GF, 6.50%, 3/20/32	60	71
Series 2002-33, Class ZJ, 6.50%, 5/20/32	170	203
Series 2002-40, Class UK, 6.50%, 6/20/32	260	305
Series 2002-45, Class QE, 6.50%, 6/20/32	105	123
Series 2002-47, Class ZA, 6.50%, 7/20/32	282	331
Series 2002-47, Class PG, 6.50%, 7/16/32	41	48
Series 2005-72, Class H, 11.50%, 11/16/17	4	4
Series 2005-74, Class HC, 7.50%, 9/16/35	125	144
Series 2005-74, Class HB, 7.50%, 9/16/35	31	36
Series 2011-166, Class NT, 7.75%, 11/20/31 (a)	1,890	2,327
Series 2012-106, Class JM, 7.31%, 10/20/34 (a)	1,491	1,816
Series 2012-30, Class WB, 7.12%, 11/20/39 (a)	7,016	8,276
Series 2013-190, Class KT, 8.24%, 9/20/30 (a)	3,682	4,086
Series 2013-51, Class BL, 6.10%, 4/20/34 (a)	4,174	4,733
Series 2013-64, Class KY, 6.95%, 12/20/38 (a)	2,867	3,374
Series 2013-70, Class KP, 7.18%, 2/20/39 (a)	2,685	3,162
Series 2014-69, Class W, 7.26%, 11/20/34 (a)	349	415
Series 2014-74, Class PT, 7.67%, 5/16/44 (a)	634	748
Series 2015-55, Class PT, 8.02%, 6/20/39 (a)	2,164	2,559
		35,033

See notes to financial statements.

Victory Portfolios INCORE Fund for Income	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Pass-throughs (65.2%):
Government National Mortgage Assoc. 7.00%, 5/20/17 – 3/20/29/ (b)	$1,056	$1,235
8.00%, 7/20/17 – 4/15/38	71,324	88,500
9.00%, 12/15/17 – 10/15/29	1,297	1,572
7.75%, 11/15/20	570	607
10.50%, 12/15/20	57	61
7.95%, 9/15/22	62	68
7.50%, 12/20/22 – 4/20/43	110,827	133,451
7.13%, 3/15/23 – 7/15/25	2,487	2,766
6.50%, 6/20/23 – 12/20/31 (b)	40,461	47,578
5.50%, 7/15/23 – 9/15/35	936	1,066
6.00%, 9/20/23 – 6/15/40	53,630	62,862
7.00%, 11/15/23 – 1/20/26	162,737	195,790
6.50%, 8/15/24 – 3/1/43	155,873	184,514
10.00%, 4/15/25 – 2/15/26	3,545	3,845
9.50%, 7/15/25	2	2
7.50%, 8/15/29 – 1/15/30 (b)	130	137
8.50%, 6/15/31 (b) (c)	1,410	1,785
8.50%, 11/20/31 – 2/15/32	3,029	3,539
6.00%, 12/20/33 (b)	1,310	1,539
		730,917
Total Government National Mortgage Association (Cost $779,636)		787,824
U.S. Treasury Obligations (31.4%)
U.S. Treasury Bill, 0.46%, 4/20/17 (d)	45,751	45,651
U.S. Treasury Bonds 9.00%, 11/15/18 (e)	54,330	63,271
8.88%, 2/15/19	156,823	185,309
8.13%, 8/15/19	48,233	57,678
Total U.S. Treasury Obligations (Cost $352,123)		351,909
Investment Companies (0.0%)(f)
BlackRock Liquidity Funds Fedfund Portfolio, 0.26% (a)	99,375	99
Total Investment Companies (Cost $99)		99
Total Investments (Cost $1,131,858) — 101.7%		1,139,832
Liabilities in excess of other assets — (1.7)%		(19,212)
NET ASSETS — 100.00%		$1,120,620

(a)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2016.

(b)  Security purchased on a when-issued basis.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of October 31, 2016.

(d)  Rate represents the effective yield at purchase.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(f)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

Victory Portfolios National Municipal Bond Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (100.3%)
Alaska (0.9%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A, 5.13%, 4/1/19, AGM	$500	$545
Arizona (4.2%):
City of Cottonwood Arizona Pledged Revenue, 2.00%, 7/1/19, AGM	50	51
Goodyear Arizona Water And Sewer Revenue Subordinated Lien, 2.00%, 7/1/21, AGM	500	514
La Paz County Arizona Excise Tax Revenue, 2.00%, 7/1/23, Callable 1/1/18 @ 100, AGM	750	745
Maricopa County Elementary School District Number 38, Madison Elementary School Improvements Project 2009, Series B, GO, 4.00%, 7/1/20, AGM	250	274
Pinal County Arizona Electrical District, 4.00%, 7/1/41, Callable 7/1/26 @ 100, AGM (a)	1,000	1,043
		2,627
California (4.0%):
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, Callable 8/1/21 @ 100, AGM	1,000	1,158
Denair Unified School District, Election 2007, GO, 5.25%, 8/1/41, Callable 8/1/21 @ 100, AGM (b)	270	299
Gold Oak Unified School District Series A, GO, 5.38%, 8/1/28, Callable 8/1/19 @ 100, AGM	255	284
Series A, GO, 5.60%, 8/1/33, Callable 8/1/19 @ 100, AGM	590	660
		2,401
Colorado (0.7%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, Callable 5/15/19 @ 100, AGM	350	389
Eagle Bend Colorado Metropolitan District Number 2, GO, 3.50%, 12/1/40, Callable 12/1/26 @ 100, BAM	60	60
		449
Florida (16.3%):
Callaway Florida Capital Improvement Revenue, 3.00%, 8/1/27, Callable 8/1/25 @ 100, AGM	220	229
Florida State Board of Education, Series A, GO, 5.00%, 6/1/20 (c)	5,000	5,693
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, 5.00%, 10/1/31, Callable 10/1/24 @ 100, AGM (b)	300	353
Miami-Dade County Florida Water & Sewer Revenue Series A, 5.00%, 10/1/42, Callable 10/1/22 @ 100 (b)	1,000	1,147
Series B, 5.25%, 10/1/20, AGM	1,050	1,217
Palm Beach County Health Facilities Authority Revenue, Bethesda Healthcare System, Inc. Project, Series A, 3.75%, 7/1/17, AGM	1,550	1,578
		10,217
Illinois (1.6%):
Kane County Illinois School District Number 131 Aurora East Side, GO, 2.00%, 12/1/20, BAM	1,000	1,020

See notes to financial statements.

Victory Portfolios National Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana (4.3%):
Franklin Township Multi-School Building Corp. Revenue, First Mortgage, 4.00%, 1/10/19, State Aid Withholding	$1,000	$1,063
Indianapolis Local Public Improvement Bond Bank Revenue, Water Works Project, Series A, 5.50%, 1/1/38, Callable 1/1/19 @ 100, AGM	1,500	1,646
		2,709
Kansas (2.2%):
Washburn University Kansas Revenue, Series A, 4.00%, 7/1/41, Callable 7/1/25 @ 100	790	837
Wichita Hospital Revenue, VIA Christi Health System, Inc., 4.00%, 11/15/18, ETM	500	531
		1,368
Kentucky (4.9%):
Kentucky State Property & Buildings Commission Revenue 5.00%, 8/1/21	1,565	1,809
Series B, 5.00%, 11/1/26	1,000	1,226
		3,035
Maryland (2.5%):
Maryland State Health & Higher Educational Facilities Authority Revenue, LifeBridge Health Obligated Group, 4.13%, 7/1/47, Callable 7/1/25 @ 100	1,500	1,583
Michigan (7.7%):
Comstock Park Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/30, Callable 5/1/21 @ 100, Q-SBLF (b)	200	227
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Callable 5/1/21 @ 100, Q-SBLF	1,250	1,443
Saginaw Michigan Water Supply System Revenue, 5.00%, 7/1/35, Callable 7/1/26 @ 100, AGM	1,205	1,379
South Haven Michigan Public Schools, School Building & Site, Series B, GO, 5.00%, 5/1/40, Callable 5/1/25 @ 100, AGM	750	861
Wayne Michigan State University Revenue, Series A, 3.00%, 11/15/35, Callable 5/15/26 @ 100	900	862
		4,772
Minnesota (4.8%):
Minnesota Agricultural & Economic Development Board Revenue, Essentia Health, Series C-1, 5.50%, 2/15/25, Callable 2/15/20 @ 100, AGM	555	626
Rochester Minnesota Health Care Facilities Revenue, 5.00%, 11/15/36	500	658
Saint Louis County Minnesota Independent School District Number 2142, School Building, Series A, GO, 4.00%, 2/1/22, Student Credit Program	1,500	1,691
		2,975
New Jersey (2.2%):
New Jersey Transportation Trust Fund Authority Revenue, Series A, 5.50%, 12/15/38, Callable 12/15/18 @ 100, AGM	1,300	1,392
New York (1.0%):
Niagara Falls Bridge Commission Revenue, Series A, 4.00%, 10/1/19, AGM	570	604

See notes to financial statements.

Victory Portfolios National Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (10.3%):
Columbus Ohio, Series B, GO, 3.00%, 7/1/19	$1,800	$1,898
Delaware City Ohio School District, School Facilities Construction & Improvement, GO, 5.25%, 12/1/43, Callable 6/1/23 @ 100 (b)	1,000	1,158
Indian Hill Ohio Exempt Village School District, GO, 1.50%, 12/1/22	500	502
Lucas County Ohio Hospital Revenue, Promedica Health Care, Series B, 4.00%, 11/15/45, Callable 11/15/25 @ 100	1,400	1,458
Marysville Ohio Waste water Treatment System Revenue, 3.50%, 12/1/47, Callable 12/1/25 @ 100, BAM	750	758
Ohio State Higher Educational Facilities Commission, 3.25%, 12/1/35, Callable 12/1/25 @ 100 (a)	625	604
		6,378
Pennsylvania (4.3%):
North Pocono Pennsylvania School District, Series A, GO, 2.00%, 9/15/21, State Aid Withholding	500	507
Pennsylvania State Series 1, GO, 5.00%, 7/1/22	1,000	1,178
Series 2, 3.00%, 9/15/33, Callable 9/15/26 @ 100, AGM	500	483
Unionville-Chadds Ford Pennsylvania School District, 2.00%, 6/1/23, State Aid Withholding	500	510
		2,678
Tennessee (0.9%):
Memphis Tennessee State, General Improvement, Series B, GO, 4.25%, 4/1/44, Callable 4/1/24 @ 100 (b)	500	542
Texas (25.6%):
China Spring Texas Independent School District, School Building, GO, 5.00%, 8/15/43, Callable 8/15/22 @ 100, PSF-GTD (b)	1,000	1,151
Cypress-Fairbanks Independent School District, GO, 5.00%, 2/15/21, PSF-GTD	1,910	2,211
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, Callable 8/15/18 @ 100, PSF-GTD	850	927
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, Callable 8/15/18 @ 100, PSF-GTD	1,500	1,636
Garland Texas Independent School District Series A, GO, 3.00%, 2/15/20, Callable 12/12/16 @ 100, PSF-GTD (b)	550	551
Series A, GO, 3.00%, 2/15/22, Callable 12/12/16 @ 100, PSF-GTD (b)	725	726
Grand Prairie Independent School District GO, 4.00%, 2/15/20, PSF-GTD	1,275	1,392
GO, 5.00%, 2/15/21, PSF-GTD	1,285	1,485
Humble Independent School District, School Building, Series B, GO, 5.00%, 2/15/19, PSF-GTD	1,275	1,390
Laredo Community College District Revenue, 5.00%, 8/1/30, Callable 8/1/20 @ 100, AGM	725	816
Plano Independent School District, GO, 5.00%, 2/15/20, PSF-GTD (c)	3,055	3,440
Sheldon Texas Independent School District, Series A, 3.00%, 2/15/41, Callable 2/15/26 @ 100, PSF-GTD	400	382
		16,107

See notes to financial statements.

Victory Portfolios National Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Washington (1.9%):
Snohomish County Washington Public Utility District Number 1 Electric Revenue, 5.00%, 12/1/40, Callable 12/1/25 @ 100	$1,000	$1,174
Total Municipal Bonds (Cost $58,853)		62,576
Total Investments (Cost $58,853) — 100.3%		62,576
Liabilities in excess of other assets — (0.3)%		(202)
NET ASSETS — 100.00%		$62,374

(a)  Security purchased on a when-issued basis.

(b)  Continuously callable with 30 days notice.

(c)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Co.

ETM — Escrowed to Maturity

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified-School Board Loan

See notes to financial statements.

Victory Portfolios Ohio Municipal Bond Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.0%)
General Obligations (51.7%):
County, City & Special District (10.9%):
Greene County, Water System, 4.50%, 12/1/35, Callable 12/1/20 @ 100	$560	$616
Mahoning County, 5.50%, 12/1/23, Callable 12/1/18 @ 100, AGM	1,085	1,182
Mansfield Ohio, 2.00%, 12/1/21, AGM	180	184
Summit County Series R, 5.50%, 12/1/17, FGIC	930	978
Series R, 5.50%, 12/1/18, FGIC	1,095	1,198
		4,158
Hospitals, Nursing Homes & Health Care (3.0%):
Lucas County Hospital Revenue, Promedica Health Care, Series D, 5.00%, 11/15/29, Callable 11/15/21 @ 100	1,000	1,140
Public Improvements (2.2%):
Richland County, Correctional Facilities Improvement, 5.88%, 12/1/24, Callable 12/1/18 @ 100, AGM	350	386
Toledo, 5.13%, 12/1/21, Callable 12/1/18 @ 100, AGM	400	433
		819
Schools & Educational Services (34.2%):
Brooklyn City School District, School Improvement, 5.25%, 12/1/43, Callable 12/1/20 @ 100, AGM (a)	2,000	2,267
Carey Exempted Village School District, 5.13%, 11/1/39, Callable 11/1/21 @ 100, Student Credit Program (a)	350	403
Delaware City School District, School Facilities Construction & Improvement, 5.25%, 12/1/38, Callable 6/1/23 @ 100 (a)	1,240	1,442
Elida Local School District, School Facilities & Construction 1.75%, 12/1/21, AGM (b)	1,455	1,332
2.04%, 12/1/23, AGM (b)	1,455	1,260
Johnstown-Monroe Local School District, 3.25%, 12/1/44, Callable 12/1/26 @ 100 (c)	750	720
Milford Exempt Village School District, School Improvement, 5.50%, 12/1/30, AGM	325	419
Ohio Schools, Series C, 5.00%, 9/15/19	1,500	1,668
Ohio State Water Development Authority Water Pollution Control Revenue, 5.00%, 6/1/22	500	600
Perry Local School District Allen County, School Improvement, 4.50%, 12/1/43, Callable 12/1/20 @ 100, AGM	600	640
Port Clinton Ohio City School District, 4.00%, 12/1/41, Callable 6/1/23 @ 100	1,000	1,061
Reading Community City School District, Classroom Facilities, Series A, 3.50%, 11/1/49, Callable 11/1/24 @ 100, School District Credit Program	1,180	1,187
		12,999
Utilities (Sewers, Telephone, Electric) (1.4%):
Greene County, Water System, 5.75%, 12/1/22, Callable 12/1/18 @ 100, ETM	500	550
		19,666

See notes to financial statements.

Victory Portfolios Ohio Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Revenue Bonds (43.3%):
Hospitals, Nursing Homes & Health Care (16.6%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners Series B, 4.13%, 9/1/20	$1,200	$1,317
Series B, 5.25%, 9/1/27, Callable 9/1/20 @ 100 (d)	2,500	2,836
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, Callable 11/1/19 @ 100	1,500	1,618
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, Callable 12/1/18 @ 100, AGC-ICC	500	542
		6,313
Public Improvements (5.6%):
Huber Heights General Income Tax Special Obligation, 4.75%, 12/1/38, Callable 12/1/21 @ 100, BAM (a)	2,000	2,142
Schools & Educational Services (12.8%):
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnati, 5.00%, 6/1/30, Callable 6/1/20 @ 100, AGM	1,260	1,402
Lorain County, Community College District General Receipts, 4.50%, 12/1/31, Callable 6/1/21 @ 100, Ohio CCD Program (a)	500	543
University of Akron General Receipts, Series A, 5.00%, 1/1/19, AGM	1,000	1,084
Youngstown State University General Receipts 4.38%, 12/15/18, AGM	685	729
5.00%, 12/15/23, Callable 6/15/19 @ 100, AGM	1,000	1,094
		4,852
Utilities (Sewers, Telephone, Electric) (8.3%):
Hamilton County Sewer System Revenue, Series A, 5.00%, 12/1/38, Callable 12/1/23 @ 100 (a)	1,000	1,173
Marysville Ohio Waste water Treatment System Revenue, 3.50%, 12/1/47, Callable 12/1/25 @ 100, BAM	750	758
Ohio State Water Development Authority Revenue, Series A, 5.00%, 12/1/35, Callable 6/1/26 @ 100	1,000	1,208
		3,139
		16,446
Total Municipal Bonds (Cost $32,902)		36,112
Total Investments (Cost $32,902) — 95.0%		36,112
Other assets in excess of liabilities — 5.0%		1,911
NET ASSETS — 100.00%		$38,023

(a)  Continuously callable with 30 days notice.

(b)  Rate represents the effective yield at purchase.

(c)  Security purchased on a when-issued basis.

(d)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Co.

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

See notes to financial statements.

Victory Portfolios Strategic Allocation Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (9.7%)
Victory CEMP Emerging Market Volatility Wtd Index ETF	64,038	$1,668
Victory CEMP US Small Cap Volatility Wtd Index ETF	32,756	1,168
Total Affiliated Exchange-Traded Funds (Cost $2,783)		2,836
Affiliated Mutual Funds (90.0%)
Victory CEMP Commodity Volatility Wtd Index Strategy Fund, Class I	324,905	2,092
Victory CEMP International Volatility Wtd Index Fund, Class I	144,866	1,505
Victory CEMP Long/Short Strategy Fund, Class I	173,594	1,913
Victory CEMP Market Neutral Income Fund, Class I	674,655	6,207
Victory Expedition Emerging Markets Small Cap Fund, Class I	102,526	948
Victory INCORE Total Return Bond Fund, Class R6	395,069	3,844
Victory Integrity Discovery Fund, Class Y	38,250	1,421
Victory NewBridge Global Equity Fund, Class I	693,335	8,258
Total Affiliated Mutual Funds (Cost $26,742)		26,188
Total Investments (Cost $29,525) — 99.7%		29,024
Other assets in excess of liabilities — 0.3%		88
NET ASSETS — 100.00%		$29,112

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (73.5%)
Consumer Discretionary (7.6%):
The Priceline Group, Inc., Convertible Subordinated Notes 1.00%, 3/15/18	$1,572	$2,492
0.35%, 6/15/20	855	1,095
Toll Brothers Finance Corp., Convertible Subordinated Notes, 0.50%, 9/15/32, Callable 9/15/17 @ 100 (a)	1,585	1,555
		5,142
Financials (12.0%):
Ares Capital Corp. 4.88%, 3/15/17	523	528
4.38%, 1/15/19	295	306
Ares Capital Corp., Convertible Subordinated Notes, 4.88%, 3/15/17	1,350	1,363
BlackRock Kelso Capital Corp., Convertible Subordinated Notes, 5.50%, 2/15/18	595	608
Janus Capital Group, Inc., Convertible Subordinated Notes, 0.75%, 7/15/18	952	1,209
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 11/1/17 @ 100	1,841	1,865
Old Republic International Corp., 3.75%, 3/15/18	185	215
Old Republic International Corp., Convertible Subordinated Notes, 3.75%, 3/15/18	1,240	1,439
Prospect Capital Corp., 5.88%, 1/15/19	100	102
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19	512	523
		8,158
Health Care (19.1%):
Alza Corp., Convertible Subordinated Notes, 7/28/20, Callable 11/25/16 @ 89.51 (b)	1,242	1,976
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 0.35%, 9/15/23, Callable 12/12/16 @ 100 (a) (c)	788	1,007
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/25/16 @ 90.58 (b)	580	1,740
Illumina, Inc., Convertible Subordinated Notes 1.07%, 6/15/19	1,120	1,089
0.50%, 6/15/21	1,210	1,209
Medidata Solutions, Inc., Convertible Subordinated Notes, 1.00%, 8/1/18	275	302
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, 0.25%, 2/1/26, Callable 11/30/16 @ 100 (a)	1,932	2,255
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	1,959	3,363
		12,941
Industrials (2.9%):
Macquarie Infrastructure, 2.00%, 10/1/23	579	581
Macquarie Infrastructure Co. LLC, Convertible Subordinated Notes, 2.88%, 7/15/19	1,195	1,373
		1,954
Information Technology (24.5%):
Citrix Systems, Inc., Convertible Subordinated Notes, 0.50%, 4/15/19	148	166
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39	2,080	3,566
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18	955	1,549
LinkedIn Corp., 0.50%, 11/1/19	895	883
Micron Technology, Inc., Convertible Subordinated Notes, 3.00%, 11/15/43, Callable 11/20/18 @ 83.04 (a) (d)	934	824

See notes to financial statements.

Victory Portfolios INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	$836	$2,380
Nvdia Corp., 1.00%, 12/1/18	547	1,926
Red Hat, Inc., Convertible Subordinated Notes, 0.25%, 10/1/19 (d)	1,975	2,445
Twitter, Inc., Convertible Subordinated Notes, 1.00%, 9/15/21	764	703
Xilinx, Inc., Convertible Subordinated Notes, 2.63%, 6/15/17	1,185	2,085
		16,527
Materials (5.0%):
Newmont Mining Corp., Convertible Subordinated Notes, 1.63%, 7/15/17	1,885	2,020
RPM International, Inc., Convertible Subordinated Notes, 2.25%, 12/15/20 (d)	1,227	1,400
		3,420
Real Estate (1.7%):
Spirit Realty Capital, Inc., 3.75%, 5/15/21	1,056	1,149
Utilities (0.7%):
CenterPoint Energy, Inc., 4.18%, Callable 12/12/16 @ 100	8	508
Total Convertible Corporate Bonds (Cost $46,922)		49,799
Convertible Preferred Stocks (22.2%)
Consumer Staples (0.8%):
Tyson Foods, Inc., 3.21%	7,103	547
Energy (0.6%):
Hess Corp., 1.18%, 2/1/19	6,660	394
Financials (9.6%):
AMG Capital Trust II, 4.75%	30,019	1,546
New York Community Capital Trust V, 5.94% (d)	30,769	1,530
Wells Fargo & Co., 5.75%, Series L	2,616	3,414
		6,490
Health Care (0.9%):
Allergan PLC, 6.57%, Series A	805	619
Industrials (1.8%):
Alcoa, Inc., 8.13%, Series 1	7,874	243
Stanley Black & Decker I, Inc., 5.38%	8,555	1,002
		1,245
Real Estate (1.7%):
Welltower, Inc., 4.77%, Series I	18,895	1,168
Utilities (6.8%):
Dominion Resources, Inc., 6.14%	35,782	1,798
Dominion Resources, Inc., 6.75%	7,205	363
DTE Energy Co., 6.5%	1,397	74
NextEra Energy, Inc., 0.39%	22,065	1,120
NextEra Energy, Inc., 3.48%	20,155	1,229
		4,584
Total Convertible Preferred Stocks (Cost $14,877)		15,047

See notes to financial statements.

Victory Portfolios INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (5.2%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (e)	2,343,332	$2,343
Fidelity Institutional Government Portfolio, 0.27% (e)	1,189,593	1,190
Total Collateral for Securities Loaned (Cost $3,533)		3,533
Total Investments (Cost $65,332) — 100.9%		68,379
Liabilities in excess of other assets — (0.9)%		(591)
NET ASSETS — 100.00%		$67,788

(a)  Continuously callable with 30 days notice.

(b)  Continuously callable with 15 days notice.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2016.

(d)  All or a portion of this security is on loan.

(e)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

LLC — Limited Liability Co.

PLC — Public Limited Co.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	NewBridge Large Cap Growth Fund		Special Value Fund		Sycamore Established Value Fund
ASSETS:
Investments, at value (Cost $32,516, $81,743 and $4,797,591)	$52,404		$82,528	(a)	$5,433,384	(b)
Cash and cash equivalents	108		3,094		295,815
Interest and dividends receivable	11		87		2,469
Receivable for capital shares issued	—	(c)	25		42,806
Receivable for investments sold	2,354		1,131		36,636
Receivable from Adviser	5		7		—
Prepaid expenses	44		39		197
Total Assets	54,926		86,911		5,811,307
LIABILITIES:
Securities lending collateral	—		921		41,215
Payable for investments purchased	221		701		106,638
Payable for capital shares redeemed	26		253		13,700
Payable to Adviser	—	(c)	—		9
Accrued expenses and other payables:
Investment advisory fees	37		55		2,151
Administration fees	4		6		400
Custodian fees	4		4		98
Transfer agent fees	8		31		812
Chief Compliance Officer fees	—	(c)	—	(c)	3
Trustees' fees	—	(c)	—	(c)	6
12b-1 fees	9		30		722
Other accrued expenses	13		14		354
Total Liabilities	322		2,015		166,108
NET ASSETS:
Capital	19,483		164,119		4,958,960
Accumulated undistributed (distributions in excess of) net investment income	(364)		761		1,968
Accumulated net realized gains (losses) from investments	15,597		(80,769)		48,478
Net unrealized appreciation on investments	19,888		785		635,793
Net Assets	$54,604		$84,896		$5,645,199
Net Assets
Class A Shares	$11,700		$36,971		$1,735,974
Class C Shares	6,321		7,955		25,146
Class I Shares	31,299		4,016		2,590,122
Class R Shares	940		34,784		784,442
Class R6 Shares	—		—		458,750
Class Y Shares	4,344		1,170		50,765
Total	$54,604		$84,896		$5,645,199
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	915		1,721		51,326
Class C Shares	594		411		756
Class I Shares	2,383		185		76,556
Class R Shares	79		1,686		23,464
Class R6 Shares	—		—		13,553
Class Y Shares	335		54		1,500
Total	4,306		4,057		167,155
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$12.79		$21.48		$33.82
Class C Shares (e)	$10.65		$19.34		$33.26
Class I Shares	$13.13		$21.76		$33.83
Class R Shares	$11.88		$20.63		$33.43
Class R6 Shares	—		—		$33.85
Class Y Shares	$12.96		$21.62		$33.83
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$13.57		$22.79		$35.88

(a)  Includes $905 of securities on loan.

(b)  Includes $40,384 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund		NewBridge Global Equity Fund
ASSETS:
Investments, at value (Cost $3,034,202, $27,540 and $14,472)	$3,366,470	(a)	$28,490	(b)	$15,495	(c)
Foreign currency, at value (Cost $—, $117 and $7)	—		118		7
Cash and cash equivalents	141,615		915		—
Interest and dividends receivable	1,271		5		21
Receivable for capital shares issued	9,169		5		—
Receivable for investments sold	32,053		560		39
Reclaims receivable	—		—		13
Receivable from Adviser	96		33		28
Prepaid expenses	121		16		30
Total Assets	3,550,795		30,142		15,633
LIABILITIES:
Securities lending collateral	82,922		277		204
Due to custodian	—		—		19
Payable for investments purchased	32,054		245		20
Foreign taxes accrued	—		49		—
Payable for capital shares redeemed	9,047		—		—
Accrued expenses and other payables:
Investment advisory fees	2,221		32		11
Administration fees	246		2		1
Custodian fees	75		29		12
Transfer agent fees	604		—	(d)	—	(d)
Chief Compliance Officer fees	2		—	(d)	—	(d)
Trustees' fees	4		—	(d)	—	(d)
12b-1 fees	242		—	(d)	—	(d)
Other accrued expenses	237		10		12
Total Liabilities	127,654		644		279
NET ASSETS:
Capital	2,913,709		31,366		14,723
Accumulated undistributed (distributions in excess of) net investment income	9,842		(92)		119
Accumulated net realized gains (losses) from investments	167,322		(2,678)		(511)
Net unrealized appreciation on investments	332,268		902		1,023
Net Assets	$3,423,141		$29,498		$15,354
Net Assets
Class A Shares	$529,545		$45		$304
Class C Shares	—		46		35
Class I Shares	2,428,803		29,407		13,041
Class R Shares	302,652		—		—
Class R6 Shares	21,044		—		1,974
Class Y Shares	141,097		—		—
Total	$3,423,141		$29,498		$15,354
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	13,324		5		26
Class C Shares	—		5		3
Class I Shares	60,532		3,179		1,095
Class R Shares	8,051		—		—
Class R6 Shares	525		—		165
Class Y Shares	3,541		—		—
Total	85,973		3,189		1,289
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$39.74		$9.18		$11.88
Class C Shares (f)	—		$9.01		$11.70
Class I Shares	$40.12		$9.25		$11.91
Class R Shares	$37.59		—		—
Class R6 Shares	$40.08		—		$11.93
Class Y Shares	$39.84		—		—
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$42.16		$9.74		$12.60

(a)  Includes $79,899 of securities on loan.

(b)  Includes $554 of securities on loan.

(c)  Includes $197 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	INCORE Fund for Income	National Municipal Bond Fund		Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $1,131,858, $58,853 and $32,902)	$1,139,832	$62,576		$36,112
Cash and cash equivalents	5	1,318		897
Deposits with brokers for futures contracts	—	—		—
Interest and dividends receivable	9,752	714		569
Receivable for capital shares issued	5,144	76		—	(a)
Receivable for investments sold	—	1,233		1,199
Receivable from Adviser	6	4		—
Prepaid expenses	64	21		11
Total Assets	1,154,803	65,942		38,788
LIABILITIES:
Payable for investments purchased	31,400	2,690		723
Payable for capital shares redeemed	1,862	807		—
Accrued expenses and other payables:
Investment advisory fees	430	30		18
Administration fees	80	5		3
Custodian fees	29	2		1
Transfer agent fees	133	10		2
Chief Compliance Officer fees	1	—	(a)	—	(a)
Trustees' fees	1	—	(a)	—	(a)
12b-1 fees	166	13		8
Other accrued expenses	81	11		10
Total Liabilities	34,183	3,568		765
NET ASSETS:
Capital	1,337,894	57,575		34,140
Accumulated undistributed net investment income	2,477	35		27
Accumulated net realized gains (losses) from investments	(227,725)	1,041		646
Net unrealized appreciation on investments	7,974	3,723		3,210
Net Assets	$1,120,620	$62,374		$38,023
Net Assets
Class A Shares	$400,740	$58,569		$38,023
Class C Shares	72,958	—		—
Class I Shares	547,322	—		—
Class R Shares	85,195	—		—
Class R6 Shares	6,286	—		—
Class Y Shares	8,119	3,805		—
Total	$1,120,620	$62,374		$38,023
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	41,596	5,303		3,358
Class C Shares	7,634	—		—
Class I Shares	56,843	—		—
Class R Shares	8,836	—		—
Class R6 Shares	653	—		—
Class Y Shares	843	345		—
Total	116,405	5,648		3,358
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$9.63	$11.04		$11.32
Class C Shares (c)	$9.56	—		$—
Class I Shares	$9.63	—		$—
Class R Shares	$9.64	—		$—
Class R6 Shares	$9.62	—		$—
Class Y Shares	$9.64	$11.04		$—
Maximum Sales Charge — Class A Shares	2.00%	2.00%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.83	$11.27		$11.55

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Strategic Allocation Fund	INCORE Investment Grade Convertible Fund
ASSETS:
Affiliated investments, at value (Cost $29,525 and $—)	$29,024	$—
Unaffiliated investments, at value (Cost $— and $65,332)	—	68,379	(a)
Cash and cash equivalents	69	3,120
Interest and dividends receivable	13	235
Receivable for capital shares issued	1	43
Receivable from Adviser	152	—	(b)
Prepaid expenses	41	18
Total Assets	29,300	71,795
LIABILITIES:
Securities lending collateral	—	3,533
Payable for investments purchased	—	264
Payable for capital shares redeemed	111	133
Accrued expenses and other payables:
Investment advisory fees	17	42
Administration fees	2	5
Custodian fees	8	2
Transfer agent fees	10	12
Chief Compliance Officer fees	— (b)	—	(b)
Trustees' fees	— (b)	—	(b)
12b-1 fees	13	3
Other accrued expenses	27	13
Total Liabilities	188	4,007
NET ASSETS:
Capital	30,873	68,365
Distributions in excess of net investment income	—	(518)
Accumulated net realized losses from investments	(1,260)	(3,106)
Net unrealized appreciation (depreciation) on investments	(501)	3,047
Net Assets	$29,112	$67,788
Net Assets
Class A Shares	$16,587	$14,350
Class C Shares	9,724	—
Class I Shares	1,099	53,438
Class R Shares	1,702	—
Total	$29,112	$67,788
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,120	1,046
Class C Shares	664	—
Class I Shares	74	3,897
Class R Shares	115	—
Total	1,973	4,943
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$14.80	$13.72
Class C Shares (d)	$14.65	—
Class I Shares	$14.86	$13.71
Class R Shares	$14.79	—
Maximum Sales Charge — Class A Shares	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$15.70	$14.00

(a)  Includes $3,445 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund	Special Value Fund	Sycamore Established Value Fund
Investment Income:
Dividend income	$369	$2,051	$64,057
Securities lending income	— (a)	1	110
Foreign tax withholding	(3)	—	—
Total Income	366	2,052	64,167
Expenses:
Investment advisory fees	535	725	18,108
Administration fees	60	83	3,386
12b-1 fees — Class A Shares	40	105	3,362
12b-1 fees — Class C Shares (b)	75	95	56
12b-1 fees — Class R Shares	4	197	3,624
Custodian fees	11	11	214
Transfer agent fees — Class A Shares	13	49	1,526
Transfer agent fees — Class C Shares (b)	7	17	3
Transfer agent fees — Class I Shares	—	1	1,627
Transfer agent fees — Class R Shares	1	60	363
Transfer agent fees — Class R6 Shares	—	—	4
Transfer agent fees — Class Y Shares	2	1	26
Trustees' fees	7	9	359
Chief Compliance Officer fees	1	1	37
Legal and audit fees	12	9	444
State registration and filing fees	46	57	249
Other expenses	7	19	404
Total Expenses	821	1,439	33,792
Expenses waived/reimbursed by Adviser	(19)	(107)	—
Net Expenses	802	1,332	33,792
Net Investment Income (Loss)	(436)	720	30,375
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from securities transactions	21,590	(4,298)	48,431
Net realized losses from foreign currency translations	— (a)	—	—
Net change in unrealized appreciation/depreciation on investments	(23,687)	(1,232)	252,804
Net realized/unrealized gains (losses) on investments	(2,097)	(5,530)	301,235
Change in net assets resulting from operations	$(2,533)	$(4,810)	$331,610

(a)  Rounds to less than $1.

(b)  Sycamore Established Value Fund, Class C Shares, commenced operations on March 1, 2016.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

	Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund	NewBridge Global Equity Fund
Investment Income:
Dividend income	$46,342		$284	$316
Securities lending income	55		5	1
Foreign tax withholding	—		(30)	(23)
Total Income	46,397		259	294
Expenses:
Investment advisory fees	23,487		208	106
Administration fees	2,624		14	11
12b-1 fees — Class A Shares	1,195		— (a)	2
12b-1 fees — Class C Shares	—		— (a)	—
12b-1 fees — Class R Shares	1,395		—	—	(a)
Custodian fees	174		62	23
Transfer agent fees — Class A Shares	569		— (a)	—	(a)
Transfer agent fees — Class C Shares	—		— (a)	—	(a)
Transfer agent fees — Class I Shares	1,136		— (a)	—	(a)
Transfer agent fees — Class R Shares	262		—	—	(a)
Transfer agent fees — Class R6 Shares (b)	—	(a)	—	—	(a)
Transfer agent fees — Class Y Shares	466		—	—
Trustees' fees	294		2	1
Chief Compliance Officer fees	32		— (a)	—	(a)
Legal and audit fees	267		30	11
State registration and filing fees	175		48	66
Other expenses	554		30	27
Total Expenses	32,630		394	247
Expenses waived/reimbursed by Adviser	(231)		(143)	(89)
Net Expenses	32,399		251	158
Net Investment Income	13,998		8	136
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from securities transactions	200,118		(1,037)	(495)
Foreign taxes on realized gains	—		(33)	—
Net realized losses from foreign currency translations	—		(72)	(6)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	69,203		755	(20)
Net change in unrealized appreciation/depreciation on foreign taxes	—		(40)	—
Net realized/unrealized gains (losses) on investments	269,321		(427)	(521)
Change in net assets resulting from operations	$283,319		$(419)	$(385)

(a)  Rounds to less than $1.

(b)  Sycamore Small Company Opportunity Fund and NewBridge Global Equity Fund, Class R6 Shares, commenced operations on December 15, 2015.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

	INCORE Fund for Income		National Municipal Bond Fund	Ohio Municipal Bond Fund
Investment Income:
Interest income	$20,319		$2,140	$1,551
Dividend income	—	(a)	4	1
Total Income	20,319		2,144	1,552
Expenses:
Investment advisory fees	4,656		364	224
Administration fees	869		57	35
12b-1 fees — Class A Shares	965		157	102
12b-1 fees — Class C Shares	717		—	—
12b-1 fees — Class R Shares	210		—	—
Custodian fees	72		5	3
Transfer agent fees — Class A Shares	213		30	7
Transfer agent fees — Class C Shares	51		—	—
Transfer agent fees — Class I Shares	153		—	—
Transfer agent fees — Class R Shares	43		—	—
Transfer agent fees — Class R6 Shares	2		—	—
Transfer agent fees — Class Y Shares	9		3	—
Trustees' fees	97		6	4
Chief Compliance Officer fees	10		1	—	(a)
Legal and audit fees	76		13	11
State registration and filing fees	178		34	19
Other expenses	165		19	11
Total Expenses	8,486		689	416
Expenses waived/reimbursed by Adviser	(29)		(44)	—
Net Expenses	8,457		645	416
Net Investment Income	11,862		1,499	1,136
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	1,566		1,040	643
Net change in unrealized appreciation/depreciation on investments	2,658		(607)	(429)
Net realized/unrealized gains on investments	4,224		433	214
Change in net assets resulting from operations	$16,086		$1,932	$1,350

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

	Strategic Allocation Fund	INCORE Investment Grade Convertible Fund
Investment Income:
Interest income from unaffiliated investments	$5	$588
Dividend income from affiliated investments	208	—
Dividend income from unaffiliated investments	31	760
Securities lending income	—	10
Total Income	244	1,358
Expenses:
Investment advisory fees	33	451
Administration fees	15	52
12b-1 fees — Class A Shares	28	32
12b-1 fees — Class C Shares	47	—
12b-1 fees — Class R Shares	10	—
Custodian fees	7	5
Transfer agent fees — Class A Shares	8	22
Transfer agent fees — Class C Shares	3	—
Transfer agent fees — Class I Shares	— (a)	14
Transfer agent fees — Class R Shares	2	—
Trustees' fees	3	6
Chief Compliance Officer fees	— (a)	1
Legal and audit fees	124	16
State registration and filing fees	48	37
Other expenses	45	24
Total Expenses	373	660
Expenses waived/reimbursed by Adviser	(280)	—
Net Expenses	93	660
Net Investment Income	151	698
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from affiliated securities transactions	67	—
Net realized gains from unaffiliated securities transactions	314	1,252
Net change in unrealized appreciation/depreciation on affiliated investments	(321)	—
Net change in unrealized appreciation/depreciation on unaffiliated investments	(625)	(1,016)
Net realized/unrealized gains (losses) on investments	(565)	236
Change in net assets resulting from operations	$(414)	$934

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund		Special Value Fund		Sycamore Established Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(436)	$(874)	$720	$449	$30,375	$29,581
Net realized gains (losses) from investment transactions	21,590	40,020	(4,298)	6,327	48,431	249,432
Net change in unrealized appreciation/depreciation on investments	(23,687)	(26,893)	(1,232)	(2,216)	252,804	(52,905)
Change in net assets resulting from operations	(2,533)	12,253	(4,810)	4,560	331,610	226,108
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(147)	—	(8,709)	(11,237)
Class C Shares (a)	—	—	—	—	(12)	—
Class I Shares	—	—	(28)	—	(14,117)	(8,614)
Class R Shares	—	—	(29)	—	(3,466)	(6,674)
Class R6 Shares	—	—	—	—	(1,977)	(501)
Class Y Shares	—	—	(10)	—	(226)	(103)
From net realized gains:
Class A Shares	(5,914)	(2,298)	—	—	(103,083)	(117,526)
Class C Shares (a)	(3,067)	(977)	—	—	—	—
Class I Shares	(16,440)	(11,343)	—	—	(74,781)	(65,329)
Class R Shares	(266)	(65)	—	—	(65,678)	(82,822)
Class R6 Shares	—	—	—	—	(6,126)	(3,349)
Class Y Shares	(3,366)	(2,269)	—	—	(999)	(902)
Change in net assets resulting from distributions to shareholders	(29,053)	(16,952)	(214)	—	(279,174)	(297,057)
Change in net assets resulting from capital transactions	(19,924)	(93,464)	(24,678)	(45,777)	2,986,172	480,849
Change in net assets	(51,510)	(98,163)	(29,702)	(41,217)	3,038,608	409,900
Net Assets:
Beginning of period	106,114	204,277	114,598	155,815	2,606,591	2,196,691
End of period	$54,604	$106,114	$84,896	$114,598	$5,645,199	$2,606,591
Accumulated undistributed (distributions in excess of) net investment income	$(364)	$(678)	$761	$176	$1,968	$826

(a)  Sycamore Established Value Fund, Class C Shares, commenced operations on March 1, 2016.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	NewBridge Large Cap Growth Fund		Special Value Fund		Sycamore Established Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$2,374	$2,430	$2,723	$4,225	$1,037,789	$358,865
Distributions reinvested	4,825	1,900	121	—	91,824	104,575
Cost of shares redeemed	(9,191)	(11,409)	(12,663)	(28,508)	(446,216)	(314,300)
Total Class A Shares	$(1,992)	$(7,079)	$(9,819)	$(24,283)	$683,397	$149,140
Class C Shares (a)
Proceeds from shares issued	$1,526	$665	$533	$1,050	$25,381	—
Distributions reinvested	2,455	764	—	—	11	—
Cost of shares redeemed	(3,576)	(2,355)	(3,290)	(5,106)	(228)	—
Total Class C Shares	$405	$(926)	$(2,757)	$(4,056)	$25,164	—
Class I Shares
Proceeds from shares issued	$6,231	$24,338	$740	$1,139	$2,025,616	$326,795
Distributions reinvested	7,375	8,156	24	—	81,136	70,027
Cost of shares redeemed	(28,265)	(103,511)	(2,790)	(3,835)	(368,880)	(149,925)
Total Class I Shares	$(14,659)	$(71,017)	$(2,026)	$(2,696)	$1,737,872	$246,897
Class R Shares
Proceeds from shares issued	$197	$227	$3,592	$4,619	$221,369	$129,785
Distributions reinvested	266	65	27	—	65,893	85,437
Cost of shares redeemed	(34)	(418)	(13,145)	(19,009)	(179,780)	(160,824)
Total Class R Shares	$429	$(126)	$(9,526)	$(14,390)	$107,482	$54,398
Class R6 Shares
Proceeds from shares issued	—	—	—	—	$430,919	$33,716
Distributions reinvested	—	—	—	—	8,103	3,850
Cost of shares redeemed	—	—	—	—	(45,828)	(9,932)
Total Class R6 Shares	—	—	—	—	$393,194	$27,634
Class Y Shares
Proceeds from shares issued	$2,546	$3,912	$121	$119	$46,229	$4,483
Distributions reinvested	16	5	—	—	394	63
Cost of shares redeemed	(6,669)	(18,233)	(671)	(471)	(7,560)	(1,766)
Total Class Y Shares	$(4,107)	$(14,316)	$(550)	$(352)	$39,063	$2,780
Change in net assets resulting from capital transactions	$(19,924)	$(93,464)	$(24,678)	$(45,777)	$2,986,172	$480,849

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	NewBridge Large Cap Growth Fund		Special Value Fund		Sycamore Established Value Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Class A Shares
Issued	169	132	126	191	31,752	10,318
Reinvested	362	105	6	—	2,962	3,061
Redeemed	(670)	(617)	(588)	(1,285)	(13,679)	(9,002)
Total Class A Shares	(139)	(380)	(456)	(1,094)	21,035	4,377
Class C Shares (a)
Issued	136	40	28	52	763	—
Reinvested	220	47	—	—	— (b)	—
Redeemed	(313)	(143)	(170)	(254)	(7)	—
Total Class C Shares	43	(56)	(142)	(202)	756	—
Class I Shares
Issued	466	1,296	34	51	63,710	9,314
Reinvested	541	445	1	—	2,607	2,051
Redeemed	(1,889)	(5,506)	(127)	(172)	(11,178)	(4,264)
Total Class I Shares	(882)	(3,765)	(92)	(121)	55,139	7,101
Class R Shares
Issued	17	13	175	217	6,861	3,756
Reinvested	21	4	1	—	2,153	2,527
Redeemed	(3)	(23)	(639)	(892)	(5,602)	(4,649)
Total Class R Shares	35	(6)	(463)	(675)	3,412	1,634
Class R6 Shares
Issued	—	—	—	—	13,212	978
Reinvested	—	—	—	—	258	113
Redeemed	—	—	—	—	(1,392)	(288)
Total Class R6 Shares	—	—	—	—	12,078	803
Class Y Shares
Issued	192	211	6	5	1,433	132
Reinvested	1	— (b)	—	—	12	2
Redeemed	(487)	(972)	(31)	(21)	(232)	(50)
Total Class Y Shares	(294)	(761)	(25)	(16)	1,213	84
Change in Shares	(1,237)	(4,968)	(1,178)	(2,108)	93,633	13,999

(a)  Sycamore Established Value Fund, Class C Shares, commenced operations on March 1, 2016.

(b)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund		NewBridge Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$13,998	$7,300	$8	$17	$136	$103
Net realized gains (losses) from investment transactions	200,118	244,998	(1,142)	(1,601)	(501)	591
Net change in unrealized appreciation/depreciation on investments	69,203	(152,146)	715	(81)	(20)	(661)
Change in net assets resulting from operations	283,319	100,152	(419)	(1,665)	(385)	33
Distributions to Shareholders:
From net investment income:
Class A Shares	(550)	—	—	—	(25)	(7)
Class C Shares	—	—	—	—	(4)	—
Class I Shares	(8,756)	(3,536)	—	—	(37)	(21)
Class R Shares	— (a)	—	—	—	(3)	—
Class R6 Shares (b)	(12)	—	—	—	(26)	—
Class Y Shares	(171)	(50)	—	—	—	—
From net realized gains:
Class A Shares	(38,457)	(38,964)	—	—	(156)	(333)
Class C Shares	—	—	—	—	(134)	(247)
Class I Shares	(174,199)	(136,128)	—	—	(159)	(442)
Class R Shares	(24,266)	(26,614)	—	—	(23)	(37)
Class R6 Shares (b)	(201)	—	—	—	(132)	—
Class Y Shares	(6,325)	(7,493)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(252,937)	(212,785)	—	—	(699)	(1,087)
Change in net assets resulting from capital transactions	553,916	528,431	18,110	8,510	3,473	3,047
Change in net assets	584,298	415,798	17,691	6,845	2,389	1,993
Net Assets:
Beginning of period	2,838,843	2,423,045	11,807	4,962	12,965	10,972
End of period	$3,423,141	$2,838,843	$29,498	$11,807	$15,354	$12,965
Accumulated undistributed (distributions in excess of) net investment income	$9,842	$4,536	$(92)	$(41)	$119	$91

(a)  Rounds to less than $1.

(b)  Sycamore Small Company Opportunity Fund and NewBridge Global Equity Fund, Class R6 Shares, commenced operations on December 15, 2015.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund			NewBridge Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$242,731	$124,028	—	$27		$3	$114
Distributions reinvested	32,674	32,840	—	—		181	340
Cost of shares redeemed	(187,068)	(166,172)	$(22)	—		(3,196)	(96)
Total Class A Shares	$88,337	$(9,304)	$(22)	$27		$(3,012)	$358
Class C Shares
Proceeds from shares issued	—	—	—	—		$4	$139
Distributions reinvested	—	—	—	—		138	247
Cost of shares redeemed	—	—	$— (a)	$—	(a)	(2,605)	(37)
Total Class C Shares	—	—	$— (a)	$—	(a)	$(2,463)	$349
Class I Shares
Proceeds from shares issued	$977,885	$840,689	$19,567	$10,483		$18,568	$2,342
Distributions reinvested	164,732	120,392	—	—		196	463
Cost of shares redeemed	(788,941)	(408,539)	(1,435)	(2,000)		(11,491)	(578)
Total Class I Shares	$353,676	$552,542	$18,132	$8,483		$7,273	$2,227
Class R Shares
Proceeds from shares issued	$69,482	$41,997	—	—		—	$116
Distributions reinvested	23,123	25,311	—	—		$26	37
Cost of shares redeemed	(64,006)	(74,725)	—	—		(448)	(40)
Total Class R Shares	$28,599	$(7,417)	—	—		$(422)	$113
Class R6 Shares (b)
Proceeds from shares issued	$21,292	—	—	—		$2,777	—
Distributions reinvested	213	—	—	—		158	—
Cost of shares redeemed	(1,163)	—	—	—		(838)	—
Total Class R6 Shares	$20,342	—	—	—		$2,097	—
Class Y Shares
Proceeds from shares issued	$98,348	$24,580	—	—		—	—
Distributions reinvested	147	49	—	—		—	—
Cost of shares redeemed	(35,533)	(32,019)	—	—		—	—
Total Class Y Shares	$62,962	$(7,390)	—	—		—	—
Change in net assets resulting from capital transactions	$553,916	$528,431	$18,110	$8,510		$3,473	$3,047

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Sycamore Small Company Opportunity Fund		Expedition Emerging Markets Small Cap Fund			NewBridge Global Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Class A Shares
Issued	6,493	3,117	—	2		— (a)	8
Reinvested	899	826	—	—		15	26
Redeemed	(4,998)	(4,153)	(2)	—		(262)	(7)
Total Class A Shares	2,394	(210)	(2)	2		(247)	27
Class C Shares
Issued	—	—	—	—		— (a)	10
Reinvested	—	—	—	—		11	19
Redeemed	—	—	— (a)	—	(a)	(217)	(3)
Total Class C Shares	—	—	— (a)	—	(a)	(206)	26
Class I Shares
Issued	25,754	20,901	2,083	997		1,575	170
Reinvested	4,498	3,010	—	—		16	35
Redeemed	(20,503)	(10,192)	(159)	(211)		(973)	(42)
Total Class I Shares	9,749	13,719	1,924	786		618	163
Class R Shares
Issued	1,962	1,107	—	—		—	8
Reinvested	671	668	—	—		2	3
Redeemed	(1,806)	(1,977)	—	—		(37)	(3)
Total Class R Shares	827	(202)	—	—		(35)	8
Class R6 Shares (b)
Issued	548	—	—	—		222	—
Reinvested	6	—	—	—		13	—
Redeemed	(29)	—	—	—		(70)	—
Total Class R6 Shares	525	—	—	—		165	—
Class Y Shares
Issued	2,557	616	—	—		—	—
Reinvested	4	1	—	—		—	—
Redeemed	(934)	(804)	—	—		—	—
Total Class Y Shares	1,627	(187)	—	—		—	—
Change in Shares	15,122	13,120	1,922	788		295	224

(a)  Rounds to less than 1.

(b)  Sycamore Small Company Opportunity Fund and NewBridge Global Equity Fund, Class R6 Shares, commenced operations on December 15, 2015.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	INCORE Fund for Income		National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$11,862	$9,963	$1,499	$1,718	$1,136	$1,394
Net realized gains (losses) from investment transactions	1,566	(2,184)	1,040	1,206	643	455
Net change in unrealized appreciation/depreciation on investments	2,658	9,359	(607)	(1,111)	(429)	(803)
Change in net assets resulting from operations	16,086	17,138	1,932	1,813	1,350	1,046
Distributions to Shareholders:
From net investment income:
Class A Shares	(19,195)	(15,805)	(1,414)	(1,637)	(1,140)	(1,400)
Class C Shares	(3,057)	(2,995)	—	—	—	—
Class I Shares	(24,430)	(20,372)	—	—	—	—
Class R Shares	(4,167)	(3,754)	—	—	—	—
Class R6 Shares (a)	(270)	(129)	—	—	—	—
Class Y Shares	(345)	(308)	(91)	(79)	—	—
From net realized gains:
Class A Shares	—	—	(1,148)	(426)	(456)	(663)
Class Y Shares	—	—	(57)	(8)	—	—
Change in net assets resulting from distributions to shareholders	(51,464)	(43,363)	(2,710)	(2,150)	(1,596)	(2,063)
Change in net assets resulting from capital transactions	251,739	41,345	(14,032)	(14,901)	(5,761)	(10,022)
Change in net assets	216,361	15,120	(14,810)	(15,238)	(6,007)	(11,039)
Net Assets:
Beginning of period	904,259	889,139	77,184	92,422	44,030	55,069
End of period	$1,120,620	$904,259	$62,374	$77,184	$38,023	$44,030
Accumulated undistributed net investment income	$2,477	$1,566	$35	$42	$27	$31

(a)  INCORE Fund for Income, Class R6 Shares, commenced operations on March 4, 2015.
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	INCORE Fund for Income		National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$231,878	$154,206	$14,402	$20,899	$377	$521
Distributions reinvested	15,051	12,165	2,433	1,948	1,449	1,880
Cost of shares redeemed	(182,262)	(145,178)	(30,744)	(40,088)	(7,587)	(12,423)
Total Class A Shares	$64,667	$21,193	$(13,909)	$(17,241)	$(5,761)	$(10,022)
Class C Shares
Proceeds from shares issued	$21,264	$11,823	—	—	—	—
Distributions reinvested	2,360	2,294	—	—	—	—
Cost of shares redeemed	(16,191)	(23,353)	—	—	—	—
Total Class C Shares	$7,433	$(9,236)	—	—	—	—
Class I Shares
Proceeds from shares issued	$301,958	$178,083	—	—	—	—
Distributions reinvested	19,875	16,728	—	—	—	—
Cost of shares redeemed	(162,216)	(158,876)	—	—	—	—
Total Class I Shares	$159,617	$35,935	—	—	—	—
Class R Shares
Proceeds from shares issued	$28,047	$12,434	—	—	—	—
Distributions reinvested	3,730	3,175	—	—	—	—
Cost of shares redeemed	(17,608)	(23,923)	—	—	—	—
Total Class R Shares	$14,169	$(8,314)	—	—	—	—
Class R6 Shares (a)
Proceeds from shares issued	$5,190	$4,307	—	—	—	—
Distributions reinvested	270	129	—	—	—	—
Cost of shares redeemed	(2,874)	(438)	—	—	—	—
Total Class R6 Shares	$2,586	$3,998	—	—	—	—
Class Y Shares
Proceeds from shares issued	$5,847	$2,115	$1,502	$3,559	—	—
Distributions reinvested	54	5	10	40	—	—
Cost of shares redeemed	(2,634)	(4,351)	(1,635)	(1,259)	—	—
Total Class Y Shares	$3,267	$(2,231)	$(123)	$2,340	—	—
Change in net assets resulting from capital transactions	$251,739	$41,345	$(14,032)	$(14,901)	$(5,761)	$(10,022)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	INCORE Fund for Income		National Municipal Bond Fund		Ohio Municipal Bond Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Class A Shares
Issued	23,500	15,209	1,291	1,872	33	46
Reinvested	1,535	1,199	220	175	127	164
Redeemed	(18,524)	(14,253)	(2,764)	(3,593)	(664)	(1,082)
Total Class A Shares	6,511	2,155	(1,253)	(1,546)	(504)	(872)
Class C Shares
Issued	2,173	1,176	—	—	—	—
Reinvested	242	228	—	—	—	—
Redeemed	(1,658)	(2,308)	—	—	—	—
Total Class C Shares	757	(904)	—	—	—	—
Class I Shares
Issued	30,774	17,523	—	—	—	—
Reinvested	2,028	1,650	—	—	—	—
Redeemed	(16,520)	(15,628)	—	—	—	—
Total Class I Shares	16,282	3,545	—	—	—	—
Class R Shares
Issued	2,839	1,223	—	—	—	—
Reinvested	380	313	—	—	—	—
Redeemed	(1,785)	(2,345)	—	—	—	—
Total Class R Shares	1,434	(809)	—	—	—	—
Class R6 Shares (a)
Issued	526	421	—	—	—	—
Reinvested	28	13	—	—	—	—
Redeemed	(292)	(43)	—	—	—	—
Total Class R6 Shares	262	391	—	—	—	—
Class Y Shares
Issued	595	207	135	320	—	—
Reinvested	5	—	1	4	—	—
Redeemed	(268)	(426)	(147)	(113)	—	—
Total Class Y Shares	332	(219)	(11)	211	—	—
Change in Shares	25,578	4,159	(1,264)	(1,335)	(504)	(872)

(a)  INCORE Fund for Income, Class R6 Shares, commenced operations on March 4, 2015.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Strategic Allocation Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$151	$94	$698	$492
Net realized gains from investment transactions	381	962	1,252	344
Net change in unrealized appreciation/ depreciation on investments	(946)	(311)	(1,016)	(361)
Change in net assets resulting from operations	(414)	745	934	475
Distributions to Shareholders:
From net investment income:
Class A Shares	(137)	(191)	(253)	(154)
Class C Shares	(35)	(38)	—	—
Class I Shares	(13)	(8)	(1,173)	(808)
Class R Shares	(16)	(33)	—	—
From net realized gains:
Class A Shares	—	(641)	—	—
Class C Shares	—	(183)	—	—
Class I Shares	—	(20)	—	—
Class R Shares	—	(119)	—	—
Change in net assets resulting from distributions to shareholders	(201)	(1,233)	(1,426)	(962)
Change in net assets resulting from capital transactions	13,093	1,866	17,860	13,260
Change in net assets	12,478	1,378	17,368	12,773
Net Assets:
Beginning of period	16,634	15,256	50,420	37,647
End of period	$29,112	$16,634	$67,788	$50,420
Accumulated undistributed (distributions in excess of) net investment income	$—	$2	$(518)	$(93)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Strategic Allocation Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,152	$2,975	$10,217	$5,726
Proceeds from Fund Merger (See Note 10)	12,140	—	—	—
Distributions reinvested	129	769	148	100
Cost of shares redeemed	(7,016)	(3,139)	(6,381)	(2,322)
Total Class A Shares	$6,405	$605	$3,984	$3,504
Class C Shares
Proceeds from shares issued	$364	$453	—	—
Proceeds from Fund Merger (See Note 10)	8,690	—	—	—
Distributions reinvested	30	188	—	—
Cost of shares redeemed	(1,984)	(588)	—	—
Total Class C Shares	$7,100	$53	—	—
Class I Shares
Proceeds from shares issued	$1,229	$1,403	$24,542	$26,841
Distributions reinvested	13	28	1,135	674
Cost of shares redeemed	(1,510)	(304)	(11,801)	(17,759)
Total Class I Shares	$(268)	$1,127	$13,876	$9,756
Class R Shares
Proceeds from shares issued	$395	$243	—	—
Distributions reinvested	15	142	—	—
Cost of shares redeemed	(554)	(304)	—	—
Total Class R Shares	$(144)	$81	—	—
Change in net assets resulting from capital transactions	$13,093	$1,866	$17,860	$13,260

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Strategic Allocation Fund		INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Class A Shares
Issued	77	202	758	407
Issued from Fund Merger (See Note 10)	816	—	—	—
Reinvested	9	51	11	7
Redeemed	(481)	(209)	(466)	(166)
Total Class A Shares	421	44	303	248
Class C Shares
Issued	25	30	—	—
Issued from Fund Merger (See Note 10)	589	—	—	—
Reinvested	2	13	—	—
Redeemed	(135)	(39)	—	—
Total Class C Shares	481	4	—	—
Class I Shares
Issued	83	96	1,823	1,897
Reinvested	1	2	83	48
Redeemed	(107)	(21)	(871)	(1,261)
Total Class I Shares	(23)	77	1,035	684
Class R Shares
Issued	27	15	—	—
Reinvested	1	9	—	—
Redeemed	(37)	(20)	—	—
Total Class R Shares	(9)	4	—	—
Change in Shares	870	129	1,338	932

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$19.17		$19.38	$18.62	$15.33	$14.61
Investment Activities:
Net investment loss	(0.11	)(a)	(0.20)	(0.23)	(0.31)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.22)		1.63	2.66	4.31	1.02
Total from Investment Activities	(0.33)		1.43	2.43	4.00	0.90
Distributions to Shareholders:
Net realized gains from investments	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Total Distributions to Shareholders	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Net Asset Value, End of Period	$12.79		$19.17	$19.38	$18.62	$15.33
Total Return (excludes sales charge)	(3.00)%		7.86%	13.58%	27.29%	6.31%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,700		$20,207	$27,799	$42,093	$83,648
Ratio of expenses to average net assets	1.30%		1.26%	1.26%	1.28%	1.29%
Ratio of net investment loss to average net assets	(0.79)%		(0.73)%	(0.72)%	(0.62)%	(0.74)%
Portfolio turnover (b)	52%		55%	47%	78%	77%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$17.06		$17.56	$17.15	$14.29	$13.74
Investment Activities:
Net investment loss	(0.18	)(a)	(0.29)	(0.30)	(0.23)	(0.19)
Net realized and unrealized gains (losses) on investments	(0.18)		1.43	2.38	3.80	0.92
Total from Investment Activities	(0.36)		1.14	2.08	3.57	0.73
Distributions to Shareholders:
Net realized gains from investments	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Total Distributions to Shareholders	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Net Asset Value, End of Period	$10.65		$17.06	$17.56	$17.15	$14.29
Total Return (excludes contingent deferred sales charge)	(3.79)%		6.94%	12.63%	26.22%	5.46%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,321		$9,389	$10,656	$11,655	$9,187
Ratio of net expenses to average net assets	2.10%		2.10%	2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.59)%		(1.58)%	(1.57)%	(1.47)%	(1.54)%
Ratio of gross expenses to average net assets (b)	2.15%		2.13%	2.10%	2.11%	2.15%
Portfolio turnover (c)	52%		55%	47%	78%	77%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$19.47		$19.61	$18.76	$15.39	$14.62
Investment Activities:
Net investment loss	(0.05	)(a)	(0.26)	(0.06)	— (b)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.24)		1.76	2.58	4.08	1.04
Total from Investment Activities	(0.29)		1.50	2.52	4.08	0.95
Distributions to Shareholders:
Net realized gains from investments	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Total Distributions to Shareholders	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Net Asset Value, End of Period	$13.13		$19.47	$19.61	$18.76	$15.39
Total Return	(2.67)%		8.14%	13.98%	27.72%	6.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,299		$63,569	$137,831	$106,035	$53,683
Ratio of net expenses to average net assets	0.88%		0.95%	0.95%	0.95%	0.97%
Ratio of net investment loss to average net assets	(0.36)%		(0.41)%	(0.44)%	(0.35)%	(0.42)%
Ratio of gross expenses to average net assets (c)	0.88%		1.04%	1.00%	0.98%	1.00%
Portfolio turnover (d)	52%		55%	47%	78%	77%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$18.29		$18.63	$18.02	$14.91	$14.27
Investment Activities:
Net investment loss	(0.14	)(a)	(0.22)	(0.21)	(0.24)	(0.16)
Net realized and unrealized gains (losses) on investments	(0.22)		1.52	2.49	4.06	0.98
Total from Investment Activities	(0.36)		1.30	2.28	3.82	0.82
Distributions to Shareholders:
Net realized gains from investments	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Total Distributions to Shareholders	(6.05)		(1.64)	(1.67)	(0.71)	(0.18)
Net Asset Value, End of Period	$11.88		$18.29	$18.63	$18.02	$14.91
Total Return	(3.43)%		7.45%	13.17%	26.83%	5.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$940		$808	$935	$902	$1,020
Ratio of net expenses to average net assets	1.65%		1.65%	1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.16)%		(1.11)%	(1.13)%	(1.01)%	(1.11)%
Ratio of gross expenses to average net assets (b)	2.80%		3.06%	2.72%	2.68%	2.79%
Portfolio turnover (c)	52%		55%	47%	78%	77%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Large Cap Growth Fund
	Class Y Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$19.31		$19.47	$18.65	$15.78
Investment Activities:
Net investment loss	(0.07	)(b)	(0.28)	(0.17)	(0.06)
Net realized and unrealized gains (losses) on investments	(0.23)		1.76	2.66	2.93
Total from Investment Activities	(0.30)		1.48	2.49	2.87
Distributions to Shareholders:
Net realized gains from investments	(6.05)		(1.64)	(1.67)	—
Total Distributions to Shareholders	(6.05)		(1.64)	(1.67)	—
Net Asset Value, End of Period	$12.96		$19.31	$19.47	$18.65
Total Return (c)	(2.76)%		8.09%	13.90%	18.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,344		$12,141	$27,056	$50,100
Ratio of net expenses to average net assets (d)	1.02%		1.02%	1.02%	1.02%
Ratio of net investment loss to average net assets (d)	(0.50)%		(0.46)%	(0.46)%	(0.44)%
Ratio of gross expenses to average net assets (d) (e)	1.08%		1.04%	1.03%	1.02%
Portfolio turnover (c) (f)	52%		55%	47%	78%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$22.46	$21.71	$19.98	$15.53	$14.77
Investment Activities:
Net investment income (loss)	0.20 (a)	0.12	(0.03)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.11)	0.63	1.76	4.47	0.77
Total from Investment Activities	(0.91)	0.75	1.73	4.45	(0.76)
Distributions to Shareholders:
Net investment income	(0.07)	—	—	—	—
Total Distributions to Shareholders	(0.07)	—	—	—	—
Net Asset Value, End of Period	$21.48	$22.46	$21.71	$19.98	$15.53
Total Return (excludes sales charge)	(4.06)%	3.45%	8.66%	28.65%	5.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,971	$48,913	$71,027	$99,918	$152,428
Ratio of net expenses to average net assets	1.20%	1.28%	1.31%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	0.93%	0.52%	0.01%	0.01%	(0.02)%
Ratio of gross expenses to average net assets (b)	1.30%	1.35%	1.31%	1.27%	1.30%
Portfolio turnover (c)	76%	137%	174%	110%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class C Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$20.34	$19.82	$18.41	$14.44	$13.86
Investment Activities:
Net investment income (loss)	0.01 (a)	(0.10)	(0.20)	(0.20)	(0.17)
Net realized and unrealized gains (losses) on investments	(1.01)	0.62	1.61	4.17	0.75
Total from Investment Activities	(1.00)	0.52	1.41	3.97	0.58
Net Asset Value, End of Period	$19.34	$20.34	$19.82	$18.41	$14.44
Total Return (excludes contingent deferred sales charge)	(4.92)%	2.62%	7.66%	27.49%	4.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,955	$11,253	$14,970	$17,106	$19,693
Ratio of net expenses to average net assets	2.09%	2.13%	2.20%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets	0.04%	(0.35)%	(0.88)%	(0.95)%	(0.96)%
Ratio of gross expenses to average net assets (b)	2.19%	2.21%	2.20%	2.23%	2.23%
Portfolio turnover (c)	76%	137%	174%	110%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$22.78	$21.96	$20.16	$15.62	$14.82
Investment Activities:
Net investment income	0.23 (a)	0.19	0.01	0.04	0.05 (a)
Net realized and unrealized gains (losses) on investments	(1.12)	0.63	1.79	4.50	0.75
Total from Investment Activities	(0.89)	0.82	1.80	4.54	0.80
Distributions to Shareholders:
Net investment income	(0.13)	—	—	—	—
Total Distributions to Shareholders	(0.13)	—	—	—	—
Net Asset Value, End of Period	$21.76	$22.78	$21.96	$20.16	$15.62
Total Return	(3.93)%	3.73%	8.93%	29.07%	5.40%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,016	$6,285	$8,714	$34,058	$45,903
Ratio of net expenses to average net assets	1.05%	1.02%	1.01%	1.00%	0.95%
Ratio of net investment income to average net assets	1.07%	0.78%	0.30%	0.27%	0.35%
Ratio of gross expenses to average net assets (b)	1.15%	1.09%	1.01%	1.00%	0.95%
Portfolio turnover (c)	76%	137%	174%	110%	87%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class R Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$21.57	$20.91	$19.30	$15.05	$14.36
Investment Activities:
Net investment income (loss)	0.14 (a)	0.04	(0.09)	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	(1.07)	0.62	1.70	4.33	0.76
Total from Investment Activities	(0.93)	0.66	1.61	4.25	0.69
Distributions to Shareholders:
Net investment income	(0.01)	—	—	—	—
Total Distributions to Shareholders	(0.01)	—	—	—	—
Net Asset Value, End of Period	$20.63	$21.57	$20.91	$19.30	$15.05
Total Return	(4.29)%	3.16%	8.34%	28.24%	4.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$34,784	$46,357	$59,036	$73,847	$90,166
Ratio of net expenses to average net assets	1.46%	1.55%	1.61%	1.59%	1.59%
Ratio of net investment income (loss) to average net assets	0.67%	0.23%	(0.30)%	(0.33)%	(0.35)%
Ratio of gross expenses to average net assets (b)	1.56%	1.63%	1.61%	1.59%	1.59%
Portfolio turnover (c)	76%	137%	174%	110%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Special Value Fund
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$22.62	$21.80	$20.01	$17.11
Investment Activities:
Net investment income	0.26 (b)	0.18	0.05	0.01
Net realized and unrealized gains (losses) on investments	(1.12)	0.64	1.74	2.89
Total from Investment Activities	(0.86)	0.82	1.79	2.90
Distributions to Shareholders:
Net investment income	(0.14)	—	—	—
Total Distributions to Shareholders	(0.14)	—	—	—
Net Asset Value, End of Period	$21.62	$22.62	$21.80	$20.01
Total Return (c)	(3.80)%	3.76%	8.95%	16.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,170	$1,790	$2,068	$2,341
Ratio of net expenses to average net assets (d)	0.93%	1.00%	1.03%	1.03%
Ratio of net investment income to average net assets (d)	1.20%	0.78%	0.28%	0.05%
Ratio of gross expenses to average net assets (d) (e)	1.75%	1.58%	1.33%	1.72%
Portfolio turnover (c) (f)	76%	137%	174%	110%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$35.55	$37.01	$34.89	$27.17	$25.84
Investment Activities:
Net investment income	0.23 (a)	0.44	0.23	0.19	0.19
Net realized and unrealized gains on investments	1.50	3.07	4.44	8.43	2.02
Total from Investment Activities	1.73	3.51	4.67	8.62	2.21
Distributions to Shareholders:
Net investment income	(0.22)	(0.41)	(0.22)	(0.20)	(0.19)
Net realized gains from investments	(3.24)	(4.56)	(2.33)	(0.70)	(0.69)
Total Distributions to Shareholders	(3.46)	(4.97)	(2.55)	(0.90)	(0.88)
Net Asset Value, End of Period	$33.82	$35.55	$37.01	$34.89	$27.17
Total Return (excludes sales charge)	5.80%	10.08%	13.97%	32.61%	8.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,735,974	$1,076,956	$958,992	$913,195	$686,762
Ratio of expenses to average net assets	0.95%	0.99%	1.04%	1.04%	1.06%
Ratio of net investment income to average net assets	0.69%	1.21%	0.63%	0.62%	0.72%
Portfolio turnover (b)	40%	58%	51%	46%	43%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class C Shares
	Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$29.08
Investment Activities:
Net investment loss	(0.09	)(b)
Net realized and unrealized gains on investments	4.37
Total from Investment Activities	4.28
Distributions to Shareholders:
Net investment income	(0.10)
Total Distributions to Shareholders	(0.10)
Net Asset Value, End of Period	$33.26
Total Return (excludes contingent deferred sales charge) (c)	14.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,146
Ratio of expenses to average net assets (d)	1.80%
Ratio of net investment loss to average net assets (d)	(0.40)%
Portfolio turnover (c) (e)	40%

(a)  Class C Shares commenced operations on March 1, 2016.

(b)  Per share net investment losshas been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$35.56	$37.01	$34.89	$27.17	$25.83
Investment Activities:
Net investment income	0.30 (a)	0.56	0.35	0.31	0.28
Net realized and unrealized gains on investments	1.52	3.08	4.44	8.42	2.03
Total from Investment Activities	1.82	3.64	4.79	8.73	2.31
Distributions to Shareholders:
Net investment income	(0.31)	(0.53)	(0.34)	(0.31)	(0.28)
Net realized gains from investments	(3.24)	(4.56)	(2.33)	(0.70)	(0.69)
Total Distributions to Shareholders	(3.55)	(5.09)	(2.67)	(1.01)	(0.97)
Net Asset Value, End of Period	$33.83	$35.56	$37.01	$34.89	$27.17
Total Return	6.08%	10.51%	14.38%	33.09%	9.18%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,590,122	$761,549	$529,882	$398,382	$182,738
Ratio of expenses to average net assets	0.69%	0.63%	0.66%	0.67%	0.68%
Ratio of net investment income to average net assets	0.91%	1.55%	0.99%	0.95%	1.08%
Portfolio turnover (b)	40%	58%	51%	46%	43%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class R Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$35.18	$36.67	$34.60	$26.96	$25.64
Investment Activities:
Net investment income	0.17 (a)	0.38	0.16	0.14	0.14
Net realized and unrealized gains on investments	1.48	3.04	4.40	8.35	2.01
Total from Investment Activities	1.65	3.42	4.56	8.49	2.15
Distributions to Shareholders:
Net investment income	(0.16)	(0.35)	(0.16)	(0.15)	(0.14)
Net realized gains from investments	(3.24)	(4.56)	(2.33)	(0.70)	(0.69)
Total Distributions to Shareholders	(3.40)	(4.91)	(2.49)	(0.85)	(0.83)
Net Asset Value, End of Period	$33.43	$35.18	$36.67	$34.60	$26.96
Total Return	5.60%	9.91%	13.76%	32.35%	8.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$784,442	$705,436	$675,421	$598,429	$412,131
Ratio of expenses to average net assets	1.13%	1.16%	1.20%	1.22%	1.23%
Ratio of net investment income to average net assets	0.54%	1.05%	0.46%	0.44%	0.55%
Portfolio turnover (b)	40%	58%	51%	46%	43%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class R6 Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$35.56	$37.02	$34.74
Investment Activities:
Net investment income	0.31 (b)	0.55	0.20
Net realized and unrealized gains on investments	1.55	3.08	2.33
Total from Investment Activities	1.86	3.63	2.53
Distributions to Shareholders:
Net investment income	(0.33)	(0.53)	(0.25)
Net realized gains from investments	(3.24)	(4.56)	—
Total Distributions to Shareholders	(3.57)	(5.09)	(0.25)
Net Asset Value, End of Period	$33.85	$35.56	$37.02
Total Return (c)	6.20%	10.48%	7.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$458,750	$52,450	$24,880
Ratio of net expenses to average net assets (d)	0.59%	0.63%	0.64%
Ratio of net investment income to average net assets (d)	0.93%	1.47%	0.66%
Ratio of gross expenses to average net assets (d) (e)	0.59%	0.65%	0.91%
Portfolio turnover (c) (f)	40%	58%	51%

(a)  Class R6 Shares commenced operations on March 4, 2014.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Established Value Fund
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$35.56	$37.02	$34.90	$29.46
Investment Activities:
Net investment income	0.28 (b)	0.49	0.30	0.17
Net realized and unrealized gains on investments	1.53	3.08	4.44	5.42
Total from Investment Activities	1.81	3.57	4.74	5.59
Distributions to Shareholders:
Net investment income	(0.30)	(0.47)	(0.29)	(0.15)
Net realized gains from investments	(3.24)	(4.56)	(2.33)	—
Total Distributions to Shareholders	(3.54)	(5.03)	(2.62)	(0.15)
Net Asset Value, End of Period	$33.83	$35.56	$37.02	$34.90
Total Return (c)	6.03%	10.27%	14.19%	19.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,765	$10,200	$7,516	$7,855
Ratio of net expenses to average net assets (d)	0.72%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets (d)	0.85%	1.36%	0.83%	0.70%
Ratio of gross expenses to average net assets (d) (e)	0.72%	0.94%	0.87%	1.04%
Portfolio turnover (c) (f)	40%	58%	51%	46%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$40.01	$42.01	$40.29	$32.19	$29.82
Investment Activities:
Net investment income	0.10 (a)	0.03	0.02	0.09	0.03
Net realized and unrealized gains on investments	3.05	1.60	4.40	9.61	2.51
Total from Investment Activities	3.15	1.63	4.42	9.70	2.54
Distributions to Shareholders:
Net investment income	(0.05)	—	(0.01)	(0.14)	(0.05)
Net realized gains from investments	(3.37)	(3.63)	(2.69)	(1.46)	(0.12)
Total Distributions to Shareholders	(3.42)	(3.63)	(2.70)	(1.60)	(0.17)
Net Asset Value, End of Period	$39.74	$40.01	$42.01	$40.29	$32.19
Total Return (excludes sales charge)	8.66%	3.94%	11.29%	31.42%	8.56%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$529,545	$437,280	$467,936	$513,668	$405,693
Ratio of expenses to average net assets	1.26%	1.30%	1.31%	1.34%	1.38%
Ratio of net investment income to average net assets	0.25%	0.08%	0.06%	0.22%	0.08%
Portfolio turnover (b)	59%	53%	47%	56%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$40.37	$42.31	$40.56	$32.32	$29.92
Investment Activities:
Net investment income	0.21 (a)	0.16	0.16	0.20	0.15
Net realized and unrealized gains on investments	3.08	1.62	4.43	9.67	2.52
Total from Investment Activities	3.29	1.78	4.59	9.87	2.67
Distributions to Shareholders:
Net investment income	(0.17)	(0.09)	(0.15)	(0.17)	(0.15)
Net realized gains from investments	(3.37)	(3.63)	(2.69)	(1.46)	(0.12)
Total Distributions to Shareholders	(3.54)	(3.72)	(2.84)	(1.63)	(0.27)
Net Asset Value, End of Period	$40.12	$40.37	$42.31	$40.56	$32.32
Total Return	8.99%	4.30%	11.66%	31.89%	8.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,428,803	$2,049,885	$1,568,121	$1,148,731	$552,745
Ratio of expenses to average net assets	0.96%	0.96%	0.98%	0.98%	1.02%
Ratio of net investment income to average net assets	0.56%	0.40%	0.37%	0.48%	0.43%
Portfolio turnover (b)	59%	53%	47%	56%	41%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$38.06	$40.21	$38.77	$31.08	$28.84
Investment Activities:
Net investment income (loss)	0.02 (a)	(0.05)	(0.09)	— (b)	(0.03)
Net realized and unrealized gains on investments	2.88	1.53	4.22	9.27	2.43
Total from Investment Activities	2.90	1.48	4.13	9.27	2.40
Distributions to Shareholders:
Net investment income	—	—	—	(0.12)	(0.04)
Net realized gains from investments	(3.37)	(3.63)	(2.69)	(1.46)	(0.12)
Total Distributions to Shareholders	(3.37)	(3.63)	(2.69)	(1.58)	(0.16)
Net Asset Value, End of Period	$37.59	$38.06	$40.21	$38.77	$31.08
Total Return	8.42%	3.73%	10.97%	31.14%	8.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$302,652	$274,917	$298,601	$294,246	$232,234
Ratio of expenses to average net assets	1.48%	1.52%	1.58%	1.56%	1.61%
Ratio of net investment income (loss) to average net assets	0.05%	(0.13)%	(0.22)%	(0.01)%	(0.15)%
Portfolio turnover (c)	59%	53%	47%	56%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Sycamore Small Company Opportunity Fund
Class R6 Shares
Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$38.97
Investment Activities:
Net investment income	0.13 (b)
Net realized and unrealized gains on investments	4.54
Total from Investment Activities	4.67
Distributions to Shareholders:
Net investment income	(0.19)
Net realized gains from investments	(3.37)
Total Distributions to Shareholders	(3.56)
Net Asset Value, End of Period	$40.08
Total Return (c)	12.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$21,044
Ratio of net expenses to average net assets (d)	0.98%
Ratio of net investment income to average net assets (d)	0.39%
Ratio of gross expenses to average net assets (d) (e)	1.12%
Portfolio turnover (c) (f)	59%

(a)  Class R6 Shares commenced operations on December 15, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Sycamore Small Company Opportunity Fund
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$40.10	$42.06	$40.36	$34.42
Investment Activities:
Net investment income	0.13 (b)	0.10	0.12	0.01
Net realized and unrealized gains on investments	3.07	1.59	4.36	5.93
Total from Investment Activities	3.20	1.69	4.48	5.94
Distributions to Shareholders:
Net investment income	(0.09)	(0.02)	(0.09)	—
Net realized gains from investments	(3.37)	(3.63)	(2.69)	—
Total Distributions to Shareholders	(3.46)	(3.65)	(2.78)	—
Net Asset Value, End of Period	$39.84	$40.10	$42.06	$40.36
Total Return (c)	8.79%	4.10%	11.45%	17.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$141,097	$76,761	$88,387	$15,072
Ratio of net expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (d)	0.34%	0.23%	0.06%	0.04%
Ratio of gross expenses to average net assets (d) (e)	1.39%	1.33%	1.18%	1.23%
Portfolio turnover (c) (f)	59%	53%	47%	56%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class A Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.28		$10.35	$10.00
Investment Activities:
Net investment loss	(0.02	)(b)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.08)		(1.05)	0.36
Total from Investment Activities	(0.10)		(1.07)	0.35
Net Asset Value, End of Period	$9.18		$9.28	$10.35
Total Return (excludes sales charge) (c)	(1.08)%		(10.34)%	3.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$45		$68	$48
Ratio of net expenses to average net assets (d)	1.80%		1.80%	1.80%
Ratio of net investment loss to average net assets (d)	(0.20)%		(0.28)%	(0.13)%
Ratio of gross expenses to average net assets (d) (e)	21.89%		27.97%	37.44%
Portfolio turnover (c) (f)	111%		187%	87%

(a)  Class A Shares commenced operations on April 1, 2014.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.17		$10.31	$9.83
Investment Activities:
Net investment loss	(0.08	)(b)	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	(0.08)		(1.03)	0.52
Total from Investment Activities	(0.16)		(1.14)	0.48
Net Asset Value, End of Period	$9.01		$9.17	$10.31
Total Return (excludes contingent deferred sales charge) (c)	(1.74)%		(11.06)%	4.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46		$47	$53
Ratio of net expenses to average net assets (d)	2.55%		2.55%	2.55%
Ratio of net investment loss to average net assets (d)	(0.95)%		(1.10)%	(0.68)%
Ratio of gross expenses to average net assets (d) (e)	26.77%		32.46%	37.19%
Portfolio turnover (c) (f)	111%		187%	87%

(a)  Class C Shares commenced operations on April 11, 2014.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Expedition Emerging Markets Small Cap Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.32	$10.37	$10.00
Investment Activities:
Net investment income	0.01 (b)	0.01	0.01
Net realized and unrealized gains (losses) on investments	(0.08)	(1.06)	0.36
Total from Investment Activities	(0.07)	(1.05)	0.37
Net Asset Value, End of Period	$9.25	$9.32	$10.37
Total Return (c)	(0.75)%	(10.13)%	3.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$29,407	$11,692	$4,861
Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets (d)	0.05%	0.19%	0.09%
Ratio of gross expenses to average net assets (d) (e)	2.23%	3.11%	4.30%
Portfolio turnover (c) (f)	111%	187%	87%

(a)  Class I Shares commenced operations on April 1, 2014.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$13.07	$14.27	$14.34	$11.89	$10.72
Investment Activities:
Net investment income	0.08 (a)	0.12	0.07	0.07	0.11
Net realized and unrealized gains (losses) on investments	(0.50)	0.06	1.37	2.57	1.17
Total from Investment Activities	(0.42)	0.18	1.44	2.64	1.28
Distributions to Shareholders:
Net investment income	(0.11)	(0.03)	(0.09)	(0.10)	(0.11)
Net realized gains from investments	(0.66)	(1.35)	(1.42)	(0.09)	—
Total Distributions to Shareholders	(0.77)	(1.38)	(1.51)	(0.19)	(0.11)
Net Asset Value, End of Period	$11.88	$13.07	$14.27	$14.34	$11.89
Total Return (excludes sales charge)	(3.42)%	1.16%	10.67%	22.53%	12.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$304	$3,561	$3,509	$3,387	$2,815
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.68%	0.92%	0.47%	0.56%	1.00%
Ratio of gross expenses to average net assets (b)	3.55%	2.01%	1.95%	2.01%	2.32%
Portfolio turnover (c)	109%	87%	83%	119%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class C Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$12.86	$14.14	$14.23	$11.81	$10.64
Investment Activities:
Net investment income (loss)	0.02 (a)	0.02	(0.04)	(0.02)	0.03
Net realized and unrealized gains (losses) on investments	(0.50)	0.05	1.37	2.54	1.17
Total from Investment Activities	(0.48)	0.07	1.33	2.52	1.20
Distributions to Shareholders:
Net investment income	(0.02)	—	—	(0.01)	(0.03)
Net realized gains from investments	(0.66)	(1.35)	(1.42)	(0.09)	—
Total Distributions to Shareholders	(0.68)	(1.35)	(1.42)	(0.10)	(0.03)
Net Asset Value, End of Period	$11.70	$12.86	$14.14	$14.23	$11.81
Total Return (excludes contingent deferred sales charge)	(3.94)%	0.34%	9.88%	21.55%	11.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$35	$2,685	$2,582	$2,378	$2,036
Ratio of net expenses to average net assets	1.83%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	0.14%	0.16%	(0.27)%	(0.19)%	0.27%
Ratio of gross expenses to average net assets (b)	4.64%	2.48%	2.72%	2.93%	3.18%
Portfolio turnover (c)	109%	87%	83%	119%	90%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	NewBridge Global Equity Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$13.11	$14.32	$14.38	$11.92	$10.74
Investment Activities:
Net investment income	0.13 (a)	0.15	0.11	0.10	0.15
Net realized and unrealized gains (losses) on investments	(0.51)	0.05	1.37	2.57	1.17
Total from Investment Activities	(0.38)	0.20	1.48	2.67	1.32
Distributions to Shareholders:
Net investment income	(0.16)	(0.06)	(0.12)	(0.12)	(0.14)
Net realized gains from investments	(0.66)	(1.35)	(1.42)	(0.09)	—
Total Distributions to Shareholders	(0.82)	(1.41)	(1.54)	(0.21)	(0.14)
Net Asset Value, End of Period	$11.91	$13.11	$14.32	$14.38	$11.92
Total Return	(3.11)%	1.34%	10.94%	22.85%	12.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,041	$6,260	$4,495	$4,031	$2,452
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.07%	1.14%	0.73%	0.77%	1.26%
Ratio of gross expenses to average net assets (b)	1.46%	1.58%	1.67%	1.77%	2.20%
Portfolio turnover (c)	109%	87%	83%	119%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

NewBridge Global Equity Fund
Class R6 Shares
Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$12.56
Investment Activities:
Net investment income	0.12 (b)
Net realized and unrealized gains on investments	0.04 (c)
Total from Investment Activities	0.16
Distributions to Shareholders:
Net investment income	(0.13)
Net realized gains from investments	(0.66)
Total Distributions to Shareholders	(0.79)
Net Asset Value, End of Period	$11.93
Total Return (d)	1.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,974
Ratio of net expenses to average net assets (e)	1.15%
Ratio of net investment income to average net assets (e)	1.19%
Ratio of gross expenses to average net assets (e) (f)	1.87%
Portfolio turnover (d) (g)	109%

(a)  Class R6 Shares commenced operations on December 15, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$9.96	$10.27	$10.62	$11.26	$11.49
Investment Activities:
Net investment income	0.11 (a)	0.15	0.11	0.03	0.22
Net realized and unrealized gains (losses) on investments	0.05	0.04	0.06	(0.14)	0.11
Total from Investment Activities	0.16	0.19	0.17	(0.11)	0.33
Distributions to Shareholders:
Net investment income	(0.49)	(0.50)	(0.52)	(0.53)	(0.56)
Total Distributions to Shareholders	(0.49)	(0.50)	(0.52)	(0.53)	(0.56)
Net Asset Value, End of Period	$9.63	$9.96	$10.27	$10.62	$11.26
Total Return (excludes sales charge)	1.62%	1.90%	1.69%	(1.03)%	2.92%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$400,740	$349,571	$338,122	$506,249	$793,120
Ratio of expenses to average net assets	0.91%	0.94%	0.96%	0.93%	0.94%
Ratio of net investment income to average net assets	1.10%	1.09%	1.57%	1.11%	1.60%
Portfolio turnover (b)	31%	44%	32%	62%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class C Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$9.89	$10.20	$10.55	$11.19	$11.43
Investment Activities:
Net investment income	0.03 (a)	0.02	0.02	0.04 (a)	0.16
Net realized and unrealized gains (losses) on investments	0.06	0.10	0.08	(0.24)	0.08
Total from Investment Activities	0.09	0.12	0.10	(0.20)	0.24
Distributions to Shareholders:
Net investment income	(0.42)	(0.43)	(0.45)	(0.44)	(0.48)
Total Distributions to Shareholders	(0.42)	(0.43)	(0.45)	(0.44)	(0.48)
Net Asset Value, End of Period	$9.56	$9.89	$10.20	$10.55	$11.19
Total Return (excludes contingent deferred sales charge)	0.88%	1.14%	0.96%	(1.80)%	2.11%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$72,958	$68,015	$79,353	$129,193	$201,522
Ratio of expenses to average net assets	1.69%	1.72%	1.72%	1.69%	1.69%
Ratio of net investment income to average net assets	0.32%	0.31%	0.80%	0.35%	0.84%
Portfolio turnover (b)	31%	44%	32%	62%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$9.96	$10.26	$10.61	$11.25	$11.48
Investment Activities:
Net investment income	0.13 (a)	0.16	0.21	0.07	0.30
Net realized and unrealized gains (losses) on investments	0.06	0.07	(0.01)	(0.15)	0.06
Total from Investment Activities	0.19	0.23	0.20	(0.08)	0.36
Distributions to Shareholders:
Net investment income	(0.52)	(0.53)	(0.55)	(0.56)	(0.59)
Total Distributions to Shareholders	(0.52)	(0.53)	(0.55)	(0.56)	(0.59)
Net Asset Value, End of Period	$9.63	$9.96	$10.26	$10.61	$11.25
Total Return	1.90%	2.28%	1.98%	(0.75)%	3.20%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$547,322	$403,879	$379,805	$386,827	$450,593
Ratio of expenses to average net assets	0.63%	0.65%	0.67%	0.65%	0.65%
Ratio of net investment income to average net assets	1.37%	1.37%	1.85%	1.39%	1.85%
Portfolio turnover (b)	31%	44%	32%	62%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class R Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$9.97	$10.28	$10.62	$11.26	$11.50
Investment Activities:
Net investment income	0.11 (a)	0.11	0.15	0.06	0.21
Net realized and unrealized gains (losses) on investments	0.05	0.08	0.03	(0.17)	0.10
Total from Investment Activities	0.16	0.19	0.18	(0.11)	0.31
Distributions to Shareholders:
Net investment income	(0.49)	(0.50)	(0.52)	(0.53)	(0.55)
Total Distributions to Shareholders	(0.49)	(0.50)	(0.52)	(0.53)	(0.55)
Net Asset Value, End of Period	$9.64	$9.97	$10.28	$10.62	$11.26
Total Return	1.62%	1.88%	1.78%	(1.05)%	2.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$85,195	$73,805	$84,368	$99,302	$135,313
Ratio of expenses to average net assets	0.90%	0.95%	0.96%	0.94%	0.97%
Ratio of net investment income to average net assets	1.11%	1.07%	1.56%	1.10%	1.61%
Portfolio turnover (b)	31%	44%	32%	62%	90%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class R6 Shares
	Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Net Asset Value, Beginning of Period	$9.95	$10.23
Investment Activities:
Net investment income	0.13 (b)	0.10
Net realized and unrealized gains (losses) on investments	0.06	(0.03)
Total from Investment Activities	0.19	0.07
Distributions to Shareholders:
Net investment income	(0.52)	(0.35)
Total Distributions to Shareholders	(0.52)	(0.35)
Net Asset Value, End of Period	$9.62	$9.95
Total Return (c)	1.89%	0.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,286	$3,896
Ratio of net expenses to average net assets (d)	0.63%	0.63%
Ratio of net investment income to average net assets (d)	1.37%	1.24%
Ratio of gross expenses to average net assets (d) (e)	0.97%	0.99%
Portfolio turnover (c) (f)	31%	44%

(a)  Class R6 Shares commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Fund for Income
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$9.96	$10.27	$10.62	$11.15
Investment Activities:
Net investment income	0.13 (b)	0.08	0.12	0.11 (b)
Net realized and unrealized gains (losses) on investments	0.06	0.14	0.08	(0.20)
Total from Investment Activities	0.19	0.22	0.20	(0.09)
Distributions to Shareholders:
Net investment income	(0.51)	(0.53)	(0.55)	(0.44)
Total Distributions to Shareholders	(0.51)	(0.53)	(0.55)	(0.44)
Net Asset Value, End of Period	$9.64	$9.96	$10.27	$10.62
Total Return (c)	1.92%	2.12%	1.94%	(0.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,119	$5,093	$7,491	$10,393
Ratio of net expenses to average net assets (d)	0.71%	0.71%	0.71%	0.71%
Ratio of net investment income to average net assets (d)	1.30%	1.32%	1.81%	1.35%
Ratio of gross expenses to average net assets (d) (e)	0.89%	0.90%	0.82%	0.81%
Portfolio turnover (c) (f)	31%	44%	32%	62%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$11.17	$11.21	$11.09	$11.63	$11.38
Investment Activities:
Net investment income	0.25 (a)	0.23	0.24	0.21	0.20
Net realized and unrealized gains (losses) on investments	0.05	0.01	0.12	(0.35)	0.46
Total from Investment Activities	0.30	0.24	0.36	(0.14)	0.66
Distributions to Shareholders:
Net investment income	(0.25)	(0.23)	(0.24)	(0.21)	(0.20)
Net realized gains from investments	(0.18)	(0.05)	— (b)	(0.19)	(0.21)
Total Distributions to Shareholders	(0.43)	(0.28)	(0.24)	(0.40)	(0.41)
Net Asset Value, End of Period	$11.04	$11.17	$11.21	$11.09	$11.63
Total Return (excludes sales charge)	2.74%	2.17%	3.32%	(1.22)%	5.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$58,569	$73,209	$90,787	$84,355	$148,011
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.98%	0.97%
Ratio of net investment income to average net assets	2.25%	2.02%	2.14%	1.77%	1.69%
Ratio of gross expenses to average net assets (c)	1.04%	1.05%	1.07%	1.06%	1.05%
Portfolio turnover (d)	61%	97%	31%	36%	70%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Less than $0.01 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	National Municipal Bond Fund
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.17	$11.20	$11.09	$11.44
Investment Activities:
Net investment income	0.28 (b)	0.26	0.27	0.18
Net realized and unrealized gains (losses) on investments	0.05	0.02	0.11	(0.34)
Total from Investment Activities	0.33	0.28	0.38	(0.16)
Distributions to Shareholders:
Net investment income	(0.28)	(0.26)	(0.27)	(0.19)
Net realized gains from investments	(0.18)	(0.05)	— (c)	—
Total Distributions to Shareholders	(0.46)	(0.31)	(0.27)	(0.19)
Net Asset Value, End of Period	$11.04	$11.17	$11.20	$11.09
Total Return (d)	3.02%	2.54%	3.50%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,805	$3,975	$1,635	$2,449
Ratio of net expenses to average net assets (e)	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets (e)	2.52%	2.29%	2.43%	2.10%
Ratio of gross expenses to average net assets (e) (f)	1.12%	1.06%	1.16%	1.37%
Portfolio turnover (d) (g)	61%	97%	31%	36%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Less than $0.01 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$11.40	$11.63	$11.46	$11.96	$11.68
Investment Activities:
Net investment income	0.32 (a)	0.33	0.33	0.30	0.28
Net realized and unrealized gains (losses) on investments	0.05	(0.08)	0.22	(0.40)	0.39
Total from Investment Activities	0.37	0.25	0.55	(0.10)	0.67
Distributions to Shareholders:
Net investment income	(0.32)	(0.33)	(0.33)	(0.30)	(0.28)
Net realized gains from investments	(0.13)	(0.15)	(0.05)	(0.10)	(0.11)
Total Distributions to Shareholders	(0.45)	(0.48)	(0.38)	(0.40)	(0.39)
Net Asset Value, End of Period	$11.32	$11.40	$11.63	$11.46	$11.96
Total Return (excludes sales charge)	3.27%	2.15%	4.90%	(0.85)%	5.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$38,023	$44,030	$55,069	$63,999	$81,251
Ratio of expenses to average net assets	1.02%	1.04%	1.04%	1.04%	1.07%
Ratio of net investment income to average net assets	2.80%	2.83%	2.82%	2.56%	2.35%
Portfolio turnover	39%	29%	17%	27%	28%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Strategic Allocation Fund
	Class A Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$15.10		$15.69	$14.92	$12.65	$11.93
Investment Activities:
Net investment income	0.15	(a)	0.14	0.13	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.28)		0.57	1.18	2.36	1.12
Total from Investment Activities	(0.13)		0.71	1.31	2.48	1.23
Distributions to Shareholders:
Net investment income	(0.17)		(0.30)	(0.32)	(0.21)	(0.16)
Net realized gains from investments	—		(1.00)	(0.22)	—	(0.35)
Total Distributions to Shareholders	(0.17)		(1.30)	(0.54)	(0.21)	(0.51)
Net Asset Value, End of Period	$14.80		$15.10	$15.69	$14.92	$12.65
Total Return (excludes sales charge)	(0.87)%		4.66%	8.97%	19.77%	10.58%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,587		$10,560	$10,293	$12,296	$11,650
Ratio of net expenses to average net assets (b) (c)	0.31%		1.15%	1.15%	1.15%	1.12%
Ratio of net investment income to average net assets	0.99%		0.82%	0.92%	0.86%	1.00%
Ratio of gross expenses to average net assets (c) (d)	1.69%		1.40%	1.34%	1.44%	1.48%
Portfolio turnover (e)	192	%(f)	72%	66%	142%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses. See Note 1 for further information.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Allocation Fund
	Class C Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$14.97		$15.57	$14.82	$12.57	$11.86
Investment Activities:
Net investment income	0.06	(a)	0.01	0.02	0.04	0.02
Net realized and unrealized gains (losses) on investments	(0.29)		0.59	1.17	2.33	1.11
Total from Investment Activities	(0.23)		0.60	1.19	2.37	1.13
Distributions to Shareholders:
Net investment income	(0.09)		(0.20)	(0.22)	(0.12)	(0.07)
Net realized gains from investments	—		(1.00)	(0.22)	—	(0.35)
Total Distributions to Shareholders	(0.09)		(1.20)	(0.44)	(0.12)	(0.42)
Net Asset Value, End of Period	$14.65		$14.97	$15.57	$14.82	$12.57
Total Return (excludes contingent deferred sales charge)	(1.56)%		3.92%	8.16%	18.95%	9.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,724		$2,725	$2,778	$2,780	$1,214
Ratio of net expenses to average net assets (b) (c)	0.95%		1.85%	1.85%	1.85%	1.84%
Ratio of net investment income to average net assets	0.44%		0.12%	0.23%	0.05%	0.27%
Ratio of gross expenses to average net assets (c) (d)	2.65%		2.36%	2.14%	2.66%	3.01%
Portfolio turnover (e)	192	%(f)	72%	66%	142%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses. See Note 1 for further information.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Allocation Fund
	Class I Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$15.16		$15.74	$14.97	$12.69	$11.97
Investment Activities:
Net investment income	0.15	(a)	0.29	0.19	0.14	0.18
Net realized and unrealized gains (losses) on investments	(0.24)		0.47	1.16	2.38	1.08
Total from Investment Activities	(0.09)		0.76	1.35	2.52	1.26
Distributions to Shareholders:
Net investment income	(0.21)		(0.34)	(0.36)	(0.24)	(0.19)
Net realized gains from investments	—		(1.00)	(0.22)	—	(0.35)
Total Distributions to Shareholders	(0.21)		(1.34)	(0.58)	(0.24)	(0.54)
Net Asset Value, End of Period	$14.86		$15.16	$15.74	$14.97	$12.69
Total Return	(0.61)%		4.96%	9.20%	20.06%	10.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,099		$1,474	$318	$278	$311
Ratio of net expenses to average net assets (b) (c)	0.24%		0.90%	0.90%	0.90%	0.85%
Ratio of net investment income to average net assets	1.04%		0.93%	1.16%	1.12%	1.02%
Ratio of gross expenses to average net assets (c) (d)	2.64%		4.15%	4.80%	4.46%	19.77%
Portfolio turnover (e)	192	%(f)	72%	66%	142%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses. See Note 1 for further information.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Strategic Allocation Fund
	Class R Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$15.09		$15.68	$14.90	$12.64	$11.92
Investment Activities:
Net investment income (loss)	0.09	(a)	0.08	(0.21)	0.08	0.08
Net realized and unrealized gains (losses) on investments	(0.26)		0.59	1.48	2.35	1.11
Total from Investment Activities	(0.17)		0.67	1.27	2.43	1.19
Distributions to Shareholders:
Net investment income	(0.13)		(0.26)	(0.27)	(0.17)	(0.12)
Net realized gains from investments	—		(1.00)	(0.22)	—	(0.35)
Total Distributions to Shareholders	(0.13)		(1.26)	(0.49)	(0.17)	(0.47)
Net Asset Value, End of Period	$14.79		$15.09	$15.68	$14.90	$12.64
Total Return	(1.14)%		4.36%	8.66%	19.34%	10.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,702		$1,875	$1,867	$7,089	$5,980
Ratio of net expenses to average net assets (b) (c)	0.62%		1.45%	1.45%	1.45%	1.44%
Ratio of net investment income to average net assets	0.58%		0.52%	0.71%	0.54%	0.64%
Ratio of gross expenses to average net assets (c) (d)	2.13%		2.17%	1.72%	1.72%	1.79%
Portfolio turnover (e)	192	%(f)	72%	66%	142%	106%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses. See Note 1 for further information.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$14.00		$14.10	$12.70	$10.85	$10.52
Investment Activities:
Net investment income	0.11	(a)	0.14	0.08	0.12 (a)	0.14 (a)
Net realized and unrealized gains (losses) on investments	(0.07	)(b)	0.03	1.67	1.85	0.45
Total from Investment Activities	0.04		0.17	1.75	1.97	0.59
Distributions to Shareholders:
Net investment income	(0.32)		(0.27)	(0.35)	(0.12)	(0.26)
Total Distributions to Shareholders	(0.32)		(0.27)	(0.35)	(0.12)	(0.26)
Net Asset Value, End of Period	$13.72		$14.00	$14.10	$12.70	$10.85
Total Return (excludes sales charge)	0.29%		1.21%	14.03%	18.30%	5.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,350		$10,396	$6,964	$6,299	$9,879
Ratio of expenses to average net assets	1.48%		1.39%	1.52%	1.50%	1.44%
Ratio of net investment income to average net assets	0.80%		0.75%	0.66%	1.04%	1.35%
Portfolio turnover (c)	22%		32%	28%	27%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$13.98		$14.09	$12.68	$10.87	$10.52
Investment Activities:
Net investment income	0.17	(a)	0.18	0.20	0.18	0.19 (a)
Net realized and unrealized gains (losses) on investments	(0.07	)(b)	0.03	1.62	1.84	0.45
Total from Investment Activities	0.10		0.21	1.82	2.02	0.64
Distributions to Shareholders:
Net investment income	(0.37)		(0.32)	(0.41)	(0.21)	(0.29)
Total Distributions to Shareholders	(0.37)		(0.32)	(0.41)	(0.21)	(0.29)
Net Asset Value, End of Period	$13.71		$13.98	$14.09	$12.68	$10.87
Total Return	0.77%		1.54%	14.68%	18.81%	6.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$53,438		$40,024	$30,683	$9,406	$8,373
Ratio of net expenses to average net assets	0.99%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.26%		1.14%	1.17%	1.55%	1.84%
Ratio of gross expenses to average net assets (c)	0.99%		1.01%	1.08%	1.19%	1.12%
Portfolio turnover (d)	22%		32%	28%	27%	47%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001.

Effective December 30, 2015, the Balanced Fund was renamed the Strategic Allocation Fund with a change in strategy to be a "fund of funds", by pursuing its investment objective by investing primarily in other investment companies.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
NewBridge Large Cap Growth Fund	Classes A, C, I, R and Y	Seeks to provide long-term capital appreciation
Special Value Fund	Classes A, C, I, R and Y	Seeks to provide long-term growth of capital and dividend income
Sycamore Established Value Fund	Classes A, C, I, R, R6 and Y	Seeks to provide long-term capital growth by investing primarily in common stocks
Sycamore Small Company Opportunity Fund	Classes A, I, R, R6 and Y	Seeks to provide capital appreciation
Expedition Emerging Markets Fund	Classes A, C, I and Y	Seeks to provide long-term appreciation of capital
NewBridge Global Equity Fund	Classes A, C, I and R6	Seeks to provide long-term growth and capital appreciation
INCORE Fund for Income	Classes A, C, I, R, R6 and Y	Seeks to provide a high level of current income consistent with preservation of shareholders' capital
National Municipal Bond Fund	Classes A and Y	Seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital
Ohio Municipal Bond Fund	Class A	Seeks to provide a high level of current interest income exempt from both federal income tax and Ohio personal income tax
Strategic Allocation Fund	Classes A, C, I and R	Seeks to provide income and long-term growth of capital
INCORE Investment Grade Convertible Fund	Classes A and I	Seeks to provide a high level of current income together with long-term capital appreciation.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares. On October 7, 2016, Class R Shares of NewBridge Global Equity Fund were fully redeemed and effective December 8, 2016, the class was no longer offered for investment.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The NewBridge Global Equity Fund and Expedition Emerging Markets Small Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of October 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs		Total
NewBridge Large Cap Growth Fund
Common Stocks	$52,404		$—	$—		$52,404
Total	52,404		—	—		52,404
Special Value Fund
Common Stocks	81,607		—	—		81,607
Collateral for Securities Loaned	921		—	—		921
Total	82,528		—	—		82,528
Sycamore Established Value Fund
Common Stocks	5,312,424		—	—		5,312,424
Exchange-Traded Funds	79,745		—	—		79,745
Collateral for Securities Loaned	41,215		—	—		41,215
Total	5,433,384		—	—		5,433,384
Sycamore Small Company Opportunity Fund
Common Stocks	3,283,548		—	—		3,283,548
Collateral for Securities Loaned	82,922		—	—		82,922
Total	3,366,470		—	—		3,366,470
Expedition Emerging Markets Small Cap Fund
Common Stocks	2,123	(a)	26,068	22	(b)	28,213
Collateral for Securities Loaned	277		—			277
Total	2,400		26,068	22		28,490
NewBridge Global Equity Fund
Common Stocks	9,333	(c)	5,958	—		15,291
Collateral for Securities Loaned	204		—	—		204
Total	9,537		5,958	—		15,495
INCORE Fund for Income
Government National Mortgage Association	—		786,039	1,785	(d)	787,824
U.S. Treasury Obligations	—		351,909	—		351,909
Investment Companies	99		—	—		99
Total	99		1,137,948	1,785		1,139,832
National Municipal Bond Fund
Municipal Bonds	—		62,576	—		62,576
Total	—		62,576	—		62,576
Ohio Municipal Bond Fund
Municipal Bonds	—		36,112	—		36,112
Total	—		36,112	—		36,112

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016
	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs	Total
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	$2,836	$—		$—	$2,836
Affiliated Mutual Funds	26,188	—		—	26,188
Total	29,024	—		—	29,024
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	—	49,799		—	49,799
Convertible Preferred Stocks	8,858	6,189	(e)	—	15,047
Collateral for Securities Loaned	3,533	—		—	3,533
Total	12,391	55,988		—	68,379

(a)  All securities categorized as Brazil and Mexico.

(b)  China Animal Healthcare Ltd. categorized as Health Care.

(c)  All securities categorized as Canada, Mexico and all ADRs.

(d)  Government National Mortgage Association 8.50%, 6/15/31 categorized under pass-throughs.

(e)  Consists of holdings: AMG Capital Trust II, NextEra Energy, Inc. and Wells Fargo & Co. categorized as Financials, Utilities and Financials, respectively.

On October 31, 2016, the INCORE Investment Grade Convertible Fund valued two preferred stocks using bid valuations, rather than closing prices, due to no trading activity for the day. This resulted in transfers from Level 1 to Level 2 as noted below:

Transfers from Level 1 to Level 2
INCORE Investment Grade Convertible Fund
Convertible Preferred Stocks	$4,643

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Expedition Emerging Markets Small Cap Fund	Investments In Securities
Balance as of October 31, 2015	$25
Realized gains (losses)	—
Change in unrealized appreciation/depreciation	(3)
Net purchases (sales)	—
Transfers into (out of) Level 3	—
Balance as of October 31, 2016	$22
INCORE Fund for Income
Balance as of October 31, 2015	$—
Realized gains (losses)	—
Change in unrealized appreciation/depreciation	1
Net purchases (sales)	1,784
Transfers into (out of) Level 3	—
Balance as of October 31, 2016	$1,785

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2016, the Funds had outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Exchange-Traded Funds:

Each Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

Each Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Foreign Currency Contracts:

The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

does not eliminate fluctuations in the underlying prices of the securities. As of October 31, 2016, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

Each Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Funds' Statements of Operations.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2016:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-cash Collateral Received (000)	Net Amount Due to Counterparty (000)	Net Amount (000)
Special Value Fund	$905	$905	$—	$16	$—
Sycamore Established Value Fund	40,384	40,384	—	831	—
Sycamore Small Company Opportunity Fund	79,899	79,899	—	3,023	—
Expedition Emerging Markets Small Cap Fund	554	277	277	—	—
NewBridge Global Equity Fund	197	197	—	7	—
INCORE Investment Grade Convertible Fund	3,445	3,445	—	88	—

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund and Strategic Allocation Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Sycamore Established Value Fund and INCORE Investment Grade Convertible Fund. Dividends from net investment income, if any, are declared and paid annually for the NewBridge Large Cap Growth Fund, Special Value Fund, Sycamore Small Company Opportunity Fund, Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended October 31, 2016 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
NewBridge Large Cap Growth Fund	$36,606	$87,270	$—	$—
Special Value Fund	71,308	96,897	—	—
Sycamore Established Value Fund	4,071,125	1,495,755	—	—
Sycamore Small Company Opportunity Fund	1,879,567	1,755,663	—	—
Expedition Emerging Markets Small Cap Fund	35,097	17,888	—	—
NewBridge Global Equity Fund	17,556	14,532	—	—
INCORE Fund for Income	—	303,198	508,594	302,798
National Municipal Bond Fund	39,314	47,395	—	—
Ohio Municipal Bond Fund	15,275	21,890	—	—
Strategic Allocation Fund	36,407	42,986	4,147	9,779
INCORE Investment Grade Convertible Fund	27,878	12,259	—	—

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Up to $100 million	$100 million — $200 million	over $200 million
Sycamore Established Value Fund	0.65%	0.55%	0.45%
	Up to $400 million	$400 million — $800 million	over $800 million
NewBridge Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
INCORE Fund for Income	0.50%	0.45%	0.40%
National Municipal Bond Fund	0.55%	0.50%	0.45%
Ohio Municipal Bond Fund	0.55%	0.50%	0.45%
INCORE Investment Grade Convertible Fund	0.75%	0.65%	0.60%
	Up to $500 million	over $500 million
Sycamore Small Company Opportunity Fund	0.85%	0.75%
	Up to $2.5 billion	$2.5 billion — $5.0 billion	over $5.0 billion
NewBridge Global Equity Fund	0.80%	0.75%	0.70%
	Flat Rate
Expedition Emerging Markets Small Cap Fund	1.25%
Strategic Allocation Fund	0.10%

Effective July 18, 2016, Citibank, N.A. ("Citibank") serves as custodian of all of the Funds' assets. Prior to July 18, 2016, KeyBank National Association ("KeyBank") served as custodian of all of the Funds' assets except the assets of the Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund, for which Citibank served as custodian. KeyBank received fees at an annualized rate of 0.005% of each Funds' aggregate average daily net assets, plus applicable per transaction fees. The Funds reimbursed KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly, SunGard Investor Services LLC) serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for INCORE Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of INCORE Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the fiscal year ended October 31, 2016, the Distributor received approximately $432 thousand from commissions earned on sales of Class A Shares and the transfer agent received $18 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2016, the expense limits are as follows:

Fund	Class	Expense Limit
NewBridge Large Cap Growth Fund	Class C Shares	2.10	%(a)
NewBridge Large Cap Growth Fund	Class I Shares	0.95	%(a)
NewBridge Large Cap Growth Fund	Class R Shares	1.65	%(a)
NewBridge Large Cap Growth Fund	Class Y Shares	1.02	%(a)
Special Value Fund	Class C Shares	2.20	%(a)
Special Value Fund	Class Y Shares	1.03	%(a)
Sycamore Established Value Fund	Class C Shares	1.84	%(b)
Sycamore Established Value Fund	Class R6 Shares	0.63	%(a)
Sycamore Established Value Fund	Class Y Shares	0.83	%(a)
Sycamore Small Company Opportunity Fund	Class R6 Shares	0.98	%(a)
Sycamore Small Company Opportunity Fund	Class Y Shares	1.15	%(a)
Expedition Emerging Markets Small Cap Fund	Class A Shares	1.80	%(c)
Expedition Emerging Markets Small Cap Fund	Class C Shares	2.55	%(c)
Expedition Emerging Markets Small Cap Fund	Class I Shares	1.50	%(c)
NewBridge Global Equity Fund	Class A Shares	1.40	%(d)
NewBridge Global Equity Fund	Class C Shares	2.15	%(d)
NewBridge Global Equity Fund	Class I Shares	1.15	%(d)
NewBridge Global Equity Fund	Class R6 Shares	1.15	%(a)
INCORE Fund for Income	Class R6 Shares	0.63	%(e)
INCORE Fund for Income	Class Y Shares	0.71	%(a)

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016
Fund	Class	Expense Limit
National Municipal Bond Fund	Class A Shares	0.99	%(a)
National Municipal Bond Fund	Class Y Shares	0.72	%(a)
Strategic Allocation Fund	Class A Shares	1.15	%(a)
Strategic Allocation Fund	Class C Shares	1.85	%(a)
Strategic Allocation Fund	Class I Shares	0.90	%(a)
Strategic Allocation Fund	Class R Shares	1.45	%(a)
INCORE Investment Grade Convertible Fund	Class I Shares	1.00	%(a)

(a)  In effect until at least February 28, 2017.

(b)  In effect until at least March 28, 2019.

(c)  In effect until at least March 31, 2017.

(d)  In effect until at least February 28, 2020.

(e)  In effect until at least February 28, 2018.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Strategic Allocation Fund is no longer subject to repaying waived or reimbursed fees to the Adviser. As of October 31, 2016, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the fiscal year ended, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

	Expires 10/31/2017	Expires 10/31/2018	Expires 10/31/2019	Total
NewBridge Large Cap Growth Fund	$77,131	$113,371	$18,657	$209,159
Special Value Fund	6,598	9,718	10,260	26,576
Sycamore Established Value Fund	14,356	18,869	—	33,225
Sycamore Small Company Opportunity Fund	33,500	145,589	231,340	410,429
Expedition Emerging Markets Small Cap Fund	111,065	185,136	142,985	439,186
NewBridge Global Equity Fund	56,497	54,695	76,247	187,439
INCORE Fund for Income	10,124	20,473	29,193	59,790
National Municipal Bond Fund	74,401	61,455	43,540	179,396
INCORE Investment Grade Convertible Fund	15,559	2,013	—	17,572

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $97 thousand and $2 thousand for the fiscal year ended October 31, 2016 in the Special Value Fund and the NewBridge Global Equity Fund, respectively.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' Shares. An investment in

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

the Funds' Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Expedition Emerging Markets Small Cap Fund and NewBridge Global Equity Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $100 million for providing the Line of Credit. For the fiscal year ended October 31, 2016, Citibank earned approximately $55 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

The average loan for the days outstanding and average interest rate for each Fund during the fiscal year ended October 31, 2016 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
National Municipal Bond Fund	$10,500	1.67%
Victory Sycamore Small Company Opportunity Fund	37,000	1.72%
NewBridge Global Equity Fund	600	1.74%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended October 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$—	$29,053	$29,053	$—	$29,053
Special Value Fund	214	—	214	—	214
Sycamore Established Value Fund	60,968	218,206	279,174	—	279,174
Sycamore Small Company Opportunity Fund	59,981	192,956	252,937	—	252,937
NewBridge Global Equity Fund	95	604	699	—	699
INCORE Fund for Income	51,464	—	51,464	—	51,464
National Municipal Bond Fund	358	847	1,205	1,505	2,710
Ohio Municipal Bond Fund	49	407	456	1,140	1,596
Strategic Allocation Fund	201	—	201	—	201
INCORE Investment Grade Convertible Fund	1,426	—	1,426	—	1,426
	Year Ended October 31, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$644	$16,308	$16,952	$—	$16,952
Sycamore Established Value Fund	64,551	232,505	297,056	—	297,056
Sycamore Small Company Opportunity Fund	65,743	147,042	212,785	—	212,785
NewBridge Global Equity Fund	454	633	1,087	—	1,087
INCORE Fund for Income	43,363	—	43,363	—	43,363
National Municipal Bond Fund	8	426	434	1,716	2,150
Ohio Municipal Bond Fund	—	663	663	1,400	2,063
Strategic Allocation Fund	270	963	1,233	—	1,233
INCORE Investment Grade Convertible Fund	962	—	962	—	962

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
NewBridge Large Cap Growth Fund	$—	$—	$15,648	$15,648	$—	$(361)	$19,838	$35,125
Special Value Fund	—	797	—	797	(80,562)	—	578	(79,187)
Sycamore Established Value Fund	—	1,995	66,289	68,284	—	—	617,982	686,266
Sycamore Small Company Opportunity Fund	—	55,601	128,457	184,058	—	—	325,401	509,459
Expedition Emerging Markets Small Cap Fund	—	55	—	55	(2,652)	—	729	(1,868)
NewBridge Global Equity Fund	—	140	—	140	(448)	—	939	631
INCORE Fund for Income	—	2,505	—	2,505	(204,627)	—	(15,122)	(217,244)
National Municipal Bond Fund	41	499	542	1,082	—	—	3,723	4,805
Ohio Municipal Bond Fund	32	302	341	675	—	—	3,214	3,889
Strategic Allocation Fund	—	4	—	4	(1,193)	—	(569)	(1,758)
INCORE Investment Grade Convertible Fund	—	659	—	659	(3,094)	—	1,859	(576)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Funds' next taxable year.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of their tax year ended October 31, 2016, the following Funds had net capital loss carryforwards ("CLCF") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	2017	2018	2019	Total
Special Value Fund	$76,205	$—	$—	$76,205
INCORE Fund for Income	3,074	3,563	10,878	17,515
INCORE Investment Grade Convertible Fund	3,094	—	—	3,094

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	2017	Total
Strategic Allocation Fund	$358	$358

During the tax year ended October 31, 2016 the INCORE Fund for Income, Strategic Allocation Fund and INCORE Investment Grade Convertible Fund utilized $3,917, $3,547 and $1,104, respectively, (in thousands) of capital loss carryforwards.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Special Value Fund	$1,798	$2,559	$4,357
Expedition Emerging Markets Small Cap Fund	2,652	—	2,652
NewBridge Global Equity Fund	448	—	448
INCORE Fund for Income	81,171	105,941	187,112
Strategic Allocation Fund	—	835	835

At October 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NewBridge Large Cap Growth Fund	$32,566	$20,148	$(310)	$19,838
Special Value Fund	81,950	4,945	(4,367)	578
Sycamore Established Value Fund	4,815,402	696,164	(78,182)	617,982
Sycamore Small Company Opportunity Fund	3,041,069	470,061	(144,660)	325,401
Expedition Emerging Markets Small Cap Fund	27,713	2,601	(1,824)	777
NewBridge Global Equity Fund	14,556	1,397	(458)	939
INCORE Fund for Income	1,154,954	14,595	(29,717)	(15,122)
National Municipal Bond Fund	58,853	3,828	(105)	3,723
Ohio Municipal Bond Fund	32,898	3,214	—	3,214
Strategic Allocation Fund	29,593	167	(736)	(569)
INCORE Investment Grade Convertible Fund	66,520	4,608	(2,749)	1,859

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

8.  Affiliated Funds:

The term "affiliated company" includes funds which are managed by VCM which are affiliates of the Funds. Transactions during the fiscal year ended October 31, 2016 with funds which are affiliates are as follows:

Fund	Fair Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value October 31, 2016	Dividend Income
Strategic Allocation Fund
CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund, Class I	$—	$605	$(601)	$(78)	$74	$—	$—
CEMP Commodity Volatility Wtd Index Strategy Fund, Class I	—	2,449	(443)	15	71	2,092	—
CEMP Developed Enhanced Volatility Wtd Index ETF	—	416	(416)	(3)	3	—	—
CEMP Emerging Market Volatility Wtd Index ETF	—	1,639	—	—	29	1,668	17
CEMP International Enhanced Volatility Wtd Index Fund, Class I	—	1,509	(1,511)	(235)	237	—	—
CEMP International High Div Volatility Wtd Index ETF	—	288	(287)	8	(9)	—	—
CEMP International Volatility Wtd Index ETF	—	415	(415)	25	(25)	—	—
CEMP International Volatility Wtd Index Fund, Class I	—	1,524	—	—	(19)	1,505	18
CEMP Long/Short Strategy Fund, Class I	—	3,326	(1,425)	30	(18)	1,913	6
CEMP Market Neutral Income Fund, Class I	—	9,776	(3,525)	3	(47)	6,207	90
CEMP US 500 Enhanced Volatility Wtd Index ETF	—	1,050	(1,046)	123	(127)	—	—
CEMP US 500 Enhanced Volatility Wtd Index Fund, Class I	—	1,051	(1,049)	145	(147)	—	—
CEMP US 500 Volatility Wtd Index ETF	—	1,050	(1,047)	117	(120)	—	—

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016
Fund	Fair Value October 31, 2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value October 31, 2016	Dividend Income
CEMP US 500 Volatility Wtd Index Fund, Class I	$—	$1,051	$(1,049)	$61	$(63)	$—	$—
CEMP US Discovery Enhanced Volatility Wtd Index ETF	—	260	(260)	— *	— *	—	—
CEMP US EQ Income Enhanced Volatility Wtd Index ETF	—	118	(117)	14	(15)	—	—
CEMP US EQ Income Enhanced Volatility Wtd Index Fund, Class I	—	420	(420)	55	(55)	—	—
CEMP US Large Cap High Div Volatility Wtd Index ETF	—	368	(367)	41	(42)	—	—
CEMP US Small Cap High Div Volatility Wtd Index ETF	—	113	(113)	15	(15)	—	—
CEMP US Small Cap Volatility Wtd Index ETF	—	1,727	(561)	43	(41)	1,168	3
CEMP US Small Cap Volatility Wtd Index Fund, Class I	—	262	(261)	(3)	2	—	—
Expedition Emerging Markets Small Cap Fund, Class I	—	969	(33)	3	9	948	—
INCORE Total Return Bond Fund, Class R6	—	4,344	(504)	16	(12)	3,844	74
Integrity Discovery Fund, Class Y	—	1,670	(370)	53	68	1,421	—
NewBridge Global Equity Fund, Class I	—	14,534	(5,836)	(381)	(59)	8,258	—
Total	$—	$50,934	$(21,656)	$67	$(321)	$29,024	$208

*  Amounts rounds to less than $1.

9.  Fund Ownership:

Fund ownership of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016
Shareholder	Fund	Percent
Merrill Lynch, Pierce, Fenner & Smith	NewBridge Large Cap Growth Fund	32.5%
Hartford Life Insurance Company	Special Value Fund	32.1%
National Financial Services LLC	Expedition Emerging Markets Small Cap Fund	53.7%
Comerica Bank	NewBridge Global Equity Fund	28.2%
Gerlach Co LLC	NewBridge Global Equity Fund	53.8%
UBS Financial Services Inc.	National Municipal Bond Fund	61.9%
UBS Financial Services Inc.	Ohio Municipal Bond Fund	38.0%
Morgan Stanley Smith Barney LLC	INCORE Investment Grade Convertible Fund	34.5%

10.  Fund Reorganization:
  (Amounts in thousands)

On July 22, 2016, the Strategic Allocation Fund acquired all of the net assets of the Victory CEMP Multi-Asset Balanced Fund (the "Balanced Fund"), a diversified series of Victory Portfolios II, an open-end investment company, pursuant to a Plan of Reorganization (the "Plan"), approved by Balanced Fund shareholders at a meeting held on June 10, 2016. The purpose of the Plan was to combine the two funds managed by the Adviser with similar objectives and policies. The acquisition was accomplished by a tax-free exchange of 816 Class A shares of the Strategic Allocation Fund for the 1,119 Class A shares valued at $12,140 of the Balanced Fund outstanding on July 22, 2016, and 589 Class C shares of the Strategic Allocation Fund for the 817 Class C shares valued at $8,690 of the Balanced Fund outstanding on July 22, 2016.

The principal asset of the Balanced Fund acquired by the Strategic Allocation Fund was the investment portfolio, with a fair value of $20,844 and identified cost of $21,024. For financial reporting purposes, assets received and shares issued by the Strategic Allocation Fund were recorded at fair value, however, the cost basis of the investments received from the Balanced Fund was carried forward to align ongoing reporting of the Strategic Allocation Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

At the time of the acquisition, the net assets of the Balanced Fund, which included portfolio capital of $23,769, accumulated net investment income of $254 accumulated realized losses of $(3,014) and unrealized losses of $(179), combined with the Strategic Allocation Fund were $33,364. The undistributed net investment income of the Balanced Fund may be distributed by the Strategic Allocation Fund in future periods. Immediately prior to the acquisition, the net assets of the Balanced Fund and the Strategic Allocation Fund were $20,830 and $12,534, respectively.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Balanced Fund that have been included in the Strategic Allocation Fund's Statement of Operations since July 22, 2016.

11.  Subsequent Events:

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of NewBridge Large Cap Growth Fund, Special Value Fund, Sycamore Established Value Fund, Sycamore Small Company Opportunity Fund, Expedition Emerging Markets Small Cap Fund, NewBridge Global Equity Fund, INCORE Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund, Strategic Allocation Fund, and INCORE Investment Grade Convertible Fund, (eleven of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Victory Portfolios at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

Victory Portfolios	Supplemental Information October 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D.T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 65	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Dennis M. Bushe, 72	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Net Expense Ratio During Period 5/1/16-10/31/16
NewBridge Large Cap Growth Fund
Class A Shares	$1,000.00	$1,009.50	$6.77	1.34%
Class C Shares	1,000.00	1,005.70	10.59	2.10%
Class I Shares	1,000.00	1,011.60	3.99	0.79%
Class R Shares	1,000.00	1,007.60	8.33	1.65%
Class Y Shares	1,000.00	1,011.70	5.16	1.02%
Special Value Fund
Class A Shares	1,000.00	1,010.30	5.91	1.17%
Class C Shares	1,000.00	1,006.20	10.49	2.08%
Class I Shares	1,000.00	1,010.70	5.46	1.08%
Class R Shares	1,000.00	1,009.30	7.27	1.44%
Class Y Shares	1,000.00	1,011.70	4.70	0.93%
Sycamore Established Value Fund
Class A Shares	1,000.00	1,057.30	4.91	0.95%
Class C Shares	1,000.00	1,052.60	9.29	1.80%
Class I Shares	1,000.00	1,058.50	3.78	0.73%
Class R Shares	1,000.00	1,056.20	5.84	1.13%
Class R6 Shares	1,000.00	1,059.30	3.00	0.58%
Class Y Shares	1,000.00	1,058.30	3.73	0.72%

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Net Expense Ratio During Period 5/1/16-10/31/16
Sycamore Small Company Opportunity Fund
Class A Shares	$1,000.00	$1,077.00	$6.58	1.26%
Class I Shares	1,000.00	1,078.50	4.91	0.94%
Class R Shares	1,000.00	1,075.80	7.62	1.46%
Class R6 Shares	1,000.00	1,078.30	5.12	0.98%
Class Y Shares	1,000.00	1,077.60	6.01	1.15%
Expedition Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,013.20	9.11	1.80%
Class C Shares	1,000.00	1,009.00	12.88	2.55%
Class I Shares	1,000.00	1,014.30	7.59	1.50%
NewBridge Global Equity Fund
Class A Shares	1,000.00	1,011.10	7.08	1.40%
Class C Shares	1,000.00	1,007.80	10.85	2.15%
Class I Shares	1,000.00	1,012.80	5.82	1.15%
Class R6 Shares	1,000.00	1,011.90	5.82	1.15%
INCORE Fund for Income
Class A Shares	1,000.00	1,001.60	4.53	0.90%
Class C Shares	1,000.00	998.80	8.49	1.69%
Class I Shares	1,000.00	1,004.00	3.17	0.63%
Class R Shares	1,000.00	1,001.60	4.53	0.90%
Class R6 Shares	1,000.00	1,003.00	3.17	0.63%
Class Y Shares	1,000.00	1,003.60	3.58	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,001.40	4.98	0.99%
Class Y Shares	1,000.00	1,002.80	3.62	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,003.60	5.14	1.02%
Strategic Allocation Fund
Class A Shares	1,000.00	1,018.00	0.66	0.13%
Class C Shares	1,000.00	1,014.40	4.20	0.83%
Class I Shares	1,000.00	1,020.10	—	—
Class R Shares	1,000.00	1,016.50	2.23	0.44%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,017.40	8.06	1.59%
Class I Shares	1,000.00	1,020.10	5.03	0.99%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Expense Ratio During Period 5/1/16-10/31/16
NewBridge Large Cap Growth Fund
Class A Shares	$1,000.00	$1,018.40	$6.80	1.34%
Class C Shares	1,000.00	1,014.58	10.63	2.10%
Class I Shares	1,000.00	1,021.17	4.01	0.79%
Class R Shares	1,000.00	1,016.84	8.36	1.65%
Class Y Shares	1,000.00	1,020.01	5.18	1.02%
Special Value Fund
Class A Shares	1,000.00	1,019.25	5.94	1.17%
Class C Shares	1,000.00	1,014.68	10.53	2.08%
Class I Shares	1,000.00	1,019.71	5.48	1.08%
Class R Shares	1,000.00	1,017.90	7.30	1.44%
Class Y Shares	1,000.00	1,020.46	4.72	0.93%
Sycamore Established Value Fund
Class A Shares	1,000.00	1,020.36	4.82	0.95%
Class C Shares	1,000.00	1,016.09	9.12	1.80%
Class I Shares	1,000.00	1,021.47	3.71	0.73%
Class R Shares	1,000.00	1,019.46	5.74	1.13%
Class R6 Shares	1,000.00	1,022.22	2.95	0.58%
Class Y Shares	1,000.00	1,021.52	3.66	0.72%
Sycamore Small Company Opportunity Fund
Class A Shares	1,000.00	1,018.80	6.39	1.26%
Class I Shares	1,000.00	1,020.41	4.77	0.94%
Class R Shares	1,000.00	1,017.80	7.41	1.46%
Class R6 Shares	1,000.00	1,020.21	4.98	0.98%
Class Y Shares	1,000.00	1,019.36	5.84	1.15%
Expedition Emerging Markets Small Cap Fund
Class A Shares	1,000.00	1,016.09	9.12	1.80%
Class C Shares	1,000.00	1,012.32	12.90	2.55%
Class I Shares	1,000.00	1,017.60	7.61	1.50%
NewBridge Global Equity Fund
Class A Shares	1,000.00	1,018.10	7.10	1.40%
Class C Shares	1,000.00	1,014.33	10.89	2.15%
Class I Shares	1,000.00	1,019.36	5.84	1.15%
Class R6 Shares	1,000.00	1,019.36	5.84	1.15%

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Expense Ratio During Period 5/1/16-10/31/16
INCORE Fund for Income
Class A Shares	$1,000.00	$1,020.61	$4.57	0.90%
Class C Shares	1,000.00	1,016.64	8.57	1.69%
Class I Shares	1,000.00	1,021.97	3.20	0.63%
Class R Shares	1,000.00	1,020.61	4.57	0.90%
Class R6 Shares	1,000.00	1,021.97	3.20	0.63%
Class Y Shares	1,000.00	1,021.57	3.61	0.71%
National Municipal Bond Fund
Class A Shares	1,000.00	1,020.16	5.03	0.99%
Class Y Shares	1,000.00	1,021.52	3.66	0.72%
Ohio Municipal Bond Fund
Class A Shares	1,000.00	1,020.01	5.18	1.02%
Strategic Allocation Fund
Class A Shares	1,000.00	1,024.48	0.66	0.13%
Class C Shares	1,000.00	1,020.96	4.22	0.83%
Class I Shares	1,000.00	1,025.14	—	—
Class R Shares	1,000.00	1,022.92	2.24	0.44%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,017.14	8.06	1.59%
Class I Shares	1,000.00	1,020.16	5.03	0.99%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2016, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Special Value Fund	100%
Sycamore Established Value Fund	85%
Sycamore Small Company Opportunity Fund	57%
NewBridge Global Equity Fund	100%
Strategic Allocation Fund	62%
INCORE Investment Grade Convertible Fund	42%

Dividends qualifying for corporate dividends received deductions of:

Amount
Special Value Fund	100%
Sycamore Established Value Fund	93%
Sycamore Small Company Opportunity Fund	56%
NewBridge Global Equity Fund	66%
Strategic Allocation Fund	99%
INCORE Investment Grade Convertible Fund	29%

For the year ended October 31, 2016, the following Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$1,505
Ohio Municipal Bond Fund	1,140

For the year ended October 31, 2016, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Established Value Fund	$32,091
Sycamore Small Company Opportunity Fund	57,455
National Municipal Bond Fund	358
Ohio Municipal Bond Fund	49

For the year ended October 31, 2016, the following Funds designated long-term capital gain distributions (in thousands):

Amount
NewBridge Large Cap Growth Fund	$34,864
Sycamore Established Value Fund	218,206
Sycamore Small Company Opportunity Fund	215,824
NewBridge Global Equity Fund	604
National Municipal Bond Fund	846
Ohio Municipal Bond Fund	407

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2016, were as follows:

	Foreign Source Income	Foreign Tax Expense
NewBridge Global Equity Fund	0.17	0.02

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-ANN (10/16)

October 31, 2016

Annual Report

Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (Unaudited)	3
Fund Review and Commentary (Unaudited)	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Supplemental Information
Trustee and Officer Information	29
Proxy Voting and Form N-Q Information	32
Expense Examples	32
Additional Federal Income Tax Information	34

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Letter to Our Shareholders (Unaudited)

Dear Victory Funds Shareholder,

Never a dull moment. Perhaps that's the one certainty that investors can take away in a world of uncertainty, where political and economic risks appear to be in a constant state of elevation. We perpetually seem to be waiting for the next big shock.

Maybe that's a reflection of an aging bull market seven years after the Global Financial Crisis, a truly seminal event for investors that's still fresh for many of us. Or maybe it's persistent worries of growth rates in emerging markets, or the specter of higher U.S. interest rates that investors seemingly have been anticipating forever.

And there are plenty of other issues to ponder as well. Investors have had to grapple with a surprise political outcome in Britain, which voted to leave the European Union, not to mention a U.S. Presidential election that virtually no pollster handicapped accurately. Plus, let's not forget the negative bond yields in several major global developed markets, which create yet another set of variables that obfuscates the future.

What remains clear, however, is that investing today is no easy task, and there are many cross-currents that need deciphering. During the third quarter of 2016, a mixed bag of economic data continues to suggest that growth will plod along in a back-and-forth fashion. Domestically, we are benefitting from relatively strong personal consumption, but that's being offset by more tepid business investment and government spending. The more recent ISM manufacturing surveys show that the factory sector is still challenged, but, on the flip side, the ISM non-manufacturing survey posted its strongest reading in almost a year. Solid employment and healthier finances are underpinning household spending, but income gains and a bigger paycheck could provide a significant boost to consumer confidence and likely drive a meaningful pickup in spending to push growth above trend in 2017.

Yet despite all the question marks regarding global trade and post-Brexit uneasiness, equity markets in the U.S., key global developed markets, and emerging markets all moved higher during the course of 2016. Nevertheless, more volatility should be expected, and the catalysts could come domestically or from any corner of the globe. But the equity markets' resiliency has been impressive.

While markets will continue to provide tactical challenges for investors, we also believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is appropriate for investors seeking to weather possible market turbulence. Of this, we have no doubt.

To help investors maintain their longer-term conviction, we are committed to offering an eclectic mix of investment products. In conjunction with our efforts, Victory Capital completed the acquisition of RS Investments (including the recently renamed Sophus Capital) from The Guardian Life Insurance Company of America. The acquisition expands Victory Capital's multi-boutique model to include 11 distinct

3

investment franchises with $51.4 billion in assets under management and advisement as of September 30, 2016.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

4

The Victory Equity Funds (Unaudited)

Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in its portfolio changes.

Commentary

Equity markets appreciated for the eighth consecutive year in the fiscal year ended October 31, 2016. A vote by Great Britain to leave the European Union (Brexit), and an unconventional election season in the United States did little to sway investors' mindset. Although there was some reluctance on the part of institutional investors to embrace the appreciation due to earnings stagnation and sluggish economic growth, markets climbed nearly 5% in the fiscal year ended October 31. This economic expansion, while more tepid than historical, has lasted 85 months, or 38 months longer than the average expansion since 1932.

The Fund returned –4.21% (Class A Shares at net asset value), underperforming its S&P 500 Index benchmark return of 4.51% in Fiscal 2016. Within the portfolio, Microsoft, Time Warner, and Baxter were the largest contributors to the Fund's performance. Microsoft's core enterprise software business has performed well, but the market is finally giving the company credit for the growth in its Cloud offering. Time Warner agreed to be acquired by AT&T late in the fiscal year. Baxter appreciated under new management, as they have outperformed original profitability targets. The largest detractors to performance were H&R Block, Bank of America, and Citigroup. H&R Block declined as the company lost share in its important tax preparation business, while Bank of America and Citigroup declined early in the year when recession fears were growing and interest rates declined.

High dividend yielding sectors were rewarded with higher valuations earlier in the fiscal year given low interest rates, but cyclical securities rallied beginning in the summer months as the ten-year treasury rose approximately 40 bps to nearly 1.8% ending the fiscal year. The best performing sectors in the fiscal year were Technology and Telecommunications with double-digit returns, followed closely by the Consumer Staples sector. Health Care and Consumer Discretionary were the worst and only negative performing sectors for the year.

5

The Victory Equity Funds (Unaudited)

Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2016

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/20/89		2/28/02		8/31/07	3/26/99	3/3/14	1/27/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index[1]
One Year	-4.21%	-9.73%	-5.01%	-5.87%	-3.96%	-4.55%	-3.93%	-4.01%	4.51%
Three Year	4.04%	2.00%	3.18%	3.18%	4.32%	3.71%	N/A	4.26%	8.84%
Five Year	10.99%	9.68%	10.08%	10.08%	11.28%	10.66%	N/A	N/A	13.57%
Ten Year	4.93%	4.31%	4.09%	4.09%	N/A	4.64%	N/A	N/A	6.70%
Since Inception	9.63%	9.39%	4.86%	4.86%	4.40%	5.37%	3.44%	8.63%	N/A
Expense Ratios
Gross	1.09%		1.91%		0.81%	1.38%	2.01%	0.98%
With Applicable Waivers	1.09%		1.91%		0.81%	1.38%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated February 29, 2016. Additional information pertaining to the Fund's expense ratios as of October 31, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Diversified Stock Fund — Growth of $10,000

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Portfolios Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (10.4%):
Adient PLC (a)	22,632	$1,030
Advance Auto Parts, Inc.	92,570	12,967
Amazon.com, Inc. (a)	12,000	9,478
DISH Network Corp. (a)	111,000	6,500
Dollar Tree, Inc. (a)	165,000	12,465
Target Corp.	96,400	6,626
Time Warner, Inc.	206,700	18,395
		67,461
Consumer Staples (11.6%):
CVS Health Corp.	179,930	15,132
Diageo PLC, ADR (b)	77,100	8,291
Mead Johnson Nutrition Co.	66,100	4,942
Mondelez International, Inc., Class A	156,200	7,020
Philip Morris International, Inc.	209,800	20,233
Pinnacle Foods, Inc.	97,200	4,998
The Coca-Cola Co.	352,300	14,937
		75,553
Energy (4.1%):
Hess Corp.	65,400	3,137
Occidental Petroleum Corp.	194,129	14,154
Schlumberger Ltd.	120,580	9,433
		26,724
Financials (12.8%):
Chubb Ltd.	111,100	14,110
Morgan Stanley	300,500	10,088
The Bank of New York Mellon Corp.	392,280	16,974
The Progressive Corp.	496,000	15,629
U.S. Bancorp	427,300	19,125
Wells Fargo & Co.	155,000	7,132
		83,058
Health Care (16.7%):
Baxter International, Inc.	245,450	11,681
Bristol-Myers Squibb Co.	72,000	3,666
Celgene Corp. (a)	107,900	11,025
Danaher Corp.	139,102	10,926
Dentsply Sirona, Inc.	56,500	3,253
Eli Lilly & Co.	81,930	6,050
McKesson Corp.	79,900	10,161
Medtronic PLC	257,200	21,095
Merck & Co., Inc.	202,180	11,872
Pfizer, Inc.	596,730	18,922
		108,651

See notes to financial statements.

7

Victory Portfolios Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (10.3%):
Deere & Co. (b)	81,900	$7,231
Fortive Corp.	75,801	3,870
General Dynamics Corp.	107,200	16,160
General Electric Co.	814,410	23,700
Johnson Controls International PLC (a)	226,322	9,125
United Parcel Service, Inc., Class B	65,398	7,047
		67,133
Information Technology (21.0%):
Alphabet, Inc., Class C (a)	32,591	25,569
Apple, Inc.	216,400	24,570
Cisco Systems, Inc.	516,170	15,836
Cognizant Technology Solutions Corp., Class A (a)	205,800	10,568
Harris Corp.	75,300	6,718
Microsoft Corp.	461,100	27,629
PayPal Holdings, Inc. (a)	164,000	6,832
Visa, Inc., Class A	183,530	15,143
Xilinx, Inc.	81,100	4,126
		136,991
Materials (4.7%):
Potash Corp. of Saskatchewan, Inc.	870,500	14,172
Praxair, Inc.	138,000	16,154
		30,326
Real Estate (3.4%):
American Tower Corp.	79,000	9,258
Simon Property Group, Inc.	68,400	12,720
		21,978
Telecommunication Services (2.4%):
Verizon Communications, Inc.	322,400	15,507
Total Common Stocks (Cost $560,385)		633,382

See notes to financial statements.

8

Victory Portfolios Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (1.3%)
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.29% (c)	5,542,592	$5,542
Fidelity Institutional Government Portfolio, 0.27% (c)	2,813,699	2,814
Total Collateral for Securities Loaned (Cost $8,356)		8,356
Total Investments (Cost $568,741) — 98.7%		641,738
Other assets in excess of liabilities — 1.3%		8,136
NET ASSETS — 100.00%		$649,874

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

9

Victory Portfolios	Statement of Assets and Liabilities October 31, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Diversified Stock Fund
ASSETS:
Investments, at value (Cost $568,741)	$641,738	(a)
Cash and cash equivalents	14,367
Interest and dividends receivable	670
Receivable for capital shares issued	307
Receivable for investments sold	8,887
Receivable from Adviser	2
Prepaid expenses	46
Total Assets	666,017
LIABILITIES:
Securities lending collateral	8,356
Payable for investments purchased	5,586
Payable for capital shares redeemed	1,431
Accrued expenses and other payables:
Investment advisory fees	367
Administration fees	48
Custodian fees	23
Transfer agent fees	145
Chief Compliance Officer fees	1
Trustees' fees	1
12b-1 fees	150
Other accrued expenses	35
Total Liabilities	16,143
NET ASSETS:
Capital	571,373
Accumulated undistributed net investment income	1,226
Accumulated net realized gains from investments	4,278
Net unrealized appreciation on investments	72,997
Net Assets	$649,874
Net Assets
Class A Shares	$352,748
Class C Shares	50,213
Class I Shares	162,923
Class R Shares	69,751
Class R6 Shares	2,332
Class Y Shares	11,907
Total	$649,874
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	19,590
Class C Shares	2,903
Class I Shares	9,062
Class R Shares	3,929
Class R6 Shares	130
Class Y Shares	661
Total	36,275
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$18.01
Class C Shares (c)	$17.30
Class I Shares	$17.98
Class R Shares	$17.75
Class R6 Shares	$17.98
Class Y Shares	$18.00
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$19.11

(a)  Includes $8,231 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

10

Victory Portfolios	Statement of Operations For the Year Ended October 31, 2016

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Dividend income	$17,404
Securities lending income	11
Total Income	17,415
Expenses:
Investment advisory fees	5,296
Administration fees	699
12b-1 fees — Class A Shares	1,060
12b-1 fees — Class C Shares	586
12b-1 fees — Class R Shares	391
Custodian fees	45
Transfer agent fees — Class A Shares	188
Transfer agent fees — Class C Shares	61
Transfer agent fees — Class I Shares	55
Transfer agent fees — Class R Shares	60
Transfer agent fees — Class R6 Shares	— (a)
Transfer agent fees — Class Y Shares	16
Trustees' fees	81
Chief Compliance Officer fees	10
Legal and audit fees	57
State registration and filing fees	85
Other expenses	86
Total Expenses	8,776
Expenses waived/reimbursed by Adviser	(23)
Net Expenses	8,753
Net Investment Income	8,662
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from securities transactions	10,764
Net change in unrealized appreciation/depreciation on investments	(60,287)
Net realized/unrealized losses on investments	(49,523)
Change in net assets resulting from operations	$(40,861)

(a)  Rounds to less than $1.

See notes to financial statements.

11

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
From Investment Activities:
Operations:
Net investment income	$8,662	$8,033
Net realized gains from investment transactions	10,764	106,361
Net change in unrealized appreciation/depreciation on investments	(60,287)	(54,852)
Change in net assets resulting from operations	(40,861)	59,542
Distributions to Shareholders:
From net investment income:
Class A Shares	(4,143)	(4,570)
Class C Shares	(161)	(78)
Class I Shares	(2,947)	(3,250)
Class R Shares	(559)	(415)
Class R6 Shares	(84)	(11)
Class Y Shares	(171)	(192)
From net realized gains:
Class A Shares	(42,984)	(103,013)
Class C Shares	(5,903)	(10,866)
Class I Shares	(23,646)	(48,656)
Class R Shares	(7,550)	(14,579)
Class R6 Shares	(457)	(56)
Class Y Shares	(1,485)	(3,111)
Change in net assets resulting from distributions to shareholders	(90,090)	(188,797)
Change in net assets resulting from capital transactions	(246,756)	(223,349)
Change in net assets	(377,707)	(352,604)
Net Assets:
Beginning of period	1,027,581	1,380,185
End of period	$649,874	$1,027,581
Accumulated undistributed net investment income	$1,226	$28

See notes to financial statements.

12

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$25,331	$56,290
Distributions reinvested	42,999	94,195
Cost of shares redeemed	(177,644)	(352,513)
Total Class A Shares	$(109,314)	$(202,028)
Class C Shares
Proceeds from shares issued	$2,824	$4,988
Distributions reinvested	4,286	7,482
Cost of shares redeemed	(15,424)	(13,176)
Total Class C Shares	$(8,314)	$(706)
Class I Shares
Proceeds from shares issued	$37,325	$103,405
Distributions reinvested	21,351	49,290
Cost of shares redeemed	(173,113)	(169,169)
Total Class I Shares	$(114,437)	$(16,474)
Class R Shares
Proceeds from shares issued	$4,105	$6,571
Distributions reinvested	7,694	14,282
Cost of shares redeemed	(19,895)	(27,869)
Total Class R Shares	$(8,096)	$(7,016)
Class R6 Shares
Proceeds from shares issued	$2,280	$5,556
Distributions reinvested	541	67
Cost of shares redeemed	(5,239)	(487)
Total Class R6 Shares	$(2,418)	$5,136
Class Y Shares
Proceeds from shares issued	$2,459	$3,719
Distributions reinvested	52	40
Cost of shares redeemed	(6,688)	(6,020)
Total Class Y Shares	$(4,177)	$(2,261)
Change in net assets resulting from capital transactions	$(246,756)	$(223,349)

(continues on next page)

See notes to financial statements.

13

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Diversified Stock Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015
Share Transactions:
Class A Shares
Issued	$1,387	$2,695
Reinvested	2,329	4,507
Redeemed	(9,716)	(16,773)
Total Class A Shares	(6,000)	(9,571)
Class C Shares
Issued	157	246
Reinvested	241	370
Redeemed	(884)	(654)
Total Class C Shares	(486)	(38)
Class I Shares
Issued	2,073	5,087
Reinvested	1,160	2,364
Redeemed	(9,265)	(8,127)
Total Class I Shares	(6,032)	(676)
Class R Shares
Issued	228	316
Reinvested	422	692
Redeemed	(1,102)	(1,344)
Total Class R Shares	(452)	(336)
Class R6 Shares
Issued	128	281
Reinvested	29	3
Redeemed	(289)	(24)
Total Class R6 Shares	(132)	260
Class Y Shares
Issued	133	178
Reinvested	3	2
Redeemed	(365)	(288)
Total Class Y Shares	(229)	(108)
Change in Shares	(13,331)	(10,469)

See notes to financial statements.

14

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$20.80	$23.04	$21.10	$16.26	$14.40
Investment Activities:
Net investment income	0.20 (a)	0.15	0.21	0.21	0.14
Net realized and unrealized gains (losses) on investments	(1.04)	0.97	2.32	4.83	1.86
Total from Investment Activities	(0.84)	1.12	2.53	5.04	2.00
Distributions to Shareholders:
Net investment income	(0.19)	(0.15)	(0.20)	(0.20)	(0.14)
Net realized gains from investments	(1.76)	(3.21)	(0.39)	—	—
Total Distributions to Shareholders	(1.95)	(3.36)	(0.59)	(0.20)	(0.14)
Net Asset Value, End of Period	$18.01	$20.80	$23.04	$21.10	$16.26
Total Return (excludes sales charge)	(4.21)%	4.85%	12.13%	31.19%	14.00%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$352,748	$532,180	$810,011	$920,589	$1,202,263
Ratio of net expenses to average net assets	1.07%	1.09%	1.10%	1.08%	1.09%
Ratio of net investment income to average net assets	1.06%	0.68%	0.93%	1.12%	0.92%
Portfolio turnover (b)	74%	74%	70%	89%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

15

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$20.07	$22.38	$20.53	$15.83	$14.04
Investment Activities:
Net investment income (loss)	0.04 (a)	(0.03)	0.02	0.04	0.01
Net realized and unrealized gains (losses) on investments	(1.00)	0.95	2.25	4.72	1.82
Total from Investment Activities	(0.96)	0.92	2.27	4.76	1.83
Distributions to Shareholders:
Net investment income	(0.05)	(0.02)	(0.03)	(0.06)	(0.04)
Net realized gains from investments	(1.76)	(3.21)	(0.39)	—	—
Total Distributions to Shareholders	(1.81)	(3.23)	(0.42)	(0.06)	(0.04)
Net Asset Value, End of Period	$17.30	$20.07	$22.38	$20.53	$15.83
Total Return (excludes contingent deferred sales charge)	(5.01)%	4.01%	11.18%	30.16%	13.02%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,213	$67,997	$76,697	$82,069	$73,664
Ratio of net expenses to average net assets	1.90%	1.91%	1.89%	1.90%	1.93%
Ratio of net investment income (loss) to average net assets	0.23%	(0.16)%	0.13%	0.25%	0.06%
Portfolio turnover (b)	74%	74%	70%	89%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

16

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$20.77	$23.01	$21.08	$16.25	$14.39
Investment Activities:
Net investment income	0.24 (a)	0.20	0.27	0.25	0.19
Net realized and unrealized gains (losses) on investments	(1.03)	0.98	2.31	4.83	1.86
Total from Investment Activities	(0.79)	1.18	2.58	5.08	2.05
Distributions to Shareholders:
Net investment income	(0.24)	(0.21)	(0.26)	(0.25)	(0.19)
Net realized gains from investments	(1.76)	(3.21)	(0.39)	—	—
Total Distributions to Shareholders	(2.00)	(3.42)	(0.65)	(0.25)	(0.19)
Net Asset Value, End of Period	$17.98	$20.77	$23.01	$21.08	$16.25
Total Return	(3.96)%	5.16%	12.39%	31.49%	14.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$162,923	$313,482	$362,936	$394,394	$484,884
Ratio of net expenses to average net assets	0.80%	0.81%	0.82%	0.82%	0.82%
Ratio of net investment income to average net assets	1.33%	0.94%	1.20%	1.38%	1.20%
Portfolio turnover (b)	74%	74%	70%	89%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

17

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Net Asset Value, Beginning of Period	$20.54	$22.79	$20.89	$16.10	$14.26
Investment Activities:
Net investment income	0.14 (a)	0.08	0.14	0.14	0.09
Net realized and unrealized gains (losses) on investments	(1.04)	0.97	2.29	4.80	1.85
Total from Investment Activities	(0.90)	1.05	2.43	4.94	1.94
Distributions to Shareholders:
Net investment income	(0.13)	(0.09)	(0.14)	(0.15)	(0.10)
Net realized gains from investments	(1.76)	(3.21)	(0.39)	—	—
Total Distributions to Shareholders	(1.89)	(3.30)	(0.53)	(0.15)	(0.10)
Net Asset Value, End of Period	$17.75	$20.54	$22.79	$20.89	$16.10
Total Return	(4.55)%	4.57%	11.77%	30.82%	13.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$69,751	$89,949	$107,486	$125,974	$111,727
Ratio of net expenses to average net assets	1.36%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.77%	0.38%	0.66%	0.77%	0.61%
Portfolio turnover (b)	74%	74%	70%	89%	87%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

18

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class R6 Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$20.77	$23.01	$21.45
Investment Activities:
Net investment income	0.26 (b)	0.19	0.19
Net realized and unrealized gains (losses) on investments	(1.05)	0.99	1.58
Total from Investment Activities	(0.79)	1.18	1.77
Distributions to Shareholders:
Net investment income	(0.24)	(0.21)	(0.21)
Net realized gains from investments	(1.76)	(3.21)	—
Total Distributions to Shareholders	(2.00)	(3.42)	(0.21)
Net Asset Value, End of Period	$17.98	$20.77	$23.01
Total Return (c)	(3.93)%	5.19%	8.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,332	$5,447	$54
Ratio of net expenses to average net assets (d)	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets (d)	1.40%	0.78%	1.25%
Ratio of gross expenses to average net assets (e)	0.92%	2.01%	29.23%
Portfolio turnover (f)	74%	74%	70%

(a)  Class R6 commenced operations on March 3, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

19

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Class Y Shares
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$20.79	$23.04	$21.10	$17.66
Investment Activities:
Net investment income	0.23 (b)	0.19	0.26	0.16
Net realized and unrealized gains (losses) on investments	(1.03)	0.97	2.32	3.43
Total from Investment Activities	(0.80)	1.16	2.58	3.59
Distributions to Shareholders:
Net investment income	(0.23)	(0.20)	(0.25)	(0.15)
Net realized gains from investments	(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(1.99)	(3.41)	(0.64)	(0.15)
Net Asset Value, End of Period	$18.00	$20.79	$23.04	$21.10
Total Return (c)	(4.01)%	5.06%	12.39%	20.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,907	$18,526	$23,001	$25,233
Ratio of net expenses to average net assets (d)	0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets (d)	1.27%	0.90%	1.17%	1.06%
Ratio of gross expenses to average net assets (e)	0.96%	0.98%	0.95%	1.01%
Portfolio turnover (f)	74%	74%	70%	89%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

20

Victory Portfolios	Notes to Financial Statements October 31, 2016

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements are those of the Diversified Stock Fund (the "Fund"), which seeks to provide long-term growth of capital.

The Fund is authorized to issue six classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class R6 Shares and Class Y Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

21

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the fiscal year ended October 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	Total
Common Stocks	$633,382	$633,382
Collateral for Securities Loaned	8,356	8,356
Total	$641,738	$641,738

There were no transfers between Level 1 and Level 2 as of October 31, 2016.

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Companies:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for

22

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2016:

Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-cash Collateral Received (000)	Net Amount Due to Counterparty (000)	Net Amount (000)
$8,231	$8,231	$—	$125	$—

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

23

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

In-Kind Redemptions:

During the year, the Fund transferred securities in exchange for redemption of fund shares (in-kind redemptions). For the fiscal year ended October 31, 2016, the fair value of the transferred securities was $12,321 thousand and the realized gain resulting from the in-kind redemptions was $632 thousand.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended October 31, 2016 were as follows for the Fund (in thousands):

Purchases	Sales
$591,465	$910,401

There were no purchases or sales of U.S. Government Securities during the period.

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at a rate of 0.65% of the first $800 million in average daily net assets, 0.60% of the average daily net assets above $800 million to $2.4 billion and 0.55% of the average daily net assets above $2.4 billion of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

Effective July 18, 2016, Citibank, N.A. ("Citibank") serves as custodian of all of the Fund's assets. Prior to July 18, 2016, KeyBank National Association ("KeyBank") served as custodian of all of the Fund's assets. KeyBank received fees at an annualized rate of 0.005% of the Fund's aggregate average daily net assets, plus applicable per transaction fees. The Fund reimbursed KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

24

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly, SunGard Investor Services LLC) serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

EJV Financial Services LLC serves as the Trust's Chief Compliance Officer ("CCO"). Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), pay EJV Trusts pay EJV Financial Services LLC $220 thousand annually for CCO consulting services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R and Class C Shares of the Fund.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the fiscal year ended October 31, 2016, the Distributor received approximately $5 thousand from commissions earned on sales of Class A Shares and the transfer agent received $1 thousand from redemptions of Class C Shares of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund until at least February 28, 2017. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2016, the expense limits were as follows:

Class	Expense Limit
Class R6 Shares	0.78%
Class Y Shares	0.86%

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of October 31, 2016, the following amounts are available to be repaid to

25

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

the Adviser. The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Amount Waived or Reimbursed Available to Recoup	Expires October 31, year
$33,298	2017
38,000	2018
22,701	2019

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2016.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's Shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's Shares. An investment in the Fund's Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $100 million for providing the Line of Credit. For the fiscal year ended October 31, 2016, Citibank earned approximately $55 thousand for Line of Credit fees. Each fund in the Victory Trusts pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

There were no loans for the Fund during the year ended October 31, 2016.

26

Victory Portfolios	Notes to Financial Statements — continued October 31, 2016

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended October 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$20,615	$69,475	$90,090
Year Ended October 31, 2015
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$70,346	$118,451	$188,797

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$1,368	$7,053	$8,421	$—	$—	$70,222	$78,643

*Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2016, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2016. These losses are deemed to arise on the first day of the Funds' next taxable year.

**The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended October 31, 2016, the Fund did not utilize capital loss carryforwards.

At October 31, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$571,516	$89,152	$(18,930)	$70,222

8. Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Diversified Stock Fund, (one of the portfolios constituting the Victory Portfolios (the "Fund")), as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Stock Fund (one of the portfolios constituting the Victory Portfolios) at October 31, 2016, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 22, 2016

28

Victory Portfolios	Supplemental Information October 31, 2016

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 65	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 65	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Dennis M. Bushe, 72	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

29

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 44	Trustee	May 2008

Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

30

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

31

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Net Expense Ratio During Period 5/1/16-10/31/16
Diversified Stock
Class A Shares	$1,000.00	$1,009.00	$5.30	1.05%
Class C Shares	1,000.00	1,004.90	9.58	1.90
Class I Shares	1,000.00	1,009.90	4.04	0.80
Class R Shares	1,000.00	1,007.00	6.81	1.35
Class R6 Shares	1,000.00	1,010.60	3.94	0.78
Class Y Shares	1,000.00	1,009.60	4.34	0.86

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period 5/1/16-10/31/16*	Annualized Expense Ratio During Period 5/1/16-10/31/16
Diversified Stock
Class A Shares	$1,000.00	$1,019.86	$5.33	1.05%
Class C Shares	1,000.00	1,015.58	9.63	1.90
Class I Shares	1,000.00	1,021.11	4.06	0.80
Class R Shares	1,000.00	1,018.35	6.85	1.35
Class R6 Shares	1,000.00	1,021.22	3.96	0.78
Class Y Shares	1,000.00	1,020.81	4.37	0.86

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

Victory Portfolios	Supplemental Information — continued October 31, 2016

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2016, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 100%.

Dividends qualifying for corporate dividends received a deduction of 92%.

For the year ended October 31, 2016, the Fund designated short-term capital gain distributions in the amount of $12,471 thousand and long-term capital gain distributions in the amount of $69,475 thousand.

34

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN (10/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2016	2015
(a) Audit Fees (1)	$196,000	$215,800
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	60,290	65,882
(d) All Other Fees (4)	0	0

(1)         Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)         Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)         Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)         For the fiscal years ended October 31, 2016 and October 31, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2016 and 2015 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2016	$367,890
2015	$268,855

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	December 23, 2016

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer

Date	December 23, 2016